UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Soliciting Material under §240.14a-12

Virtu Financial, Inc.

(Name of Registrant as Specified In Its Charter)

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Notice of Annual Meeting of Stockholders
Notice is hereby given that the 2025 annual meeting of stockholders (the “Annual Meeting”) of Virtu Financial, Inc., a Delaware corporation (the “Company”, “Virtu” or “we”), will be held on Monday, June 2, 2025, at 9:00 a.m. (Eastern Time). The Annual Meeting will be held in a virtual meeting format only. You can attend the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/VIRT2025. You will need to have your 16-Digit Control Number included on your Notice or your proxy card (if you received a printed copy of the proxy materials) to join the Annual Meeting.
We are holding the meeting for the following purposes:
1.
To elect three directors to our board of directors, each to serve as a Class I director for a term of three years expiring at the annual meeting of stockholders to be held in 2028 and until such director’s successor has been duly elected and qualified;

2.
To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the accompanying proxy statement;

3.
To approve, on an advisory basis, the frequency (every one, two or three years) of future advisory votes to approve the compensation of our named executive officers;

4.
To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

5.
To approve the Virtu Financial, Inc. Second Amended and Restated 2015 Management Incentive Plan (the “Second Amended Plan”) to increase the number of shares authorized for issuance thereunder, extend the expiration date thereof and remove certain provisions related to Section 162(m) of the Code that are no longer applicable; and

6.
To transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record as of the close of business on April 11, 2025 (the “Record Date”) will be entitled to attend or vote at the Annual Meeting or any adjournment or postponement thereof.
To make it easy to vote, Internet and telephone voting are available. The instructions for voting are on the proxy card.
If you hold your shares through a bank, broker or other holder of record, please follow the voting instructions you received from the holder of record.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote your shares as soon as possible. Please mark, sign, date and return the accompanying proxy card or voting instruction form in the postage paid envelope or instruct us by telephone or via the Internet as to how you would like your shares voted. Instructions are included on the proxy card and voting instruction form.
By Order of the Board of Directors
/s/ Michael T. Viola

Michael T. Viola
Chairman
New York, New York
April 23, 2025
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 2, 2025: Virtu’s Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are also available at https://materials.proxyvote.com/.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS: This Proxy Statement may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which may relate to the Company’s future prospects or performance, governance, risk management practices, and executive compensation practices, among other topics. Statements regarding Virtu’s business that are not historical facts are forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, and if the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. Forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties, some or all of which are not predictable or within Virtu’s control, that could cause actual performance or results to differ materially from those expressed in the statements. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in forward-looking statements, please see Virtu’s Securities and Exchange Commission (“SEC”) filings, including but not limited to the information contained under the heading “Risk Factors” in Virtu’s Annual Report on Form 10-K, Virtu’s Quarterly Reports on Form 10-Q and Virtu’s Current Reports on Form 8-K filed with the SEC.

i	2025 Proxy Statement

Proxy Statement Summary
Virtu Financial, Inc.
1633 Broadway
New York, New York 10019
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. For more complete information regarding the Company’s 2024 fiscal year performance, please review the Company’s 2024 Annual Report on Form 10-K (the “2024 Annual Report”). This proxy statement also includes several website addresses and references to additional materials found on those websites. These websites and materials are not incorporated by reference herein.
DATE:	Monday, June 2, 2025	LOCATION OF ANNUAL MEETING:	Virtual Annual Meeting accessible at www.virtualshareholdermeeting.com/VIRT2025
TIME:	9:00 AM (Eastern Time)
Voting Matters
Items of Business		Board Recommendation
1
To elect three directors to our board of directors, each to serve as a Class I director for a term of three years expiring at the annual meeting of stockholders to be held in 2028 and until such director’s successor has been duly elected and qualified.
FOR each Nominee
2	To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the accompanying proxy statement.	FOR
3	To approve, on an advisory basis, the frequency (every one, two or three years) of future advisory votes to approve the compensation of our named executive officers.	FOR
4	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	FOR
5
To approve the Second Amended Plan to increase the number of shares authorized for issuance thereunder, extend the expiration date thereof and remove certain provisions related to Section 162(m) of the Code that are no longer applicable.
FOR
How to Vote
You may vote using any of the following methods:

INTERNET	TELEPHONE	MAIL	VIRTUAL ANNUAL MEETING
Visit www.proxyvote.com to vote via the Internet.	Call toll-free 1-800-690-6903 in the United States or from foreign countries from any touch-tone telephone and follow the instructions.	Follow the instructions in your proxy materials.	All stockholders as of the close of business on the Record Date can vote electronically at the virtual Annual Meeting.
2025 Proxy Statement	1

Proxy Statement Summary
Directors and Executive Officers

The following table sets forth certain information about our directors and executive officers as of the date of this proxy statement.
Name and Primary Occupation	Director or Officer Since	Age	Independent	Committee Membership
				Audit	Risk	Compensation	N&CG
Vincent Viola Founder and Chairman Emeritus	2015	69
Douglas A. Cifu Chief Executive Officer and Director	2013	59
Michael T. Viola Chairman of the Board of Directors	2016	38
William F. Cruger, Jr. Director	2015	66
Virginia Gambale Director	2020	65
Joseph J. Grano, Jr. Director	2017	77
Joanne M. Minieri Director	2021	64
John D. Nixon Director	2015	69
Christopher C. Quick Director	2016	67
David J. Urban Director	2018	61
Stephen Cavoli Executive Vice President, Markets	2017	56
Brett Fairclough Co-President and Co-Chief Operating Officer	2019	42
Joseph Molluso Co-President and Co-Chief Operating Officer	2020	56
Cindy Lee Executive Vice President, Chief Financial Officer and Treasurer	2024	40
 Member      Audit Committee Financial Expert
2	2025 Proxy Statement

Proxy Statement Summary
Board Composition

Board Skills and Experience

2025 Proxy Statement	3

Proxy Statement Summary
Governance Highlights

WHAT WE DO	WHAT WE DON’T DO

Pay for performance: A portion of the compensation program for named executive officers is designed to encourage the executives to remain focused on both our short-term and long-term operational success and to reward outstanding individual performance.
No IRC Section 280G or 409A tax gross-ups: We do not provide tax gross-ups under our change in control provisions or deferred compensation programs.

Align Incentives with Stockholders: Our executive compensation program is designed to focus our named executive officers on our key strategic, financial and operational goals that will translate into long-term value creation for our stockholders.

Limited perquisites: We provide limited, reasonable perquisites that we believe are consistent with our overall compensation philosophy.

Independent Governance: Our board of directors is currently majority independent and although we are not required to have fully independent Compensation and Nominating and Corporate Governance Committees, our Compensation Committee is fully independent.

4	2025 Proxy Statement

Proposal 1: Election of Directors
At the Annual Meeting, stockholders will vote to elect the three nominees named in this proxy statement as Class I directors. Each of the Class I directors elected at the Annual Meeting will hold office until the 2028 annual meeting of stockholders and until his or her successor has been duly elected and qualified. Our board of directors has nominated William F. Cruger, Jr., Christopher C. Quick, and Vincent Viola to serve as Class I directors for terms expiring at the 2028 annual meeting of stockholders and until each of their successors has been duly elected and qualified. The persons named as proxies will vote to elect Messrs. Cruger Jr., Quick, and Viola, unless a stockholder indicates that his or her shares should be withheld with respect to one or more of such nominees.
In the event that any nominee for Class I director becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the persons named as proxies will vote the proxies in their discretion for any nominee who is designated by the current board of directors to fill the vacancy. All the nominees are currently serving as directors, and we do not expect that the nominees will be unavailable or will decline to serve.
Vote Required

For the election of directors, each director must be elected by a plurality of the votes cast. This means that the three nominees receiving the largest number of “FOR” votes will be elected as directors. Abstentions and broker non-votes have no effect on this proposal.
Our board of directors recommends that you vote FOR each of the nominees for our board of directors in this proposal 1.
2025 Proxy Statement	5

Proposal 1: Election of Directors
Directors

Set forth below is a brief biography of each of our directors.
Class I Directors
The term of the following three Class I directors will expire at the Annual Meeting. Messrs. Cruger Jr., Quick, and Viola are the only nominees for election at the Annual Meeting, for a term that will expire at the 2028 annual meeting of stockholders and until each of their successors has been duly elected and qualified.
William F. Cruger, Jr.	Independent Director Age: 66	Board Committees • Audit • Risk	Director Since 2015

BACKGROUND
Mr. Cruger became a member of our board of directors in April 2015 and was previously a member of the board of directors of Virtu Financial LLC (“Virtu Financial”), which is a subsidiary of the Company and was the entity through which we conducted our business prior to our initial public offering. From 1982 to 2013, he held a number of senior positions at J.P. Morgan and Co., a global investment bank. Mr. Cruger was Managing Director in the Financial Institutions group from 1996 to 2011, and then served as Vice Chairman of Investment Banking at J.P. Morgan and Co., where he was responsible for key client relationships on a global basis. During this time, he also oversaw the rationalization of the firm’s private equity investments in trading platforms and related ventures at Lab Morgan from 2000 to 2001. Prior to this, Mr. Cruger ran the firm’s investment banking practices in Japan from 1991 to 1996, Latin America from 1989 to 1991, and Emerging Asia from 1984 to 1988. Mr. Cruger currently serves on the board of MarketAxess Holdings Inc., a financial technology company (Nasdaq:MKTX) and M&T Bank Corporation, a bank holding company (NYSE:MTB) (“M&T Bank”), and has previously served on the boards of Archipelago Holdings, Inc., an electronic stock market, CreditTrade, Inc., a fixed income broker and trading platform, Capital IQ, Inc., a financial data and analytics company and People’s United Financial, Inc. (Nasdaq:PBCT) (which was a bank holding company prior to its acquisition by M&T Bank). He has an M.B.A. from Columbia University and a B.A. from Clark University.
QUALIFICATIONS
Mr. Cruger’s diverse experience in investment banking at a global financial services firm and his extensive experience in financial markets and financial leadership adds significant value to our board of directors.

Christopher C. Quick	Independent Director Age: 67	Board Committees • Compensation • N&CG	Director Since 2016

BACKGROUND
Mr. Quick became a member of our board of directors in April 2016. Mr. Quick has more than 30 years of experience in the securities and financial services industries. He is the former CEO of Banc of America Specialist, Inc., a wholly owned subsidiary of Bank of America Corporation and member firm of the New York Stock Exchange (“NYSE”). He served in this capacity until 2006. He is also a past Vice Chairman of Global Wealth and Investment Management with Bank of America. From 1982 to 2004, he served as Chairman and Chief Executive Officer of floor-based trading firms Q&R Specialist, JJC Specialist and Fleet Specialists where he remained following the firm’s acquisition by Bank of America Corporation. He is a member of the board of directors of Mutual of America, a provider of retirement services and investments and a Trustee of Fairfield University. He is also a former member of the NYSE Board of Directors, the board of directors of KCG Holdings, Inc. (“KCG”), a market making and electronic trading firm which we acquired in 2017, the board of directors of The Alfred E. Smith Memorial Foundation Inc., and the Board of Trustees for the Boys Club of New York. Mr. Quick received a B.S. in Finance from Fairfield University in 1979.
QUALIFICATIONS
Mr. Quick’s qualifications to serve on our board of directors include his significant experience in the financial services and securities industries, including in the specialist business, and in senior leadership roles and his substantial experience with post-merger and acquisition integration matters.

6	2025 Proxy Statement

Proposal 1: Election of Directors
Vincent Viola	Director Age: 69	Board Committees None	Director Since 2013

BACKGROUND
Mr. Viola is our founder and has served as a member and Chairman Emeritus of our board of directors since July 2017. From November 2013 until July 2017, Mr. Viola served as our Executive Chairman and Chairman of our board of directors. He previously served as Chief Executive Officer and Chairman of the board of directors of Virtu and its predecessors since April 2008. Mr. Viola is one of the nation’s foremost leaders in electronic trading. He was the founder of Virtu Financial Operating LLC (“Virtu East”) in 2008, a founder of Madison Tyler Holdings, LLC (“Madison Tyler Holdings”) in 2002 and is the former Chairman of the New York Mercantile Exchange (“NYMEX”), a commodities exchange. Mr. Viola started his career in the financial services industry on the floor of the NYMEX and became Vice Chairman from 1993 to 1996 and Chairman from 2001 to 2004. Mr. Viola has launched a number of successful businesses during his career, including Virtu and Independent Bank Group Inc., a regional banking group in Texas that was listed on Nasdaq (IBTX) until its merger with SouthState Corporation. Shortly after September 11, 2001, Mr. Viola was instrumental in founding the Combating Terrorism Center at West Point. Mr. Viola is currently the principal owner and serves as the Chairman and Governor for the Florida Panthers Hockey Club and its parent company, Sunrise Sports & Entertainment LLC. Mr. Viola graduated from the U.S. Military Academy at West Point in 1977. He later graduated from the U.S. Army Airborne, Infantry and Ranger Schools and served in the 101st Airborne Division. In 1983, he graduated from New York Law School.
QUALIFICATIONS
Mr. Viola’s extensive business experience in the financial services industry provides our board of directors with valuable knowledge and experience in the electronic trading and market making business. In addition, as our founder, Mr. Viola has successfully led Virtu since its inception and provides our board of directors with valuable insight regarding strategic decisions and the future direction of our Company.

Class II Directors
The term of the following three Class II directors will expire at the 2026 Annual Meeting.
Douglas A. Cifu	Chief Executive Officer and Director Age: 59	Board Committees None	Director Since 2013

BACKGROUND
Mr. Cifu has been our Chief Executive Officer and a member of our board of directors since November 2013. He previously served as Virtu’s President and Chief Operating Officer and has served on its board of directors or the boards of its predecessors since co-founding the firm in April 2008. Prior to co-founding Virtu, Mr. Cifu was a partner at the international law firm of Paul, Weiss, Rifkind, Wharton & Garrison LLP, where he practiced corporate law from 1990 to 2008 and served as a member of the Management Committee and Deputy Chairman of the firm’s corporate department. Mr. Cifu also previously served on the board of directors of Independent Bank Group, Inc. (Nasdaq: IBTX), a regional bank holding company and the U.S. Chamber of Commerce. Mr. Cifu also serves as Vice Chairman, Partner and Alternate Governor for the Florida Panthers Hockey Club and its parent company, Sunrise Sports & Entertainment LLC. Mr. Cifu completed his J.D. at Columbia Law School in 1990 and received his B.A. from Columbia University in 1987, from which he graduated magna cum laude.
QUALIFICATIONS
Mr. Cifu’s extensive experience in global financial markets and market structure, his leadership acumen and his background as a corporate attorney add significant value to our Company and our board of directors. As a co-founder, Mr. Cifu has successfully led Virtu since its inception and provides our board of directors with valuable insight regarding strategic decisions and the future direction of our Company.

2025 Proxy Statement	7

Proposal 1: Election of Directors
Joseph J. Grano, Jr.	Independent Director Age: 77	Board Committees • Audit • Compensation	Director Since 2017

BACKGROUND
Mr. Grano, Jr. became a member of our board of directors in October 2017. Mr. Grano has more than 30 years of experience in the securities and financial services industries. Since 2005, Mr. Grano has served as the Principal Partner of the JJG Family Office, which primarily engages in advisory services. From 2001 to 2004, he was Chairman and CEO of UBS Financial Services Inc. (formerly UBS PaineWebber), where he was instrumental in helping to bring about the merger of PaineWebber with UBS in 2000. Prior to joining PaineWebber, he held various senior management positions with Merrill Lynch & Co., a brokerage firm, including Director of National Sales. Mr. Grano previously served as Chairman of the Board of Governors of the National Association of Securities Dealers (NASD) (predecessor to the Financial Industry Regulatory Authority (FINRA)) and was formerly a member of the NASD’s Executive Committee.
In addition to his industry experience, Mr. Grano serves as a member of the City University of New York’s Business Leadership Council and President of the Advisory Board of Law Enforcement Against Drugs, and from 2002 until 2005 served as the Chairman of the Homeland Security Advisory Council. He has also previously served as the Vice Chairman of the Queens College Foundation Board of Trustees and has previously sat on the board of directors of the YMCA of Greater New York and on the board of Lenox Hill Hospital, among his other civic and philanthropic endeavors.

Mr. Grano holds honorary Doctor of Laws degrees from Pepperdine University and Babson College as well as an honorary Doctor of Humane Letters degree from Queens College. In addition to being one of the financial services industry’s leading executives, Mr. Grano is involved in a wide range of educational and philanthropic endeavors.
Mr. Grano also served in the U.S. Special Forces (Green Berets). He also won a Tony Award as a producer of the record-setting musical Jersey Boys. Mr. Grano is the author of the book You Can’t Predict A Hero which was on Businessweek’s best seller list in 2009.
QUALIFICATIONS
Mr. Grano’s previous senior leadership roles in the financial securities industry and public company experience provide a valuable insight regarding strategic decisions and add value to our board of directors.

Joanne M. Minieri	Independent Director Age: 64	Board Committees • Audit • N&CG	Director Since 2021

BACKGROUND
Ms. Minieri became a member of our board of directors in April 2021. She has more than 35 years’ experience in senior leadership positions in real estate and financial services. She previously served as Chief Operating Officer of Development and Constructive Services and as Senior Executive Vice President and Senior Managing Director at RXR Realty (“RXR”) from October 2018 until February 2024. Earlier in her career, she served as President and Chief Operating Officer of Forest City Ratner Companies, overseeing billions of dollars of development, and as Deputy County Executive and Commissioner for Suffolk County Economic Development and Planning, as well as in leadership roles in professional accounting, tax and consulting services. Since 2024 she has served as the founder and principal of JONEE 1212, a consulting and advisory firm. Ms. Minieri has served on the board of local government development organizations and currently serves on numerous public and private boards including Trinity Place Holdings, Inc. and the Girl Scouts of Greater NY. She is a Certified Public Accountant and holds a B.B.A. from Hofstra University.
QUALIFICATIONS
Ms. Minieri’s previous experience in senior leadership positions in financial services and public company experience adds significant value to our board of directors.

8	2025 Proxy Statement

Proposal 1: Election of Directors
Class III Directors
The term of the following four Class III directors will expire at the 2027 Annual Meeting.
Virginia Gambale	Independent Director Age: 65	Board Committees • Risk	Director Since 2020

BACKGROUND
Ms. Gambale became a member of our board of directors in January 2020. Ms. Gambale is Managing Partner of Azimuth Partners LLC, a technology advisory firm facilitating the growth and adoption of emerging technologies for financial services, consumer and technology companies. Prior to starting Azimuth Partners in 2003, Ms. Gambale was an Investment Partner at investment bank Deutsche Bank Capital and ABS Ventures, a venture capital firm, from 1999 to 2003. Prior to that, Ms. Gambale held the position of Chief Information Officer at Bankers Trust Alex Brown, an investment banking firm, and Merrill Lynch. Ms. Gambale currently serves on the board of Nutanix, Inc, (Nasdaq: NTNX), Jamf Holding Corp., (Nasdaq: JAMF) and Evertec Inc. (NYSE: EVTC) and serves on the NACD Risk Oversight Advisory Council and the Juilliard School Board of Trustees. She has also served on numerous international public and private boards including First Derivatives, a financial technology company, JetBlue Airways Corp., an airline company, Piper Jaffray Companies, an investment bank, Regis Corp., a hair salon operator, IQ Financial, a wealth management firm, and technology companies Synchronoss Technologies, Motive, Inc., and Workbrain, among others. Ms. Gambale holds a B.S. from New York Institute of Technology-Old Westbury.
QUALIFICATIONS
Ms. Gambale’s previous experience in senior leadership positions in finance and technology and previous services on the boards of other public companies adds significant value to our board of directors.

John D. Nixon	Independent Director Age: 69	Board Committees • Audit • N&CG	Director Since 2015

BACKGROUND
Mr. Nixon became a member of our board of directors in May 2015. Mr. Nixon has more than 30 years of international experience in the interdealer broker industry with ICAP plc (“ICAP”) and, previously, with Tullett Prebon. He served as a non-executive director of ICAP from 1998 to 2002 and served as executive director from May 2008 until his retirement in March 2015. Mr. Nixon was a member of ICAP’s Global Executive Management Group from 2003 to 2015 with responsibility during that period for business divisions and strategic acquisitions. He represented the ICAP Americas businesses to the ICAP board, was chairman of the i-Swap business and had been responsible for the implementation of the ICAP Swap Execution Facility. In addition to serving on our board, Mr. Nixon serves as our representative on the board of Eris Innovations Holdings LLC, a financial technology company, as a senior financial services advisor to Temasek USA, a global investment company and as a member of the board of directors of Eastdil Secured, global real estate investment bank, on behalf of Temasek. Mr. Nixon holds a degree in Commerce from Queen’s University, Ontario.
QUALIFICATIONS
Mr. Nixon’s extensive business experience in the interdealer broker industry as well as his operational and strategic expertise in the financial services industry adds significant value to our board of directors.

2025 Proxy Statement	9

Proposal 1: Election of Directors
David J. Urban	Independent Director Age: 61	Board Committees • Compensation • Risk	Director Since 2018

BACKGROUND
Mr. Urban has more than 20 years’ experience in senior leadership positions in business and governmental roles, currently serving as Managing Director to BGR Group, a bi-partisan lobbying, strategic communications and business solutions firm, and Senior Advisor to Gothams, a firm designed to augment emergency management response capabilities, since April 2022 and January 2022, respectively and Of Counsel at Torridon Law, a high-profile boutique law-firm since June 2024. Previously, from July 2020 to January 2022, he served as Executive Vice President, North American Corporate Affairs at ByteDance, the parent company of TikTok, a leading social network, and from January 2002 to July 2020, as President of the American Continental Group, a leading bi-partisan government affairs and strategic consulting firm which provided consulting services to diverse organizations including those across the financial services and technology sectors. Mr. Urban previously served as the Chief of Staff for a U.S. Senator, a lawyer in private practice and as an officer in the U.S. Army’s 101st Airborne Division where he was awarded the Bronze Star. Mr. Urban is a member of the National Association of Corporate Directors and serves as a board member at SubCom, a communications systems, Eos Energy Enterprises Inc., an energy storage company (NASDAQ: EOSE) and services company and the Johnny Mac Soldiers Fund. Mr. Urban holds a B.S. from the United States Military Academy at West Point, a J.D. from the Beasley School of Law, Temple University, an M.P.A. from the Fels Institute of Government, University of Pennsylvania, a Certificate in Leading Sustainable Corporations from the Saide Business School, University of Oxford, and a Certificate in Geopolitical Analysis from Stratfor/Florida Atlantic University.
QUALIFICATIONS
Mr. Urban’s governmental relations experience and his previous industry leadership service adds significant value to our board of directors.

Michael T. Viola	Director Age: 38	Board Committees • N&CG • Risk	Director Since 2016

BACKGROUND
Mr. Viola became a member of our board of directors in April 2016 and was appointed Chairman in April 2023. Mr. Viola previously served the Company in a variety of roles since 2011, most recently as a senior trader focused on foreign exchange products and global commodities. Since 2016, Mr. Viola has served as the President of the Viola family’s private investment office, located in New York City. In addition, Mr. Viola previously served as a member of the board of directors of Independent Bank Group, Inc., a bank holding company, (Nasdaq: IBTX), prior to its merger with SouthState Corporation in 2025, and serves on the boards of several other private companies and non-profit organizations. Mr. Viola holds a B.S. in Finance from Pepperdine University.
QUALIFICATIONS
Mr. Viola’s significant experience in electronic market making and his experience as the director of another public company adds significant value to our board of directors.

10	2025 Proxy Statement

Proposal 1: Election of Directors
Executive Officers

Set forth below is a brief biography of each of our executive officers.
On August 1, 2024, Cindy Lee succeeded Sean Galvin as Chief Financial Officer effective. Mr. Galvin remained in a senior role with the Company until April 11, 2025. For additional information, please see the Company’s Form 8-K filed with the SEC on April 29, 2024.
Stephen Cavoli	Executive Vice President, Markets Age: 56	Officer Since 2017

BACKGROUND
Mr. Cavoli has been our Executive Vice President, Markets since December 2017, and previously served as our Senior Vice President, Strategy and Market Development since September 2015. Prior to joining Virtu, Mr. Cavoli was a Managing Director at Morgan Stanley, an investment bank and financial services company in the electronic trading group, where he served in various roles from April 2004 to September 2015. Mr. Cavoli previously held positions at Instinet, an institutional, agency-only broker, where he focused on U.S. equities trading and execution. Mr. Cavoli graduated from the U.S. Military Academy at West Point in 1992 and has served as an Infantry Officer in the United States Army.

Brett Fairclough	Co-President and Co-Chief Operating Officer Age: 42	Officer Since 2019

BACKGROUND
Mr. Fairclough was appointed our Co-President and Co-Chief Operating Officer in May 2020. Mr. Fairclough has been an employee of the Company and its predecessors since 2007, previously serving as the Company’s Executive Vice President, Chief Operating Officer and Global Head of Business Development in 2019, as well as Managing Director of Asia Pacific and Chief Executive Officer of Virtu Financial Singapore Pte. Ltd., the Company’s Singapore-based subsidiary, since 2014. Prior to that, he served as Chief Compliance Officer of the Company’s broker-dealer subsidiaries. He has also worked closely with exchanges and other industry participants to foster the growth and development of securities markets globally. Mr. Fairclough received a B.A. from the University of California at Los Angeles.

Joseph A. Molluso	Co-President and Co-Chief Operating Officer Age: 56	Officer Since 2020

BACKGROUND
Mr. Molluso was appointed our Co-President and Co-Chief Operating Officer in May 2020. Mr. Molluso joined Virtu in November 2013 as Chief Financial Officer. After a brief departure in September 2019 to serve as Chief Financial Officer of Capitolis, a financial technology company, Mr. Molluso rejoined Virtu in 2020. Prior to joining Virtu, Mr. Molluso was a Managing Director in Investment Banking at J.P. Morgan from March 2006 to November 2013, where he provided strategic advice to financial institutions with a focus on market structure related companies. He previously served as a member of the Board of Directors of The Depository Trust & Clearing Corporation. Mr. Molluso started his career as an investment banker specializing in financial services companies in 1997 at Donaldson, Lufkin & Jenrette, an investment bank, and its successor, Credit Suisse, a global investment bank, where he helped establish the global financial technology group. Mr. Molluso received his M.B.A. from New York University in 1997 and his B.B.A. from Pace University in 1991.

2025 Proxy Statement	11

Proposal 1: Election of Directors
Cindy Lee	Executive Vice President and Chief Financial Officer Age: 40	Officer Since 2024

BACKGROUND
Ms. Lee was appointed our Executive Vice President and Chief Financial Officer in August 2024. Ms. Lee joined Virtu in 2011 and has served as the Global Controller and Deputy Chief Financial Officer at Virtu. She holds a Master of Science in Accounting and a Bachelor of Science in Accounting from the University of Connecticut School of Business. Prior to joining Virtu, Ms. Lee started her career at Deloitte & Touche as an Audit Accountant. Ms. Lee is a Certified Public Accountant.

12	2025 Proxy Statement

Corporate Governance
Board Composition

Our board of directors consists of 10 directors. In accordance with our amended and restated certificate of incorporation and bylaws, the number of directors on our board of directors will be determined from time to time by the board of directors but shall neither be fewer than three persons nor more than 20 persons.
Each director is to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Vacancies and newly created directorships on the board of directors may be filled at any time by the remaining directors. In addition, at any point prior to the occurrence of the time at which TJMT Holdings LLC (the “Founder Member”), an affiliate of Mr. Vincent Viola, our founder and Chairman Emeritus, or any of its affiliates or permitted transferees, no longer beneficially own shares representing 25% of our issued and outstanding common stock (the “Triggering Event”), vacancies on the board of directors may also be filled by the affirmative vote of a majority of our outstanding shares of common stock.
Until the Triggering Event occurs, any director may be removed with or without cause by the affirmative vote of a majority of our outstanding shares of common stock. Thereafter, directors may be removed only for cause by the affirmative vote of at least 75% of our outstanding shares of common stock. At any meeting of the board of directors, except as otherwise required by law, a majority of the total number of directors then in office will constitute a quorum for all purposes.
Our amended and restated certificate of incorporation provides that the board of directors is divided into three classes of directors, with staggered three-year terms, with the classes to be as nearly equal in number as possible. As a result, approximately one third of the board of directors will be elected each year.
Controlled Company Status

The Founder Member currently controls more than 50% of our combined voting power, and as a result, we are considered a “controlled company” for the purposes of Nasdaq rules and corporate governance standards. As a “controlled company,” we are permitted and may from time to time elect (and in certain cases have elected) not to comply with certain Nasdaq corporate governance requirements, including those that would otherwise require our board of directors to have a majority of independent directors and require that we either establish Compensation and Nominating and Corporate Governance Committees each composed entirely of independent directors, or otherwise ensure that the compensation of our executive officers and nominees for directors is determined or recommended to the board of directors by the independent members of the board of directors. Notwithstanding the foregoing, our board of directors has determined that a majority of current directors are “independent directors” and that all members of the board’s Compensation Committee are independent directors as further detailed below under “Director Independence”.
Director Independence

Our board of directors has determined that Mmes. Gambale and Minieri, and Messrs. Cruger, Grano, Nixon, Quick and Urban are each “independent directors”, as such term is defined by the applicable rules and regulations of Nasdaq.
Family Relationships of Directors and Executive Officers

Other than our Chairman, Michael T. Viola, who is the son of Vincent Viola, our Founder and Chairman Emeritus, none of the current directors or officers, or nominees for director, is related to any other officer or director of the Company or to any nominee for director.
2025 Proxy Statement	13

Corporate Governance
Board of Directors Leadership Structure

We currently separate the roles of chairman of the board of directors and chief executive officer. Mr. Michael T. Viola serves as Chairman of our board of directors. This structure enables the board of directors to effectively exercise its role in oversight of Virtu and its corporate governance while allowing our Chief Executive Officer to focus on the management of the day-to-day conduct of our business. The board of directors may review and change its leadership structure in the future.
Board of Directors Role in Risk Oversight

It is the duty of our board of directors to serve as a prudent fiduciary for stockholders and to oversee the management of our Company.
Our Audit Committee, under powers delegated to it by our board of directors, is responsible for discussing with management the major financial, legal, compliance and other significant risks of the Company. Our Audit Committee works directly with members of senior management and our internal audit team to review and assess (i) the adequacy of the Company’s internal controls, including significant deficiencies in the design or operation of internal controls that could adversely affect the Company’s ability to record, process, summarize and report financial data, and management’s response, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. In addition, the Audit Committee meets as appropriate (i) as a committee to discuss our risk management policies and exposures, and (ii) with our independent auditors to review our internal control environment and potential significant risk exposures.
Our Risk Committee, under powers delegated to it by our board of directors, is responsible for overseeing areas of risk that are not the primary responsibility of another committee of our board of directors or retained for oversight of the full board of directors, including (i) cybersecurity, information security and information technology risk, (ii) trading, capital, and liquidity risk, and (iii) enterprise risk.
Our Compensation Committee is responsible for overseeing and managing risks relating to our executive compensation programs and employee benefit plans. In fulfilling its duties, the Compensation Committee reviews at least annually our executive compensation programs, meets regularly with management to understand the financial, human resources and stockholder implications of compensation decisions, and reports as appropriate to our board of directors.
The Nominating and Corporate Governance Committee is responsible for overseeing the management of risks relating to our corporate governance structure and director selection process.
Our board of directors as a whole also engages in the oversight of risk in various ways. It sets goals and standards for our employees, officers, and directors. During the course of each year, our board of directors reviews the structure and operation of our various departments and functions. In these reviews, our board of directors discusses with management material risks affecting those departments and functions and management’s approach to mitigating those risks. Our board of directors also reviews and approves management’s operating plans and any potential risks that could affect the results of those operating plans. In its review and approval of Annual Reports on Form 10-K (including any amendments thereto), our board of directors reviews our business and related risks, including as described in the “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the reports. The Audit Committee reviews these risks quarterly in connection with the preparation of Quarterly Reports on Form 10-Q.
When our board of directors reviews particular transactions and initiatives that require its approval, or that otherwise merit its involvement, it generally includes related analysis and risk mitigation plans among the matters addressed with senior management. The day-to-day identification and management of risk is the responsibility of our management. As the market environment, industry practices, regulatory requirements and our business evolve, we expect that senior management, and our board of directors will respond with appropriate risk mitigation strategies and oversight.
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Corporate Governance
Board and Committee Meetings; Annual Meeting Attendance

During the year ended December 31, 2024:
•
the board of directors held five meetings;

•
the Audit Committee held nine meetings;

•
the Risk Committee held five meetings;

•
the Nominating and Corporate Governance Committee held four meetings; and

•
the Compensation Committee held three meetings.

According to our Corporate Governance Guidelines, our directors are expected to attend the annual meeting of stockholders, meetings of the board of directors and meetings of committees on which they serve and to spend the time needed, and meet as frequently as necessary, to properly discharge their responsibilities. In the year ended December 31, 2024, no member of our board of directors attended fewer than 75% of the aggregate of: (i) the total number of meetings of the board of directors (held during the period for which he or she has been a director), and (ii) the number of meetings held by all committees of the board of directors (during the periods that he or she served on such committees). Three of our directors attended our 2024 annual meeting of stockholders. Directors are expected to review meeting materials prior to board of director and committee meetings and, when possible, should communicate in advance of meetings any questions or concerns that they wish to discuss so that management will be prepared to address the same. Each director’s attendance at, and preparation for, board of director meetings and meetings of committees on which they serve shall be considered by the Nominating and Corporate Governance Committee when recommending director nominees.
Board Committees

Our board of directors has four standing committees: the Audit Committee, the Risk Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Under the rules of Nasdaq, the membership of the Audit Committee is required to consist entirely of independent directors. As a controlled company (see “Controlled Company Status” on page 12 of this proxy statement), we are not required to have fully independent Compensation and Nominating and Corporate Governance Committees, although our Compensation Committee is fully independent. The following is a brief description of our committees.
2025 Proxy Statement	15

Corporate Governance
AUDIT COMMITTEE Members William F. Cruger, Jr. Joseph J. Grano, Jr. Joanne M. Minieri John D. Nixon Number of Meetings Held in 2024: 9
The Audit Committee’s responsibilities include:
We have a separately designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Audit Committee assists the board of directors in monitoring the audit of our financial statements, our independent auditors’ qualifications and independence, the performance of our audit function and independent auditors, and our compliance with legal and regulatory requirements. Our Audit Committee has direct responsibility for the appointment, compensation, retention (including termination) and oversight of our independent auditors, and our independent auditors report directly to the Audit Committee. Our Audit Committee also reviews and approves related party transactions as required by the rules of Nasdaq. Our board of directors has adopted a written charter for the Audit Committee, which is available on our corporate website at ir.virtu.com/corporate-governance/default.aspx.
Ms. Minieri, and Messrs. Cruger, Grano and Nixon are the members of our Audit Committee. The board of directors has determined that Mr. Cruger qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), and that Mr. Cruger thereby meets the applicable financial sophistication requirement of the Nasdaq listed company rules. The board of directors has also determined that each of Ms. Minieri, and Messrs. Cruger, Grano and Nixon is “independent” for purposes of Rule 10A-3 of the Exchange Act and under the listing standards of Nasdaq. The designation of “audit committee financial expert” does not impose on Mr. Cruger any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our board of directors.
There were four regular meetings and five special meetings of the Audit Committee held during 2024.

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Corporate Governance
RISK COMMITTEE Members William F. Cruger, Jr. Virginia Gambale David Urban Michael T. Viola Number of Meetings Held in 2024: 5
The Risk Committee’s responsibilities include:
Our Risk Committee was established in 2017 and assists our board of directors in its oversight of the Company’s risk management activities, with particular focus on (i) cybersecurity, information security and information technology risk, (ii) trading, capital and liquidity risk, and (iii) enterprise risk. Our Risk Committee also oversees and receives reports from the Company’s management team on the Company’s risk assessment and risk management activities and may conduct or oversee stress testing or scenario testing. Our board of directors has adopted a written charter for the Risk Committee, which is available on our corporate website at ir.virtu.com/corporate-governance/default.aspx.
Ms. Gambale, and Messrs. Cruger, Urban and Michael Viola are the members of our Risk Committee. Our Risk Committee is not required to be fully independent, although if our Risk Committee becomes subject to any such independence requirement in the future, we will adjust the composition of the Risk Committee accordingly in order to comply with such requirement. Mr. Michael Viola is not independent.
There were four regular meetings and one special meeting of the Risk Committee held during 2024.

2025 Proxy Statement	17

Corporate Governance
COMPENSATION COMMITTEE Members Joseph J. Grano, Jr. Christopher C. Quick David Urban Number of Meetings Held in 2024: 3
The Compensation Committee’s responsibilities include:
Our Compensation Committee reviews and recommends policies relating to compensation and benefits of our directors and employees and is responsible for approving the compensation of our Chief Executive Officer and other executive officers. Our Chief Executive Officer annually reviews the performance of each of the other executive officers relative to individual and corporate annual performance goals established for the year. The Chief Executive Officer then presents his compensation recommendations based on these reviews to the Compensation Committee. Once the Compensation Committee has reviewed and evaluated executive performance, recommendations are made to the board of directors for approval. The board of directors subsequently approved 2024 director and executive compensation arrangements based on the Compensation Committee’s recommendations, the recommendations of the Compensation Committee’s compensation consultant (described below) and the collective judgment of the directors. Our board of directors has adopted a written charter for the Compensation Committee, which is available on our corporate website at ir.virtu.com/corporate-governance/default.aspx.
Pursuant to the written charter of the Compensation Committee, the Compensation Committee may form and delegate authority to subcommittees when appropriate, provided that the subcommittees are composed entirely of directors who satisfy the applicable independence requirements of the Company’s corporate governance guidelines and the rules and regulations of Nasdaq, including any applicable “controlled company” exemption. Additionally, pursuant to its written charter, the Compensation Committee has the sole authority to retain and terminate a compensation consultant and to approve the consultant’s fees and all other terms of the engagement.
Our Compensation Committee also administers the issuance of awards under the Virtu Financial, Inc. Amended and Restated 2015 Management Incentive Plan (as amended from time to time, the “2015 Plan”).
Messrs. Grano, Quick and Urban are the members of our Compensation Committee. Because we are a “controlled company” under the rules of Nasdaq (see “Controlled Company Status” on page 12 of this proxy statement), our Compensation Committee is not required to be fully independent, although if such rules change in the future or we no longer meet the definition of a controlled company under the current rules, we will adjust the composition of the Compensation Committee to the extent necessary in order to comply with such rules. However, our Compensation Committee is currently comprised entirely of independent directors.
There were three regular meetings of the Compensation Committee held during 2024.

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Corporate Governance
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE Members Joanne M. Minieri John D. Nixon Christopher C. Quick Michael T. Viola Number of Meetings Held in 2024: 4
The Nominating and Corporate Governance Committee’s responsibilities include:
Our Nominating and Corporate Governance Committee selects or recommends that the board of directors select candidates for election to our board of directors, develops and recommends to the board of directors corporate governance guidelines that are applicable to us and oversees board of directors and management evaluations. In addition, our Nominating and Corporate Governance Committee recommends to our board of directors for approval director nominees, consistent with our director qualifications criteria and any obligations under certain contractual arrangements. Our board of directors has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our corporate website at ir.virtu.com/corporate-governance/default.aspx.
Ms. Minieri, and Messrs. Nixon, Quick and Michael Viola are the members of our Nominating and Corporate Governance Committee. Because we are a “controlled company” under the rules of Nasdaq (see “Controlled Company Status” on page 14 of this proxy statement), our Nominating and Corporate Governance Committee is not required to be fully independent, although if such rules change in the future or we no longer meet the definition of a controlled company under the current rules, we will adjust the composition of the Nominating and Corporate Governance Committee accordingly in order to comply with such rules. As described elsewhere in this proxy statement, Mr. Michael Viola is not independent.
There were four regular meetings of the Nominating and Corporate Governance Committee held during 2024.

Policy Regarding Director Nominations

Our Nominating and Corporate Governance Committee utilizes a broad approach for identification of director nominees and may seek recommendations from our directors, officers or stockholders and/or engage a search firm. In evaluating and determining whether to ultimately recommend a person as a candidate for election as a director, the Nominating and Corporate Governance Committee evaluates all factors that it deems appropriate, including the number of current directors, as well as the qualifications set forth in our Corporate Governance Guidelines, including the highest personal and professional ethics, integrity, high performance standards and history of achievements, and ability to provide wise and thoughtful counsel on a broad range of issues. It also considers specific characteristics and expertise that it believes will enhance the diversity of knowledge, expertise, background and personal characteristics of our board of directors, which assessment is aided by a Board skills and experience matrix which is maintained by the Committee and disclosed above on page 3. Specifically, the Nominating and Corporate Governance Committee charter provides that, in performing its responsibilities for identifying, recruiting and recommending candidates to the board of directors, the Nominating and Corporate Governance Committee shall actively seek to include in each candidate search qualified candidates who reflect diverse backgrounds, including diversity of gender, race and ethnicity.
The Nominating and Corporate Governance Committee may engage a third party to conduct or assist with this evaluation. Ultimately, the Nominating and Corporate Governance Committee seeks to recommend to the board of directors those nominees whose specific qualities, experience and expertise will augment the current board of directors’ composition and whose past experience evidences that they will: (1) dedicate sufficient time, energy and attention to ensure the diligent performance of board duties; (2) comply with the duties and responsibilities set forth in our Corporate Governance Guidelines and in our bylaws; (3) comply with all duties of care, loyalty and confidentiality applicable to them as directors of publicly traded corporations organized in Delaware; and (4) adhere to our code of conduct and ethics.
In its discretion, the Nominating and Corporate Governance Committee will also consider recommendations of qualified nominees by stockholders by evaluating the same factors as described above.
2025 Proxy Statement	19

Corporate Governance
In addition to the board of directors’ process described above, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must meet certain deadlines established by our bylaws and provide certain information required by our bylaws. For a description of the process for nominating directors in accordance with our bylaws, see “Additional Information” on page 75 of this proxy statement.
Communication with the Board of Directors

Any stockholder or other interested parties who would like to communicate with our board of directors, the independent directors as a group or any specific member or members of our board of directors should send such communications to the attention of our Secretary at Virtu Financial, Inc., 1633 Broadway, New York, New York 10019. Communications should contain instructions on which member or members of the board of directors the communication is intended for, if applicable. In general, such communication will be forwarded to the intended recipients. However, the Secretary may, in his discretion, decline to forward any communications that are abusive, threatening or otherwise inappropriate.
Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2024, no member of the Compensation Committee was one of our officers or employees. None of our executive officers serves on the Compensation Committee or board of directors of any other company of which any of the members of our Compensation Committee or any of our directors is an executive officer.
Code of Conduct and Ethics

We have adopted a code of conduct and ethics applicable to our employees, officers and directors. A copy of that code is available on our corporate website at ir.virtu.com/corporate-governance/default.aspx. We expect that any amendments to the code, or any waivers of its requirements, will be disclosed on our website.
Insider Trading Policy

We have adopted insider trading policies and procedures applicable to our directors, officers and employees, and their respective related persons, and have implemented processes (including a pre-clearance process) that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, including applicable NASDAQ listing standards. Our policy prohibits engaging in transactions in securities of Virtu while in possession of material nonpublic information about Virtu also prohibits our employees from disclosing material, nonpublic information of Virtu to others who may trade on the basis of that information. Our policy requires that covered persons only transact in securities of Virtu during an open window period, subject to limited exceptions. The foregoing summary of our insider trading policies and procedures does not purport to be complete and is qualified by reference to our Insider Trading Policy, a copy of which can be found as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Option Grant Policy

As a general matter, options and equivalent awards are not part of the Company’s ordinary course equity compensation strategy. Equity-based awards, namely RSUs and PSUs, are granted with a fair market value based on The Nasdaq Global Select Market® volume-weighted average closing price of shares of our Class A common stock on the three trading days preceding the grant date. The Compensation Committee approves equity-based grants to the NEOs. Other employee awards may be authorized by either the Compensation Committee or the CEO pursuant to delegated authority. The annual equity-based awards to the NEOs are typically reviewed and approved by the Compensation Committee in January. The grant date for the annual equity-based awards is typically close in time to the Compensation Committee meeting at which they are approved and during an open trading window under the Company’s Insider Trading Policy following the Company’s publication of its fourth quarter earnings. In certain cases, the Compensation Committee or the CEO approves the use of equity-based grants to new hires or
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Corporate Governance
current NEOs as an incentive to attract or retain executive officers or other senior management. In the event of equity-based grants for new hires, the date of grant is typically close in time to the new employee’s date of hire. Virtu has no intention, plan or practice to select annual grant dates for equity-based awards in coordination with the release of material, non-public information or to time the release of such information because of award dates.
2025 Proxy Statement	21

Proposal 2: Advisory Vote to Approve Compensation of Named Executive Officers
In accordance with the requirements of Section 14A of the Exchange Act and Exchange Act Rule 14a-21(a), we are including in this proxy statement a separate resolution to approve, in a non-binding, stockholder advisory vote, the compensation paid to our named executive officers as disclosed in “Executive Compensation” below (the “say-on-pay vote”).
While the results of the say-on-pay vote are non-binding and advisory in nature, our board of directors and Compensation Committee intend to consider the results of this vote in making future compensation decisions.
Our board of directors currently intends to conduct advisory votes on executive compensation every year, subject to any input from our shareholders as a result of the advisory vote on the frequency of future say-on-pay votes in proposal 3. As a result, our next advisory say-on-pay vote will take place at our annual meeting of stockholders next year.
The language of the resolution is as follows:
“RESOLVED, that the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2024, as discussed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the summary compensation table and the related compensation tables and narrative in this proxy statement, is hereby APPROVED, on an advisory basis.”
In considering their vote, stockholders are encouraged to read the compensation discussion and analysis, the accompanying compensation tables, and the related narrative disclosure included in this proxy statement.
Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares represented at the Annual Meeting in person or by proxy is required to approve, on an advisory basis, the compensation of our named executive officers. Broker non-votes have no effect on the proposal, and abstentions have the same effect as a vote “against” the proposal.
Our board of directors recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers.
22	2025 Proxy Statement

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Compensation of Named Executive Officers
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are submitting for stockholder consideration a separate resolution to determine, in a non-binding advisory vote, whether say-on-pay votes should occur every one, two or three years. This “say-on-frequency” vote must be submitted to stockholders at least once every six years. We last held an advisory vote on the frequency of the executive compensation advisory vote during our 2019 Annual Meeting of Stockholders. During this meeting, the board recommended, and a majority of stockholders voted for, a frequency of one year. As a result, for the past six years, the board has determined to hold an annual advisory vote on executive compensation.
After careful consideration, our board of directors continues to believe that a frequency of every year for the advisory vote on executive compensation is the optimal interval for conducting and responding to a “say-on-pay” vote.
While the results of the vote are non-binding and advisory in nature, the board of directors intends to carefully consider the results of this vote when considering the frequency of future advisory votes on executive compensation.
Our board of directors recommends that you vote for, on an advisory basis, the approval of the option of “1 YEAR” for holding a future advisory say-on-pay vote.
2025 Proxy Statement	23

Executive Compensation
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the disclosures contained in the following “Compensation Discussion and Analysis.” Based on this review and discussion, the Compensation Committee recommended to the board of directors that the section entitled “Compensation Discussion and Analysis” be included in this proxy statement for the Annual Meeting and incorporated by reference into the Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2024.
COMPENSATION COMMITTEE
Christopher C. Quick
Joseph J. Grano, Jr.
David Urban
COMPENSATION DISCUSSION AND ANALYSIS
This compensation discussion and analysis discusses our executive compensation programs for our named executive officers in respect of our fiscal year ended December 31, 2024, which we refer to herein as “fiscal year 2024,” and includes a discussion of our compensation objectives and philosophy and the material elements of compensation earned by, awarded, or paid, to our named executive officers in fiscal year 2024. This section also describes processes we use in reaching compensation decisions and is intended to amplify and provide context for understanding the amounts in the tabular disclosure that follows. In addition, we highlight certain attributes of our program, provide a summary of certain key compensation decisions during fiscal year 2024 and describe our intended compensation approach.
Our named executive officers for fiscal year 2024 were as follows:
Douglas A. Cifu	Chief Executive Officer
Joseph Molluso	Co-President and Co-Chief Operating Officer
Brett Fairclough	Co-President and Co-Chief Operating Officer
Stephen Cavoli	Executive Vice President, Markets
Cindy Lee	Executive Vice President and Chief Financial Officer(1)
Sean P. Galvin	Former Executive Vice President and Chief Financial Officer(2)

(1)
Ms. Lee was promoted and appointed Executive Vice President and Chief Financial Officer effective August 1, 2024.

(2)
Mr. Galvin transitioned into a non-executive senior role effective August 1, 2024 and served in this capacity until April 11, 2025.

Compensation Program Objectives

Our primary objective with respect to executive compensation is to provide competitive compensation and benefits to attract, retain, motivate and reward the highest quality executive officers. Accordingly, we attempt to ensure that compensation provided to executive officers remains competitive relative to the compensation paid to similarly situated executives in our industry. A further objective of our compensation program is to provide variable pay opportunities through cash bonuses and restricted stock awards that reward our officers based on achievement of both individual and Company financial results. In addition, we aim to establish compensation plans that align the performance of our executive officers with the Company’s objectives and the creation of long-term stockholder value, such as the reward of equity compensation which ties a portion of our executive compensation to the performance of our common stock. We believe an appropriate mix of an executive officer’s pay should be variable and performance based in order to promote achievement of our short- and long-term strategic objectives.
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Executive Compensation
The overall level of total compensation for our named executive officers is intended to be reasonable in relation to, and competitive with, the compensation paid to executives in the industries in which we compete for talent, subject to variation for factors such as the individual’s experience, performance, duties and scope of responsibilities, prior contributions and future potential contributions to our business. Our compensation plans are designed to align with business strategies, considering external market conditions and internal equity issues. With these principles in mind, we structure our compensation program as competitive total pay packages that we believe enable us to attract, retain and motivate executives with the skill and knowledge that we require, and to ensure the stability of our management team, which is vital to the success of our business.
Key features of our compensation policies and practices that aim to drive performance and align our named executive officers with stockholder interests are highlighted below:
•
Pay for performance. A portion of the compensation program for named executive officers is designed to encourage our executives to remain focused on both our short- and long-term operational success and to reward outstanding individual performance.

•
Align incentives with stockholders. Our executive compensation program is designed to focus our named executive officers on our key strategic, financial and operational goals that will translate into long term value creation for our stockholders.

•
Limited perquisites. We provide limited, reasonable perquisites that we believe are consistent with our overall compensation philosophy.

•
No IRC Section 280G or 409A tax gross ups. We do not provide tax gross ups under our change in control provisions or deferred compensation programs.

The Process of Setting Executive Compensation

The Compensation Committee participates in an annual evaluation of the performance of our Chief Executive Officer and subsequently determines and approves the Chief Executive Officer’s compensation level based on this evaluation. In determining the long-term incentive component of Chief Executive Officer compensation, the Compensation Committee will also consider, among such other factors, the Company’s performance, stockholder returns, the value of similar incentive awards to chief executive officers at comparable companies and the awards given to the Chief Executive Officer in past years. Our Chief Executive Officer reviews each named executive officer’s compensation package, other than his own, annually in light of the performance of each named executive officer. The conclusions reached and recommendations made based on these reviews, including those with respect to salary adjustments and annual award amounts, are then presented to the Compensation Committee and/or our board of directors for review and approval.
Specifically, the Compensation Committee determines and approves the compensation packages of the Chief Executive Officer and approves the compensation packages of each other named executive officer, giving significant deference to the views and recommendations of the Chief Executive Officer.
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Executive Compensation
Elements of Compensation for 2024 and Why We Chose to Pay Each Element

The primary elements of our executive compensation program are base salary, annual cash bonuses, equity-based compensation and certain employee benefits and perquisites. Brief descriptions of each principal element of our executive compensation program are summarized in the following table and described in more detail below.
Compensation Element	Brief Description	Objectives
Base Salary	Fixed compensation.	Provide a competitive, fixed level of cash compensation to attract and retain talented and skilled executives.
Annual Cash Bonus	Variable, performance-based cash compensation earned based on financial and individual performance.	Retain and motivate executives to achieve or exceed financial goals and Company objectives.
Annual Equity Awards	Equity and equity-based compensation that is subject to vesting based on (i) continued employment, and (ii) for certain named executive officers, achievement of pre-established financial and operational goals.	The mix of equity and equity-based awards with time-based vesting assists in retention of key talent while also rewarding executives for exceptional performance.
Employee Benefits and Perquisites	Participation in all broad-based employee health and welfare programs and retirement plans.	Aid in retention of key executives in a highly competitive market for talent by providing an overall competitive benefits package.
Consistent with and in promotion of the compensation program objectives detailed above, a significant percentage of total compensation is allocated to performance incentives in order to motivate the named executive officers to achieve the business goals set by the Company and reward the officers for achieving such goals. There is no pre-established policy or target for allocating compensation between short- or long-term compensation, between cash and non-cash compensation, among different forms of non-cash compensation, or among named executive officers, though historically variable bonus compensation to executive officers has been paid in range of 50% cash and 50% equity compensation. Rather, we look at a named executive officer’s goals and responsibilities to determine the appropriate level and mix of incentive compensation.
Base Salary.   We provide our named executive officers with a base salary to compensate them for services rendered during the fiscal year. This process also enables us to attract and retain an appropriate caliber of talent for the position and to provide a base level of monthly income that is not subject to any performance risk. We conduct a review of base salaries annually, and during such review we generally consider each named executive officer’s past performance, the scope of the role and responsibilities of the named executive officer within the Company and the performance of the Company as a whole. We also review the named executive officer’s compensation relative to that of our other executive officers and to the market for executive officers of similar expertise and experience. The base salaries for Messrs. Cifu, Cavoli, Fairclough, Molluso and Galvin were not increased during fiscal year 2024. The base salary for Ms. Lee was increased to $400,000 in connection with her promotion and appointment to CFO.
Variable Incentive Compensation.   We award variable incentive compensation to reward performance achievements with a time horizon of one year or less. We provide this opportunity to attract and retain an appropriate caliber of talent for the position and to motivate executives to achieve our annual business goals. We review variable incentive compensation awards annually to determine award payments for the last completed fiscal year, as well as to establish award opportunities for the current fiscal year.
To determine the actual amount of variable incentive compensation for each named executive officer, the Compensation Committee reviews quantitative and qualitative criteria. With respect to both types of criteria, attainment of any specific level of performance or specific qualitative goal does not determine the amount of the bonus, except as discussed below regarding Messrs. Cifu’s, Molluso’s, Fairclough’s and Cavoli’s annual bonus. Other than as set forth below with respect to Messrs. Cifu’s, Molluso’s Fairclough’s and Cavoli’s annual bonus, no pre-determined single performance metric is disproportionately weighted in making the determination of a named
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Executive Compensation
executive officer’s variable incentive compensation payout, which provides discretion to our Compensation Committee to adjust the actual amount paid in respect of variable incentive compensation to reward financial performance and individual performance in the context of our growing and dynamic business.
The amount of the variable incentive compensation award can be paid in a mixture of cash and/or equity. For each of Messrs. Cifu, Molluso, Fairclough and Cavoli, 50% of his 2024 variable incentive compensation was paid in cash and 50% was paid in equity-based compensation, with 30% paid in the form of restricted stock units that vest ratably over a three-year period and 20% paid in fully vested common stock, subject to any voluntary deferrals (see “Employee Benefits and Perquisites” on page 28 of this proxy statement). For Mr. Galvin, 67% of his 2024 variable incentive compensation was paid in cash and 33% was paid in equity-based compensation, with 20% paid in the form of restricted stock units that vest ratably over a three-year period and 13% paid in fully vested common stock. For Ms. Lee, 67% of her 2024 variable incentive compensation was paid in cash and 33% was paid in equity-based compensation, with 20% paid in the form of restricted stock units that vest ratably over a three-year period and 13% paid in fully vested common stock. We use awards of fully vested common stock and restricted stock units as a long-term incentive vehicle because it aligns the interests of executives with those of stockholders, supports a pay for performance culture, fosters employee stock ownership, and focuses the management team on increasing value for the stockholders and on the Company’s long-term performance.
In fiscal year 2024, in accordance with the terms of his employment agreement, Mr. Cifu was eligible to earn an annual bonus with a target bonus opportunity equal to $3,000,000 and a maximum bonus opportunity equal to $6,000,000. 50% of the annual bonus was based on the achievement of select quantitative goals as determined by the board of directors and the Compensation Committee and 50% of the annual bonus was based on the achievement of qualitative goals and metrics, including debt and capital structure management, select strategic initiatives, technology integration goals and people, recruiting and talent-related measures. For fiscal year 2024, the threshold to earn the target performance-based portion of the annual bonus was achievement of budgeted daily adjusted net trading income (“ANTI”), cumulative ANTI, adjusted EBITDA and cumulative EBITDA with a multi-year lookback. These target amounts were established based on the market environment during the year as measured by total market volumes, implied and realized volatility and certain other market and opportunity metrics. Based on the actual market environment applicable to the Company’s businesses, target daily ANTI was approximately $6.1 million and target adjusted EBITDA was approximately $846 million. As a result of the Company’s actual performance of $6.4 million of daily ANTI and $912 million of adjusted EBITDA, Mr. Cifu earned 100% (i.e., $3,000,000) of the maximum performance-based portion of his annual bonus. Additionally, based on the achievement of the aforementioned qualitative goals, the Compensation Committee determined that Mr. Cifu earned 100% (i.e., $3,000,000) of the maximum qualitative portion of his annual bonus.
The amounts paid to Messrs. Molluso, Fairclough, and Cavoli were also determined in accordance with the terms of their respective employment agreements, which provide for a target bonus opportunity equal to $2,000,000 and a maximum bonus opportunity equal to $3,000,000. 50% of the annual bonus was based on the achievement of select quantitative goals based on the Company’s ANTI and adjusted EBITDA as compared to budgeted amounts in fiscal year 2024 and 50% of the annual bonus was based on the achievement of qualitative goals and metrics determined with the Chief Executive Officer. For fiscal year 2024, the threshold to earn the target performance-based portion of the annual bonus was achievement of budgeted ANTI, specified growth initiatives and adjusted EBITDA. These target amounts were established as ranges dependent on the market environment during the year as measured by total market volumes, implied and realized volatility and certain other market and opportunity metrics. Based on the actual market environment applicable to the Company’s businesses, target daily ANTI was approximately $6.1 million and target adjusted EBITDA was approximately $846 million. As a result of the Company’s actual performance of 6.4 million of daily ANTI and $912 million of adjusted EBITDA, each of Messrs. Molluso, Fairclough and Cavoli earned 100% (i.e., $1,500,000) of the maximum performance-based portion of his annual bonus, and the CEO together with the Compensation Committee, determined that each executive earned 100% (i.e., $1,500,000) of the maximum qualitative portion of his annual bonus.
Ms. Lee’s and Mr. Galvin’s variable incentive compensation was determined by the Chief Executive Officer and the Compensation Committee based on the Company’s financial performance as well as various other objectives and
2025 Proxy Statement	27

Executive Compensation
metrics. Accordingly, for fiscal year 2024, the amount of variable incentive compensation form of payments to our named executive officers is described in the table below:
Name	Cash	Restricted Stock Units	Common Stock	Total 2024 Variable Incentive Compensation
Douglas A. Cifu	$3,000,000	$1,800,000	$1,200,000	$6,000,000
Joseph Molluso	$1,500,000	$900,000	$600,000	$3,000,000
Brett Fairclough	$1,500,000	$900,000	$600,000	$3,000,000
Stephen Cavoli	$1,500,000	$900,000	$600,000	$3,000,000
Cindy Lee	$466,690	$140,000	$93,000	$700,000
Sean P. Galvin	$400,020	$120,000	$80,000	$600,000
Annual Equity Awards

CEO Equity Awards
In fiscal year 2024, in accordance with the terms of his employment agreement, Mr. Cifu received a grant of 150,000 restricted stock units that are earned based on the percentage of budgeted adjusted EBITDA achieved in fiscal year 2024: 100% of the shares are earned if 65% of budgeted adjusted EBITDA is achieved and the Compensation Committee has discretion to determine the percentage of shares earned if less than 65% of budgeted adjusted EBITDA is achieved. For fiscal year 2024, our budgeted adjusted EBITDA target was determined based on the market environment during the year. Based on the actual market environment applicable to the Company’s businesses, target adjusted EBITDA was $846 million, and we achieved approximately 108% of such range. Accordingly, all of the restricted stock units granted to Mr. Cifu in fiscal year 2024 were earned, with half of the shares vesting as of January 31, 2025 and the remainder to vest as of January 31, 2026.
Other Executive Equity Awards
In fiscal year 2024, in accordance with the terms of each of their employment agreements, Messrs. Cavoli, Fairclough and Molluso each received a grant of 75,000 restricted stock units that are earned based on the percentage of budgeted adjusted EBITDA achieved in fiscal year 2024: 100% of the shares are earned if 65% of budgeted adjusted EBITDA is achieved and the Compensation Committee has discretion to determine the percentage of shares earned if less than 65% of budgeted adjusted EBITDA is achieved. For fiscal year 2024, our budgeted adjusted EBITDA target was determined based on the market environment during the year. Based on the actual market environment applicable to the Company’s businesses, target adjusted EBITDA was $846 million, and we achieved approximately 108% of such range. Accordingly, all of the restricted stock units granted to Messrs. Cavoli, Fairclough and Molluso in fiscal year 2023 were earned, with half of the shares vesting as of January 31, 2025, and the remainder to vest as of January 31, 2026. Additionally, in fiscal year 2024 and in accordance with the terms of her employment agreement, Ms. Lee received a grant of 35,000 restricted stock units in connection with her appointment as Chief Financial Officer.
The Compensation Committee believes these awards incentivize our executives to achieve key financial goals of the Company and aligns their long-term interests with those of our stockholders.
Employee Benefits and Perquisites

We provide a number of benefit plans to all eligible employees, including our named executive officers. These benefits include medical, dental, life insurance, business travel accident insurance, short- and long-term disability coverage and a 401(k) defined contribution plan.
The Company sponsors the Virtu Financial, Inc. Deferred Compensation Plan (the “DCP”). The DCP permits eligible executive officers and other employees to defer cash or equity-based compensation, subject to certain limitations and restrictions. The Company recognized approximately $1 million as compensation cost under the DCP as of December 31, 2024.
In fiscal year 2024, Mr. Molluso was our only named executive officer who chose to defer a portion of his compensation in the form of deferred stock units. Additional details regarding the DCP are set forth below on page 45.
28	2025 Proxy Statement

Executive Compensation
While perquisites help to provide our named executive officers a benefit with a high perceived value at a relatively low cost, we do not generally view perquisites as a material component of our executive compensation program. In the future, we may provide additional or different perquisites or other personal benefits in limited circumstances, such as where we believe doing so is appropriate to assist an executive in the performance of his or her duties, to make our named executive officers more efficient and effective and for recruitment, motivation and/or retention purposes.
Severance Protection

We have previously entered into employment agreements with Messrs. Cifu, Molluso, Fairclough, and Cavoli that provide for certain severance payments and benefits in the event that such named executive officer’s employment is terminated under specified conditions. In addition, the vesting of a portion of each of these named executive officer’s equity award or awards accelerates in connection with qualifying terminations of employment. We believe that these severance benefits are appropriate to remain competitive in our executive retention efforts, recognizing that such benefits are commonly offered by employers competing for similar executive talent. See “Potential Payments upon Termination of Employment or Change in Control” for additional information.
Taxation of Executive Compensation

For income tax purposes, public companies may not deduct any portion of compensation that is in excess of $1 million paid in a taxable year to certain “covered employees,” including our named executive officers, under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), subject to certain limited exceptions (which may not be applicable to us).
Nevertheless, our board of directors believes that it should not be constrained by the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) if those requirements would impair flexibility in compensating our named executive officers in a manner that can best promote our corporate objectives. We intend to continue to compensate our executive officers in a manner consistent with the best interests of our stockholders and reserve the right to award compensation that may not be deductible under Section 162(m) where the Company believes it is appropriate to do so.
Section 409A of the Code requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities, penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including our named executive officers, so that they are either exempt from, or satisfy the requirements of, Section 409A.
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Executive Compensation
SUMMARY COMPENSATION TABLE
The following table sets forth the cash and non-cash compensation paid by the Company during the years ended December 31, 2022, December 31, 2023, and December 31, 2024, to its named executive officers.
Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Douglas A. Cifu Chief Executive Officer	2024	$1,200,000	$1,500,000	$5,527,500(2)	$1,500,00(3)	$135,932(4)	$9,863,432
	2023	$1,200,000	$1,031,250	$4,974,000(2)	$1,031,250(3)	$15,365(4)	$8,251,865
	2022	$1,150,000	$1,250,000	$7,889,500(2)	$1,250,000(3)	$512,761(4)	$12,052,261
Joseph Molluso Co-President and Co-Chief Operating Officer	2024	$600,000	$750,000	$2,763,750(2)	$750,000(3)	$—	$4,863,750
	2023	$600,000	$475,000	$2,405,750(2)	$475,000(3)	$—	$3,955,750
	2022	$508,333	$562,500	$2,293,500(2)	$562,500(3)	$—	$3,926,500
Brett Fairclough Co-President and Co-Chief Operating Officer	2024	$600,000	$750,000	$2,763,750(2)	$750,000(3)	$—	$4,863,750
	2023	$600,000	$475,000	$2,405,750(2)	$475,000(3)	$383,814(5)	$4,339,564
	2022	$508,333	$562,500	$2,059,500(2)	$562,500(3)	$—	$3,692,833
Stephen Cavoli Executive Vice President, Markets	2024	$600,000	$750,000	$2,763,750(2)	$750,000(3)	$—	$4,863,750
	2023	$600,000	$437,500	$2,330,750(2)	$437,500(3)	$—	$3,805,750
	2022	$508,333	$562,000	$2,059,500(2)	$562,500(3)	$—	$3,692,833
Cindy Lee Chief Financial Officer	2024	$327,083	$466,690	$1,181,110(2)	$—	$—	$1,974,883
Sean P. Galvin Former Chief Financial Officer	2024	$300,000	$400,020	$199,980(2)	$—	$—	$900,000
	2023	$300,000	$450,023	$224,978(2)	$—	$—	$975,000
	2022	$300,000	$480,000	$1,716,350(2)	$—	$—	$2,496,350

(1)
Each amount represents the cash component of the portion of each named executive officer’s annual bonus that was based on the achievement of qualitative goals. For Messrs. Cifu, Molluso, Fairclough and Cavoli and Ms. Lee, the cash component of the annual bonus was 50% for fiscal years 2024, 2023 and 2022, and for Mr. Galvin this was 67% for 2024 and 2023 and 60% for 2022. The remainder in each year was paid in the form of restricted stock units and fully vested shares of our Class A common stock which are reflected in the “Stock Awards” column in the table above.

(2)
This amount represents the grant date fair value calculated in accordance with FASB ASC Topic 718 with respect to (i) the grant of restricted stock units, (ii) fully vested shares of our Class A common stock, and (iii) restricted shares. Assumptions used in calculating these amounts are described in Note 18, Note 19 and Note 20 of the Company’s audited financial statements for the fiscal years ended December 31, 2024, December 31, 2023, and December 31, 2022, respectively, included in our Annual Report on Form 10-K for the fiscal years ended December 31, 2024, December 31, 2023, and December 31, 2022, respectively. The grant of restricted stock units and fully vested shares of our Class A common stock relate to the settlement of Messrs. Cifu, Molluso, Fairclough, Cavoli and Galvin’s 2024, 2023 and 2022 annual bonuses and Ms. Lee’s 2024 annual bonus; however, the awards were actually granted in fiscal years 2025, 2024 and 2023, respectively.

(3)
This amount represents the cash component of the portion of Messrs. Cifu, Molluso, Fairclough and Cavoli’s annual bonuses that was based on achievement of performance goals, which was 50% for fiscal years 2024, 2023 and 2022. The remainder in each year was paid in the form of restricted stock units and fully vested shares of our Class A common stock which are reflected in the “Stock Awards” column in the table above.

(4)
This amount represents the cost of providing transportation services to Mr. Cifu for fiscal years 2024, 2023, and 2022, including the purchase of a vehicle, as well as certain amounts paid to Mr. Cifu in fiscal year 2022 pursuant to the indemnification provisions of the Virtu Financial LLC operating agreement in connection with the settlement of a partnership tax audit related to prior periods.

(5)
This amount represents the amount of taxes paid by the Company on behalf of Mr. Fairclough in connection with his repatriation to the United States following his tenure in the Company’s Singapore offices from 2014 until 2019.

(6)
This amount reflects the amount paid to Mr. Galvin in connection with his new senior role at the Company.

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Executive Compensation
GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2024
The following table presents information with respect to each award made to our named executive officers in 2024.
Name and Type of Award		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock Units (#)	Grant Date Fair Value of Stock Awards ($)(2)
	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Douglas A. Cifu
Annual Bonus(1)			3,000,000	6,000,000
Restricted Stock Units	2/2/2024						150,000		2,527,500
Joseph Molluso
Annual Bonus(1)			2,000,000	3,000,000
Restricted Stock Units	2/2/2024						75,000		1,263,750
Brett Fairclough
Annual Bonus(1)			2,000,000	3,000,000
Restricted Stock Units	2/2/2024						75,000		1,263,750
Stephen Cavoli
Annual Bonus(1)			2,000,000	3,000,000
Restricted Stock Units	2/2/2024						75,000		1,263,750
Cindy Lee
Annual Bonus(1)
Restricted Stock Units	—		—	—			35,000		947,800
Sean Galvin
Annual Bonus(1)
Restricted Stock Units	—		—	—			—		—

(1)
For Messrs. Cifu, Molluso, Fairclough and Cavoli, this bonus, to the extent earned, is settled 50% in cash, 30% in restricted stock units that vest in three equal annual installments and 20% in fully vested common stock, subject to any deferrals (see “Employee Benefits and Perquisites” on page 28 of this proxy statement). For Ms. Lee and Mr. Galvin, this bonus, to the extent earned, is fully discretionary.

(2)
This amount represents the grant date fair value calculated in accordance with FASB ASC Topic 718. Assumptions used in calculating these amounts are described in Note 18 of the Company’s audited financial statements for the fiscal year ended December 31, 2024, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

PAY VERSUS PERFORMANCE
The following table presents information required by Item 402(v) of Regulation S-K. For information regarding the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, please refer above to “Executive Compensation — Compensation Discussion and Analysis.”
Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(3)	Average Summary Compensation Table Total for non-CEO Named Executive Officers(2)	Average Compensation Actually Paid to non-CEO Named Executive Officers(4)	Value of Initial Fixed $100 Investment Based On:(5)		Net Income	Adjusted EBITDA (Company – Selected Measure)(7)
					Total Shareholder Return	Peer Group Total Shareholder Return(6)
2024	9,863,432	15,209,440	3,493,227	5,200,672	$234.78	$278.21	$534,535	$918,685
2023	8,251,865	9,129,803	3,269,016	3,564,802	$132.35	$191.92	$263,921	$567,767
2022	12,052,261	8,565,816	3,452,212	1,959,138	$133.33	$154.67	$468,332	$859,123
2021	10,107,261	14,939,149	3,309,375	3,033,721	$188.33	$167.66	$827,234	$1,301,233
2020	12,263,795	10,840,019	4,152,733	5,679,546	$164.42	$130.03	$1,120,913	$1,648,049

(1)
Mr. Cifu was our CEO for each of the years presented.

(2)
Our non-CEO NEOs consisted of (i) Messrs. Molluso, Fairclough, Cavoli, and Galvin for each of the years presented, as well as Ms. Lee for 2024 and Mr. Alex Ioffe for Fiscal Year 2020.

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Executive Compensation
(3)
Compensation “actually paid” is calculated in accordance with Item 402(v) of Regulation S-K. The table below set forth each adjustment made during each year presented in the table to calculate the compensation “actually paid” to our CEO during each year in the table:

CEO	2024 (Mr. Cifu)	2023 (Mr. Cifu)	2022 (Mr. Cifu)	2021 (Mr. Cifu)	2020 (Mr. Cifu)
Summary Compensation Table Total	9,863,432	8,251,865	12,052,261	10,107,261	12,263,795
Less, value of “Stock Awards”, as reported in Summary Compensation Table	(5,527,500)	(4,974,000)	(7,889,500)	(6,590,500)	(8,759,525)
Plus, year-end fair value of outstanding and unvested awards granted in the year	7,953,051	4,604,182	4,057,161	3,706,982	3,914,514
Plus, fair value as of vesting date of equity awards granted and vested in the year	818,903	999,677	1,009,158	6,914,549	2,699,019
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	2,201,421	(7,591)	(371,530)	251,656	478,168
Plus (less), year over year change in fair value of equity awards granted in prior years that vested in the year	(467,167)	(127,421)	(597,694)	229,648	(27,258)
Plus, dividends or other earnings paid during covered year, prior to vesting date of award	367,300	383,092	305,960	319,551	271,307
Compensation “Actually Paid” to CEO	15,209,440	9,129,803	8,565,816	14,939,149	10,840,019

(4)
Compensation “actually paid” is calculated in accordance with Item 402(v) of Regulation S-K. The table below set forth each adjustment made during each year presented in the table to calculate the average compensation “actually paid” to our non-CEO NEO’s during each year in the table:

Non-CEO NEOs	2024	2023	2022	2021	2020
Summary Compensation Table Total	3,493,227	3,269,016	3,452,212	3,309,375	4,152,733
Less, value of “Stock Awards”, as reported in Summary Compensation Table	(1,934,468)	(1,841,807)	(2,032,213)	(1,786,875)	(2,331,500)
Plus, year-end fair value of outstanding and unvested awards granted in the year	2,670,875	1,717,954	638,834	563,080	2,912,547
Plus, fair value as of vesting date of equity awards granted and vested in the year	256,760	369,392	414,794	385,950	883,726
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	756,036	(4,106)	(620,849)	307,181	24,861
Plus (less), year over year change in fair value of equity awards granted in prior years that vested in the year	(158,812)	(56,921)	4,997	117,898	224,850
Less, fair value of awards granted prior to covered year that were forfeited during covered year	—	—	—	—	(315,799)
Plus, dividends or other earnings paid during covered year, prior to vesting date of award	117,054	111,276	101,362	137,112	128,129
Average Compensation “Actually Paid” to Non-CEO NEOs	5,200,672	3,564,802	1,959,138	3,033,721	5,679,546

(5)
Assumes $100 was invested in our Class A Common Stock on December 31, 2019, and that dividends were reinvested on the date of payment without payment of any commissions or consideration of income taxes.

(6)
The peer group indices used by the Company consists of the NYSE Arca Securities Broker/Dealer Index. The calculation assumes $100 was invested in our Class A Common Stock on December 31, 2019, and that dividends were reinvested on the date of payment without payment of any commissions or consideration of income taxes.

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Executive Compensation
(7)
“EBITDA” and “Adjusted EBITDA” are non-GAAP financial measures of financial performance. “EBITDA” measures our operating performance by adjusting net income to exclude Financing interest expense on long-term borrowings, Debt issue cost related to debt refinancing, prepayment, and commitment fees, Depreciation and amortization, Amortization of purchased intangibles and acquired capitalized software, and Income tax expense, and “Adjusted EBITDA” measures our operating performance by further adjusting EBITDA to exclude severance, transaction advisory fees and expenses, termination of office leases, charges related to share-based compensation and other expenses, which includes reserves for legal matters, COVID-19 one-time costs and donations for 2020, 2021 and 2022 and Other, net, which includes gains and losses from strategic investments and the sales of businesses. Reconciliations of Net Income to EBITDA and Adjusted EBITDA are available at https://ir.virtu.com/financials-and-filings/quarterly-results/default.aspx.

Relationship Between “Compensation Actually Paid” and Performance
The charts that follow depict the relationship of “compensation actually paid” (“CAP”) to our CEO and other NEOs to (i) the TSR of the Company and its peer group (as described in Footnote 6 above), (ii) the Company’s net income, and (iii) the Company’s annual Adjusted EBITDA:
CAP versus Total Shareholder Return
The chart below shows the relationship between the CEO and other NEOs’ CAP amounts and the Company’s TSR. This is primarily due to the Company’s use of annual and long-term equity incentives, the value of which are tied directly to stock price performance and the Company’s financial performance.

CAP versus Total Shareholder Return
Compensation Actually Paid (CAP)
$ Thousands
Total Shareholder Return
Value of Initial Fixed $100 Investment
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
300.00
250.00
200.00
150.00
100.00
50.00
-
10,840
14,939
8,566
9,130
15,209
5,680
3,034
1,959
3,565
5,201
164.42
188.32
133.32
132.34
234.78
130.03
167.66
154.67
191.92
278.21
2020
2021
2022
2023
2024
CAP to CEO
Average CAP to Non-CEO NEOs
Total Shareholder Return
Peer Group Total Shareholder Return

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Executive Compensation
CAP versus Annual Net Income
The chart below shows the relationship between the CEO and other NEOs’ CAP amounts and the Company’s Net Income. This is primarily due to the Company’s use of quantitative financial performance metrics in determining annual bonus compensation of its named executive officers.

CAP versus Net Income (Loss)
Compensation Actually Paid (CAP) $ Thousands
Net Income, $ Millions
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
1,120,913
827,234
468,332
263,921
534,535
10,840
5,680
14,939
3,034
8,566
1,959
9,130
3,565
15,209
5,201
2020
2021
2022
2023
2024
CAP to CEO
Average CAP to Non-CEO NEOs
Net Income (mm)

34	2025 Proxy Statement

Executive Compensation
CAP versus Annual Adjusted EBITDA
The chart below shows the relationship between the CEO and other NEOs’ CAP amounts and the Company’s Adjusted EBITDA. This is primarily due to the Company’s use of quantitative financial performance metrics in determining annual bonus compensation of its named executive officers.

CAP versus Adjusted EBITDA
Compensation Actually Paid (CAP) $ Thousands
Adjusted EBITDA, $ Millions
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
1,648,049
10,840
5,680
14,939
1,301,233
3,034
8,566
859,123
1,959
9,130
567,767
3,565
15,209
918,685
5,201
2020
2021
2022
2023
2024
CAP to CEO
Average CAP to Non-CEO NEOs
Adjusted EBITDA (company selected metric) (mm)

Most Important Financial Performance Measures
The following provides a list of the financial performance measures that we believe are the most important financial performance measures used to link the compensation awarded to our named executive officers to the Company’s performance. For more information, please see the “Executive Compensation — Compensation Discussion and Analysis” section above.
1.
Annual Adjusted EBITDA

2.
Adjusted Net Trading Income

3.
Adjusted Net Trading Income from Growth Initiatives

4.
Adjusted Operating Expenses

Employment Agreements and Restrictive Covenant Agreements

Employment Agreement with Mr. Cifu
On April 29, 2022, we entered into a new employment agreement (the “New CEO Employment Agreement”) with Mr. Cifu, which amended and restated the terms of his prior employment agreement dated November 15, 2017 (the “Prior CEO Employment Agreement”), pursuant to which Mr. Cifu will continue to serve as our Chief Executive Officer and report to our board of directors. Mr. Cifu’s duties, responsibilities and permitted activities are substantially identical to his prior employment agreement. Mr. Cifu’s employment agreement further provides that to the extent such activities do not significantly interfere with the performance of his duties, service and responsibilities, Mr. Cifu is permitted to manage his personal, financial and legal affairs, serve on civic or charitable boards and committees and, to the extent approved by our board of directors, serve on corporate boards and committees; provided that
2025 Proxy Statement	35

Executive Compensation
Mr. Cifu is permitted to continue to be engaged in, or provide services to, certain specified businesses and activities (including, but not necessarily limited to, his role as the Vice Chairman and Alternate Governor of the Florida Panthers, a National Hockey League franchise), and to become engaged in, or provide services to, any other business or activity in which Mr. Vincent Viola, our founder and Chairman Emeritus, is permitted to become engaged in, to the extent that Mr. Cifu’s level of participation in such businesses or activities is consistent with his participation in the aforementioned specified businesses or activities prior to the effective date of the employment agreement. The New CEO Employment Agreement has an initial term ending on February 28, 2028, extended from November 22, 2022 under the Prior CEO Employment Agreement, with automatic renewals for successive one-year terms thereafter unless either the Company or Mr. Cifu provides notice of non-renewal at least ninety days in advance of the expiration of the then current term. However, if a change in control of the Company occurs at a time when there are less than two years remaining in the term, the term will automatically be extended so that the expiration date is two years from the effective date of the change in control.
Under the New CEO Employment Agreement, Mr. Cifu’s base salary is $1,200,000, as compared to $1,000,000 under the Prior CEO Employment Agreement, and Mr. Cifu is eligible to earn an annual bonus with a target bonus opportunity equal to $3,000,000 and a maximum bonus opportunity equal to $6,000,000, as compared to a target bonus opportunity of $2,500,000 and a maximum bonus opportunity equal to $5,000,000 under the Prior CEO Employment Agreement. 50% of the annual bonus will be based on the achievement of quantitative targets composed of specific components of the Company’s annual budget and 50% of the annual bonus will be based on the achievement of qualitative goals, as compared to 80% based on the achievement of quantitative targets and 20% based on the achievement of qualitative targets under the Prior CEO Employment Agreement. To the extent earned, a maximum of 50% of the annual bonus will be paid in cash, 30% of the annual bonus will be paid in the form of restricted stock units or restricted shares of Class A common stock of the Company that vest in three equal annual installments and the remaining 20% will be paid in the form of fully vested shares of Class A common stock, or deferred share units (“DSUs”), which is consistent with the Prior CEO Employment Agreement.
Consistent with the Prior CEO Employment Agreement, the New CEO Employment Agreement provides that, Mr. Cifu is eligible to receive an equity award at the beginning of each calendar year during the term (each such award to any executive, an “annual equity grant”). It is our board of directors’ current intention that the annual equity grant will be in the form of 150,000 restricted stock units of Class A common stock that are subject to performance and service conditions. The number of shares earned under each annual equity grant under the New CEO Employment Agreement will be based on the percentage of budgeted EBITDA achieved in the applicable calendar year, with a 100% of shares earned upon at least 65% achievement, and a number of shares, which may be zero, vesting at the discretion of the Compensation Committee in the event than less than 65% is achieved. To the extent any shares of Class A common stock are earned with respect to an applicable annual equity grant, 50% of such shares will vest on or about the end of the calendar year to which such award relates and the remaining 50% will vest on or about the end of the subsequent calendar year, subject to Mr. Cifu’s continued employment through each applicable vesting date and in each case subject to the terms of the applicable award agreement.
Consistent with the Prior CEO Employment Agreement, the New CEO Employment Agreement further provides that Mr. Cifu is entitled to participate in all of the Company’s benefit plans and programs, and to receive perquisites, commensurate with his position, that are provided by the Company from time to time to senior executives generally, and to receive director and officer indemnification and insurance protection. In addition, during the term, Mr. Cifu will be provided a car and driver consistent with past practice.
Consistent with the Prior CEO Employment Agreement, the New CEO Employment Agreement includes an acknowledgment that Mr. Cifu continues to be bound by the confidentiality and restrictive covenant provisions set forth in the Amended and Restated Virtu Financial LLC Agreement, which provides for confidentiality and non-disparagement restrictions, as well as non-compete and non-solicitation restrictions until the third anniversary on which Mr. Cifu ceases to be an officer, director or employee of the Company. Consistent with the Prior CEO Employment Agreement, the New CEO Employment Agreement also provides that the Company will pay as incurred, to the fullest extent permitted by law, all legal fees and expenses that Mr. Cifu incurs as a result of any contest (regardless of the outcome) by the Company, Mr. Cifu or others of the validity or enforceability of, or liability under, any provision of the employment agreement or any guarantee of performance of the employment agreement that arises in connection with or following a change in control, plus interest on any delayed payment at the applicable federal rate under Section 7872 of the Code.
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Executive Compensation
Finally, consistent with the Prior CEO Employment Agreement, the New CEO Employment Agreement provides for severance upon certain terminations of employment as described below under “Potential Payments Upon Termination of Employment or Change in Control.”
Employment Agreement with Mr. Molluso
Virtu East entered into a new employment agreement with Mr. Molluso on December 1, 2022 (the “New Molluso Employment Agreement”), which amended and restated the terms of his prior employment agreement dated April 30, 2020 (the “Prior Molluso Employment Agreement”), pursuant to which Mr. Molluso will continue to serve as our Co-President and Co-Chief Operating Officer, reporting to our Chief Executive Officer. The New Molluso Employment Agreement, consistent with the Prior Molluso Employment Agreement, further provides that to the extent such activities do not significantly interfere with the performance of his duties, service and responsibilities, Mr. Molluso is permitted to manage his personal, financial and legal affairs, serve on civic or charitable boards and committees and, to the extent approved by our board of directors, serve on corporate boards and committees.
On February 26, 2025, the Company amended the New Molluso Employment Agreement employment agreement to extend the initial termination date from ending on April 30, 2026, until February 28, 2028, with automatic renewals for successive one-year terms thereafter unless either we or Mr. Molluso provides notice of non-renewal at least ninety days in advance of the expiration of the then current term. All other terms of the New Molluso Employment Agreement remain in full force. However, if a change in control of the Company occurs at a time when there is less than one year remaining in the term, the term will automatically be extended so that the expiration date is one year from the effective date of the change in control.
Under the New Molluso Employment Agreement, Mr. Molluso’s base salary is $600,000, as compared to $500,000 under the Prior Molluso Employment Agreement, and Mr. Molluso is eligible to earn an annual bonus with a target amount of $2,000,000 and a maximum bonus opportunity equal to $3,000,000. Under the Prior Molluso Employment Agreement, Mr. Molluso was entitled to an annual bonus with a minimum amount of $2,500,000 with respect to the fiscal year ended December 31, 2020, and $1,500,000 with respect to the fiscal years ended December 31, 2021 and December 31, 2022, and a maximum bonus opportunity equal to $2,500,000 for such periods. Under the New Molluso Employment Agreement, 50% of the annual bonus will be based on the achievement of quantitative targets set by the Company’s Chief Executive Officer together with the Compensation Committee and 50% of the annual bonus will be based on the achievement of qualitative goals set by the Company’s Chief Executive Officer together with the Compensation Committee, as compared to 80% based on the achievement of quantitative targets and 20% based on the achievement of qualitative targets under the Prior Molluso Employment Agreement. To the extent earned, 50% of the annual bonus will be paid in cash, 30% of the annual bonus will be paid in the form of restricted stock units or restricted shares of Class A common stock of the Company that vest in three equal annual installments and the remaining 20% will be paid in the form of fully vested shares of Class A common stock or DSUs.
The New Molluso Employment Agreement provides that Mr. Molluso will be eligible to receive an annual equity grant at the beginning of each calendar year. It is our board of directors’ current intention that the annual equity grant will be in the form of 75,000 restricted stock units of Class A common stock that are subject to performance and service conditions. The number of shares earned under each annual equity grant under the New Molluso Employment Agreement will be based on the percentage of budgeted EBITDA achieved in the applicable calendar year, with a 100% of shares earned upon at least 65% achievement, and a number of shares, which may be zero, vesting at the discretion of the Compensation Committee in the event than less than 65% is achieved. To the extent any shares of Class A common stock are earned with respect to an applicable annual equity grant, 50% of such shares will vest on or about the end of the calendar year to which such award relates and the remaining 50% will vest on or about the end of the subsequent calendar year, subject to Mr. Molluso’s continued employment through each applicable vesting date and in each case subject to the terms of the applicable award agreement.
The Prior Molluso Employment Agreement provided for sign-on bonuses as compensation for forfeited equity interests in his former employer in the form of (i) a grant of 200,000 restricted stock units, vesting in three equal installments on each of January 24, 2021, January 24, 2022 and January 24, 2023 and otherwise issued pursuant to and subject to the terms and conditions of the Plan and a separate award agreement and (ii) a cash sign-on bonus of $2,500,000, $1,666,667 of which is subject to a prorated clawback right of the Company based on the proportion of the term elapsed as of the date that Mr. Molluso’s employment is terminated for Cause (as defined therein) or he resigns without Good Reason (as defined therein).
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Executive Compensation
Consistent with the Prior Molluso Employment Agreement, the New Molluso Employment Agreement further provides that Mr. Molluso is entitled to participate in all of the Company’s benefit plans and programs, and to receive perquisites, commensurate with his position, that are provided by the Company from time to time to senior executives generally, and to receive director and officer indemnification and insurance protection. The employment agreement includes an acknowledgment that Mr. Molluso continues to be bound by the confidentiality and restrictive covenant provisions set forth in his original agreement, which provides for confidentiality and non-disparagement restrictions, as well as non-compete and non-solicitation restrictions until the thirty-six-month anniversary of the date on which Mr. Molluso ceases to be an officer or employee of the Company. Consistent with the Prior Molluso Employment Agreement, the New Molluso Employment Agreement provides for severance upon certain terminations of employment as described below under “Potential Payments Upon Termination of Employment or Change in Control.”
Employment Agreement with Mr. Fairclough
Virtu East entered into a new employment agreement with Mr. Fairclough on December 1, 2022 (the “New Fairclough Employment Agreement”) which amended and restated the terms of his prior employment agreement dated February 26, 2020 (the “Prior Fairclough Employment Agreement”), pursuant to which Mr. Fairclough continues to serve as our Co-President & Co-Chief Operating Officer, reporting to our Chief Executive Officer. Consistent with the Prior Fairclough Employment Agreement, the New Fairclough Employment Agreement further provides that to the extent such activities do not significantly interfere with the performance of his duties, service and responsibilities, Mr. Fairclough is permitted to manage his personal, financial and legal affairs, serve on civic or charitable boards and committees and, to the extent approved by our board of directors, serve on corporate boards and committees.
The New Fairclough Employment Agreement has an initial term ending on February 26, 2027, extended from February 26, 2024 under the Prior Fairclough Employment Agreement, with automatic renewals for successive one-year terms thereafter unless either we or Mr. Fairclough provides notice of non-renewal at least ninety days in advance of the expiration of the then current term. However, if a change in control of the Company occurs at a time when there is less than one year remaining in the term, the term will automatically be extended so that the expiration date is one year from the effective date of the change in control.
Under the New Fairclough Employment Agreement, Mr. Fairclough’s base salary is $600,000, as compared to $500,000 under the Prior Fairclough Employment Agreement, and Mr. Fairclough is eligible to earn an annual bonus with a target bonus opportunity equal to $2,000,000 and a maximum bonus opportunity equal to $3,000,000, as compared to a target bonus opportunity of $1,500,000 and a maximum bonus opportunity of $2,500,000 under the Prior Fairclough Employment Agreement. 50% of the annual bonus will be based on the achievement of quantitative targets set by the Company’s Chief Executive Officer together with the Compensation Committee and 50% of the annual bonus will be based on the achievement of qualitative goals set by the Company’s Chief Executive Officer together with the Compensation Committee, as compared to 80% based on the achievement of quantitative targets and 20% based on the achievement of qualitative targets under the Prior Fairclough Employment Agreement. To the extent earned, 50% of the annual bonus will be paid in cash, 30% of the annual bonus will be paid in the form of restricted stock units or restricted shares of Class A common stock of the Company that vest in three equal annual installments and the remaining 20% will be paid in the form of fully vested shares of Class A common stock or DSUs.
The New Fairclough Employment Agreement provides that Mr. Fairclough will be eligible to receive an annual equity grant at the beginning of each calendar year. It is our board of directors’ current intention that the annual equity grant will be in the form of 75,000 restricted stock units of Class A common stock that are subject to performance and service conditions. The number of shares earned under each annual equity grant under the New Fairclough Employment Agreement will be based on the percentage of budgeted EBITDA achieved in the applicable calendar year, with a 100% of shares earned upon at least 65% achievement, and a number of shares, which may be zero, vesting at the discretion of the Compensation Committee in the event than less than 65% is achieved. To the extent any shares of Class A common stock are earned with respect to an applicable annual equity grant, 50% of such shares will vest on or about the end of the calendar year to which such award relates and the remaining 50% will vest on or about the end of the subsequent calendar year, subject to Mr. Fairclough’s continued employment through each applicable vesting date and in each case subject to the terms of the applicable award agreement.
Consistent with the Prior Fairclough Employment Agreement, the New Fairclough Employment Agreement further provides that Mr. Fairclough is entitled to participate in all of the Company’s benefit plans and programs, and to
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Executive Compensation
receive perquisites, commensurate with his position, that are provided by the Company from time to time to senior executives generally, and to receive director and officer indemnification and insurance protection.
Finally, and consistent with the Prior Fairclough Employment Agreement, the New Fairclough Employment Agreement includes an acknowledgment that Mr. Fairclough continues to be bound by the confidentiality and restrictive covenant provisions set forth in his original agreement, which provides for confidentiality and non-disparagement restrictions, as well as non-compete and non-solicitation restrictions until the thirty-six-month anniversary of the date on which Mr. Fairclough ceases to be an officer or employee of the Company. Consistent with the Prior Fairclough Employment Agreement, the New Fairclough Employment Agreement provides for severance upon certain terminations of employment as described below under “Potential Payments Upon Termination of Employment or Change in Control.”
Employment Agreement with Mr. Cavoli
Virtu East entered into a new employment agreement with Mr. Cavoli on December 1, 2022 (the “New Cavoli Employment Agreement”), which amended and restated the terms of his prior employment agreement dated February 26, 2020 (the “Prior Cavoli Employment Agreement”), pursuant to which Mr. Cavoli will continue to serve as our Executive Vice President, Markets and report to our Chief Executive Officer. Consistent with the Prior Cavoli Employment Agreement, the New Cavoli Employment Agreement further provides that to the extent such activities do not significantly interfere with the performance of his duties, service and responsibilities, Mr. Cavoli is permitted to manage his personal, financial and legal affairs, serve on civic or charitable boards and committees and, to the extent approved by our board of directors, serve on corporate boards and committees.
On February 26, 2025, the Company amended the New Cavoli Employment Agreement to extend the initial termination date from ending on April 30, 2026, until February 28, 2028, with automatic renewals for successive one-year terms thereafter unless either we or Mr. Cavoli provides notice of non-renewal at least ninety days in advance of the expiration of the then current term. All other terms of the New Cavoli Employment Agreement remain in full force. However, if a change in control of the Company occurs at a time when there is less than one year remaining in the term, the term will automatically be extended so that the expiration date is one year from the effective date of the change in control.
Under the New Cavoli Employment Agreement, Mr. Cavoli’s base salary is $600,000, as compared to $500,000 under the Prior Cavoli Employment Agreement, and Mr. Cavoli is eligible to earn an annual bonus with a target bonus opportunity equal to $2,000,000 and a maximum bonus opportunity equal to $3,000,000, as compared to a target bonus opportunity equal to $1,500,000 and a maximum bonus opportunity equal to $2,500,000 under the Prior Cavoli Employment Agreement. 50% of the annual bonus will be based on the achievement of quantitative targets set by the Company’s Chief Executive Officer together with the Compensation Committee and 50% of the annual bonus will be based on the achievement of qualitative goals set by the Company’s Chief Executive Officer together with the Compensation Committee, as compared to 80% based on the achievement of quantitative goals and 20% based on the achievement of qualitative goals under the Prior Cavoli Employment Agreement. To the extent earned, 50% of the annual bonus will be paid in cash, 30% of the annual bonus will be paid in the form of restricted stock units or restricted shares of Class A common stock of the Company that vest in three equal annual installments and the remaining 20% will be paid in the form of fully vested shares of Class A common stock or DSUs.
The New Cavoli Employment Agreement provides that Mr. Cavoli will be eligible to receive an annual equity grant at the beginning of each calendar year. It is our board of directors’ current intention that the annual equity grant will be in the form of 75,000 restricted stock units of Class A common stock that are subject to performance and service conditions. The number of shares earned under each annual equity grant under the New Cavoli Employment Agreement will be based on the percentage of budgeted EBITDA achieved in the applicable calendar year, with a 100% of shares earned upon at least 65% achievement, and a number of shares, which may be zero, vesting at the discretion of the Compensation Committee in the event than less than 65% is achieved. To the extent any shares of Class A common stock are earned with respect to an applicable annual equity grant, 50% of such shares will vest on or about the end of the calendar year to which such award relates and the remaining 50% will vest on or about the end of the subsequent calendar year, subject to Mr. Cavoli’s continued employment through each applicable vesting date and in each case subject to the terms of the applicable award agreement.
Consistent with the Prior Cavoli Employment Agreement, the New Cavoli Employment Agreement further provides that Mr. Cavoli is entitled to participate in all of the Company’s benefit plans and programs, and to receive perquisites,
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Executive Compensation
commensurate with his position, that are provided by the Company from time to time to senior executives generally, and to receive director and officer indemnification and insurance protection.
Finally, and consistent with the Prior Cavoli Employment Agreement, the New Cavoli Employment Agreement includes an acknowledgment that Mr. Cavoli continues to be bound by the confidentiality and restrictive covenant provisions set forth in his original agreement, which provides for confidentiality and non-disparagement restrictions, as well as non-compete and non-solicitation restrictions until the eighteen-month anniversary of the date on which Mr. Cavoli ceases to be an officer or employee of the Company.
Consistent with the Prior Cavoli Employment Agreement, the New Cavoli Employment Agreement provides for severance upon certain terminations of employment as described below under “Potential Payments Upon Termination of Employment or Change in Control.”
Employment Agreement with Ms. Lee
In connection with Ms. Lee’s appointment as Chief Financial Officer, the Company entered into an employment letter agreement with Ms. Lee on April 29, 2024 (the “Lee Employment Agreement”) pursuant to which Ms. Lee will be employed by the Company’s subsidiary, Virtu Financial Operating LLC (“Virtu Operating”) on an “at will” employment basis. Under the Lee Employment Agreement, Ms. Lee’s annual base salary is $400,000 per year, and she was eligible to receive an annual bonus of not less than $700,000 for the year ended December 31, 2024, payable in cash and equity awards in accordance with the Company’s incentive and equity plans as in effect from time to time and subject to Ms. Lee’s continued employment through the date on which bonuses for such period are paid. Ms. Lee will be eligible in subsequent years to receive an annual bonus and equity award in accordance with the Company’s incentive and equity plans as in effect from time to time and annual equity grants on terms and conditions determined by the Company. Ms. Lee will also receive a special long-term equity award under the Lee Employment Agreement and in connection with the commencement of her employment as Chief Financial Officer of 35,000 restricted stock units (the “Sign-On RSUs”), subject to the terms and conditions of the Company’s 2015 Plan and the terms of a separate award agreement, the form of which has previously been filed with the SEC (the “RSU Award Agreement”). The Sign-On RSUs will vest in three equal annual installments on the first three anniversaries of the date of grant. In connection with the Lee Employment Agreement, Ms. Lee entered into a restrictive covenant agreement that provides for confidentiality and non-disparagement restrictions and that provides that she will not engage in any business that competes with the Company or its affiliates, and that she will not solicit or hire employees, consultants or members of Virtu Operating, its subsidiaries or its affiliates, during her employment and for a period of 12 months thereafter.
Employment Agreement with Mr. Galvin
Virtu East entered into an employment agreement with Mr. Galvin on August 7, 2020, on an “at will” employment basis. The employment agreement provides for a salary of $250,000 per year, which was increased to $300,000 in fiscal year 2021. In addition, the employment agreement provides for eligibility to earn an annual bonus payable in cash and stock, as determined at the sole discretion of Virtu East, except that such bonus was specified in the amount of $450,000 for the year ended December 31, 2020. The employment agreement also provided for a grant of restricted stock units with the number of restricted stock units to be granted determined by dividing $300,000 by the applicable issue price of the Company’s Class A common stock following Mr. Galvin’s start date, and provided that Mr. Galvin is eligible to participate in all benefit programs of Virtu East available to similarly situated employees.
In connection with his employment agreement, Mr. Galvin entered into a restrictive covenant agreement that provides for confidentiality and non-disparagement restrictions and that he will not engage in any business that competes with Virtu or its affiliates, and he will not solicit or hire employees, consultants or members of Virtu East, its subsidiaries or its affiliates during his employment and for a period of 12 months thereafter.
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Executive Compensation
OUTSTANDING EQUITY AWARDS AT END OF FISCAL YEAR 2024
The following table provides information about each of the outstanding awards of options to purchase our common stock and restricted stock units held by each named executive officer as of December 31, 2024.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Unvested Stock Awards (#)	Market Value of Unvested Stock Awards ($)(1)
Douglas A. Cifu	—	—	—	—	16,261(2)	580,192
					75,000(3)	2,676,000
					51,503(5)	1,837,627
					72,899(6)	2,601,036
					150,000(7)	5,352,000
Joseph Molluso	—	—	—	—	8,130(2)	290,078
					37,500(4)	1,338,000
					23,176(5)	826,920
					33,578(6)	1,198,063
					75,000(9)	2,676,000
Brett Fairclough					8,130(2)	290,078
					37,500(4)	1,338,000
					23,176(5)	826,920
					33,578(6)	1,198,063
					75,000(9)	2,676,000
Stephen Cavoli	—	—	—	—	8,130(2)	290,078
					37,500(4)	1,338,000
					23,176(5)	826,920
					30,927(6)	1,103,475
					75,000(9)	2,676,000
Cindy Lee					1,951(2)	69,612
					6,666(2)	237,843
					6,180(5)	220,502
					8,246(6)	294,217
					35,000(8)	1,248,800
Sean P. Galvin	—	—	—	—	15,000(2)	535,200
					2,341(2)	83,527
					6,592(5)	235,203
					7,952(6)	283,727

(1)
Market value is based on the closing price of a share of our Class A common stock on December 31, 2023 (the last trading day of fiscal year 2024) equal to $35.68.

(2)
These restricted stock units will vest on February 3, 2025.

(3)
This amount represents the number of earned but unvested restricted shares as further described above under “Cifu Equity Awards” that will vest on January 31, 2025.

(4)
This amount represents the number of earned but unvested restricted shares that will vest on January 31, 2025.

(5)
These restricted stock units will vest ratably on each of February 3, 2025, and February 3, 2026.

(6)
These restricted stock units will vest ratably on each of February 2, 2025, February 2, 2026, and February 2, 2027.

(7)
This amount represents the number of earned but unvested restricted shares as further described above under “Cifu Equity Awards” that will vest on January 31, 2025 and January 31, 2026.

(8)
These restricted stock units will vest ratably on each of August 1, 2025, August 1, 2026, and August 1, 2027.

(9)
This amount represents the number of earned but unvested restricted shares that will vest on January 31, 2025 and January 31, 2026.

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Executive Compensation
STOCK VESTED
DURING FISCAL YEAR 2024
The following table sets forth as to each of the named executive officers’ information on the vesting of restricted stock units during 2024.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(7)	Value Realized on Vesting ($)
Douglas A. Cifu(1)	183,696	3,088,788
Joseph Molluso(2)	88,647	1,490,457
Brett Fairclough(3)	88,104	1,481,368
Stephen Cavoli(4)	86,336	1,451,577
Cindy Lee(5)	17,206	289,921
Sean P. Galvin(6)	25,940	437,089

(1)
For Mr. Cifu, this includes the vesting of 18,084 RSUs on February 1, 2024, at a closing price of $16.74, 75,000 RSUs on January 31, 2024, at a closing price of $16.79, 48,600 RSUs on February 2, 2024, at a closing price of $16.85, 16,261 RSUs on February 2, 2024 at a closing price of $16.85 and 25,751 RSUs on February 3, 2024 at a closing price of $16.85, the latter two of which awards were subject to a deferral election under the DCP.

(2)
For Mr. Molluso, this includes the vesting of 37,500 RSUs on January 31, 2024, at a closing price of $16.79, 9,042 RSUs on February 1, 2024, at a closing price of $16.74, 22,386 RSUs on February 2, 2024, at a closing price of $16.85, 8,131 RSUs on February 4, 2024, at a closing price of $16.85 and 11,588 RSUs on February 3, 2024, at a closing price of $16.85, the latter two were subject to a deferral election under the DCP.

(3)
For Mr. Fairclough, this includes the vesting of 8,499 RSUs on February 1, 2024, at a closing price of $16.74, 8,131 RSUs on February 3, 2024, at a closing price of $16.85, 37,500 RSUs on January 31, 2024, at a closing price of $16.79, 11,588 RSUs on February 3, 2024, at a closing price of $16.85 and 22,386 RSUs on February 2, 2024, at a closing price of $16.85.

(4)
For Mr. Cavoli, this includes the vesting of 8,499 RSUs on February 1, 2024, at a closing price of $16.74, 8,131 RSUs on February 3, 2024, at a closing price of $16.85, 37,500 RSUs on January 31, 2024, at a closing price of $16.79, 11,588 RSUs on February 3, 2024, at a closing price of $16.85 and 20,618 RSUs on February 2, 2024, at a closing price of $16.85.

(5)
For Ms. Lee, this includes the vesting of 6,667 RSUs on February 3, 2024, at a closing price of $16.85, 1,951 RSUs on February 3, 2024, at a closing price of $16.85, 3,090 RSUs on February 3, 2024, at a closing price of $16.85 and 5,498 RSUs on February 2, 2024, at a closing price of $16.85.

(6)
For Mr. Galvin, this includes the vesting of 4,412 RSUs on August 12, 2023, at a closing price of $18.79, 15,000 RSUs on February 3, 2023, at a closing price of $19.41, 2,341 RSUs on February 3, 2023, at a closing price of $19.41 and 6,593 RSUs on February 3, 2023, at a closing price of $19.41.

(7)
The number of shares delivered upon vesting of the executive’s stock awards were reduced by a number of shares with a market value equal to the applicable tax withholding amounts on their awards. As a result, the actual shares acquired by Messrs. Cifu, Molluso, Fairclough, Cavoli, Galvin and Ms. Lee upon the vesting and settlement of their stock awards was 123,237, 51,247, 53,744, 43,649 and 16,586 and 10,270, respectively.

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NONQUALIFIED DEFERRED COMPENSATION
DURING FISCAL YEAR 2024
The following table sets forth the information as to each of our named executive officers who participate in our DCP, as discussed in the “Employee Benefits and Perquisites — Compensation Discussion and Analysis” section above.
In fiscal year 2024, only Mr. Molluso elected to defer a portion of his compensation in the form of deferred stock units. His contributions represent deferred bonus and deferred annual equity awards and are included in the amounts reported for bonus in the Summary Compensation Table for each of them. The compensation amounts for Mr. Cifu represent the vesting of previously awarded compensation in fiscal year 2024, which was subject to a prior deferral election, and which upon vesting was contributed to the DCP and converted to deferred stock units.
Name	Executive Contributions in Last FY(1)	Registrant Contributions in Last FY	Aggregate Earnings in Last FY(2)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(3)
Douglas A. Cifu	$707,902	—	$7,417,386	—	$16,661,592
Joseph Molluso	$332,265	—	$1,173,769	—	$2,532,964

(1)
Represents the vest date fair value of equity awards which vested during the fiscal year and were subject to a qualifying deferral under the DCP and were issued in the form of DSUs.

(2)
Represents the change in value of DSUs disclosed under “Executive Contributions in Last FY” column from vest date to year end, plus the value of dividend equivalents issued in respect of such DSUs.

(3)
Represents the aggregate value of all deferred amounts by each participant as of last fiscal year end.

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL
Severance Benefits
Under Mr. Cifu’s employment agreement, if Mr. Cifu’s employment is terminated by us without Cause (as defined in the employment agreement), due to death or Disability (as defined in the employment agreement), by the executive for Good Reason (as defined in the employment agreement), or due to the expiration of the term on the expiration date as a result of the Company’s delivery of a notice of non-renewal of the term, then in addition to receiving his accrued amounts, Mr. Cifu will receive, subject to the execution of a release of claims: (A) severance pay in an aggregate amount equal to the greater of (x) one times his base salary and (y) an amount equal to the total amount of base salary that would otherwise have been payable through the remainder of the term (the “Cifu Severance Amount”); (B) continued health, dental, vision and life insurance benefits under the terms of our benefit plans for (x) twelve months or (y) the period from termination of employment through the remainder of the term, whichever is longer (the “Benefits Continuation Period”); and following the Benefits Continuation Period, continued participation in the Company’s health, dental, vision and life insurance until the earlier of (i) Mr. Cifu’s independents reaching the age of 26, (ii) Mr. Cifu or his spouse becoming eligible for Medicare, or (iii) Mr. Cifu becoming eligible for comparable coverage under another employer’s benefit plans, subject to Mr. Cifu’s payment of the full cost of such benefits; (C) continued eligibility to earn shares of Class A common stock under his then current annual equity grant, and to the extent earned, a pro rata portion of such shares shall be deemed vested on the last day of the calendar year to which such award relates (the “Cifu Equity Acceleration”); (D) accelerated vesting of any earned but unvested shares of Class A common stock under the annual equity grant granted in the year prior to the year of termination; and (E) 150,000 shares of fully vested Class A common stock or DSUs, if elected.
Under the New Molluso Employment Agreement, if Mr. Molluso’s employment is terminated by us without Cause (as defined in the employment agreement), due to death or Disability (as defined in the employment agreement), by the executive for Good Reason (as defined in the employment agreement), or due to the expiration of the term on the expiration date as a result of the Company’s delivery of a notice of non-renewal of the term, then in addition to receiving his accrued amounts, subject to the execution of a release of claims: (A) Mr. Molluso will receive severance pay in an aggregate amount equal to the greater of (x) one times his base salary and (y) an amount equal to the total amount of base salary that would otherwise have been payable through the remainder of the term (the “Molluso Severance Amount”); (B) Mr. Molluso will receive any bonus that the Company has definitively
2025 Proxy Statement	43

Executive Compensation
determined to pay Mr. Molluso and which was authorized and approved, but had not yet been paid as of the date of termination; (C) Mr. Molluso will receive continued health, dental, vision and life insurance benefits under the terms of our benefit plans for the Benefits Continuation Period; and following the Benefits Continuation Period, continued participation in the Company’s health, dental, vision and life insurance until the earlier of (i) Mr. Molluso’s independents reaching the age of 26, (ii) Mr. Molluso or his spouse becoming eligible for Medicare, or (iii) Mr. Molluso becoming eligible for comparable coverage under another employer’s benefit plans, subject to Mr. Molluso’s payment of the full cost of such benefits; (D) continued eligibility to earn shares of Class A common stock under his then current annual equity grant, and to the extent earned, a pro rata portion of such shares shall be deemed vested on the last day of the calendar year to which such award relates (the “Molluso Equity Acceleration”); (E) accelerated vesting of any earned but unvested shares of Class A common stock under the annual equity grant granted in the year prior to the year of termination; and (F) 75,000 shares of fully vested Class A common stock or DSUs, if elected.
Under the New Fairclough Employment Agreement, if Mr. Fairclough’s employment is terminated by us without Cause (as defined in the employment agreement), due to death or Disability (as defined in the employment agreement), by the executive for Good Reason (as defined in the employment agreement), or due to the expiration of the term on the expiration date as a result of the Company’s delivery of a notice of non-renewal of the term, then in addition to receiving his accrued amounts, subject to the execution of a release of claims: (A) Mr. Fairclough will receive severance pay in an aggregate amount equal to the greater of (x) one times his base salary and (y) an amount equal to the total amount of base salary that would otherwise have been payable through the remainder of the term (the “Fairclough Severance Amount”); (B) Mr. Fairclough will receive any bonus that the Company has definitively determined to pay Mr. Fairclough and which was authorized and approved, but had not yet been paid as of the date of termination; (C) Mr. Fairclough will receive continued health, dental, vision and life insurance benefits under the terms of our benefit plans for the Benefits Continuation Period; and following the Benefits Continuation Period, continued participation in the Company’s health, dental, vision and life insurance until the earlier of (i) Mr. Fairclough’s independents reaching the age of 26, (ii) Mr. Fairclough or his spouse becoming eligible for Medicare, or (iii) Mr. Fairclough becoming eligible for comparable coverage under another employer’s benefit plans, subject to Mr. Fairclough’s payment of the full cost of such benefits; (D) continued eligibility to earn shares of Class A common stock under his then current annual equity grant, and to the extent earned, a pro rata portion of such shares shall be deemed vested on the last day of the calendar year to which such award relates (the “Fairclough Equity Acceleration”); (E) accelerated vesting of any earned but unvested shares of Class A common stock under the annual equity grant granted in the year prior to the year of termination; and (F) 75,000 shares of fully vested Class A common stock or DSUs, if elected.
Under Mr. Cavoli’s current employment agreement, if Mr. Cavoli’s employment is terminated by us without Cause (as defined in the employment agreement), due to death or Disability (as defined in the employment agreement), by the executive for Good Reason (as defined in the employment agreement), or due to the expiration of the term on the expiration date as a result of the Company’s delivery of a notice of non-renewal of the term, then in addition to receiving his accrued amounts, subject to the execution of a release of claims: (A) Mr. Cavoli will receive severance pay in an aggregate amount equal to the greater of (x) one times his base salary and (y) an amount equal to the total amount of base salary that would otherwise have been payable through the remainder of the term (the “Cavoli Severance Amount”); (B) Mr. Cavoli will receive any bonus that the Company has definitively determined to pay Mr. Cavoli and which was authorized and approved, but had not yet been paid as of the date of termination; (C) Mr. Cavoli will receive continued health, dental, vision and life insurance benefits under the terms of our benefit plans for the Benefits Continuation Period; and following the Benefits Continuation Period, continued participation in the Company’s health, dental, vision and life insurance until the earlier of (i) Mr. Cavoli’s independents reaching the age of 26, (ii) Mr. Cavoli or his spouse becoming eligible for Medicare, or (iii) Mr. Cavoli becoming eligible for comparable coverage under another employer’s benefit plans, subject to Mr. Cavoli’s payment of the full cost of such benefits; (D) continued eligibility to earn shares of Class A common stock under his then current annual equity grant, and to the extent earned, a pro rata portion of such shares shall be deemed vested on the last day of the calendar year to which such award relates (the “Cavoli Equity Acceleration”); (E) accelerated vesting of any earned but unvested shares of Class A common stock under the annual equity grant granted in the year prior to the year of termination; and (F) 75,000 shares of fully vested Class A common stock or DSUs, if elected.
Ms. Lee and Mr. Galvin are not entitled to any payments or benefits in connection with the termination of each of their employment.
44	2025 Proxy Statement

Executive Compensation
Severance Benefits Upon a Change in Control Termination
If Mr. Cifu is terminated at any time within sixty days before, or 24 months following, a change in control, then Mr. Cifu is entitled to the payments and benefits described above, however (1) in lieu of the Cifu Severance Amount, Mr. Cifu will be entitled to receive two and a half times the sum of (x) his base salary and (y) the annual bonus (including any amounts deferred or satisfied through the grant of equity awards) most recently awarded to Mr. Cifu for a completed fiscal year of the Company; (2) the Benefits Continuation Period will be extended to (x) 24 months or (y) the period from termination of employment through the remainder of the term, whichever is longer; and (3) in lieu of the Cifu Equity Acceleration, Mr. Cifu will be entitled to a pro rata portion of all of the shares underlying his then current annual equity grant, which shall be deemed vested on the last day of the calendar year to which such award relates.
If Mr. Molluso is terminated at any time in anticipation of, or within 12 months following, a change in control, then Mr. Molluso is entitled to the payments and benefits described above, however (1) in lieu of the Molluso Severance Amount, Mr. Molluso will be entitled to receive two and a half times the sum of (x) his base salary and (y) the annual bonus (including any amounts deferred or satisfied through the grant of equity awards) most recently awarded to Mr. Molluso for a completed fiscal year of the Company; (2) the Benefits Continuation Period will be extended to (x) 24 months or (y) the period from termination of employment through the remainder of the term, whichever is longer; and (3) in lieu of the Molluso Equity Acceleration, Mr. Molluso will be entitled to a pro rata portion of all of the shares underlying his then current annual equity grant, which shall be deemed vested on the last day of the calendar year to which such award relates.
If Mr. Fairclough is terminated at any time in anticipation of, or within 12 months following, a change in control, then Mr. Fairclough is entitled to the payments and benefits described above, however (1) in lieu of the Fairclough Severance Amount, Mr. Fairclough will be entitled to receive two and a half times the sum of (x) his base salary and (y) the annual bonus (including any amounts deferred or satisfied through the grant of equity awards) most recently awarded to Mr. Fairclough for a completed fiscal year of the Company; (2) the Benefits Continuation Period will be extended to (x) 24 months or (y) the period from termination of employment through the remainder of the term, whichever is longer; and (3) in lieu of the Fairclough Equity Acceleration, Mr. Fairclough will be entitled to a pro rata portion of all of the shares underlying his then current annual equity grant, which shall be deemed vested on the last day of the calendar year to which such award relates.
If Mr. Cavoli is terminated at any time in anticipation of, or within 12 months following, a change in control, then Mr. Cavoli is entitled to the payments and benefits described above, however (1) in lieu of the Cavoli Severance Amount, Mr. Cavoli will be entitled to receive two and a half times the sum of (x) his base salary and (y) the annual bonus (including any amounts deferred or satisfied through the grant of equity awards) most recently awarded to Mr. Cavoli for a completed fiscal year of the Company; (2) the Benefits Continuation Period will be extended to (x) 24 months or (y) the period from termination of employment through the remainder of the term, whichever is longer; and (3) in lieu of the Cavoli Equity Acceleration, Mr. Cavoli will be entitled to a pro rata portion of all of the shares underlying his then current annual equity grant, which shall be deemed vested on the last day of the calendar year to which such award relates.
Ms. Lee and Mr. Galvin are not entitled to any payments or benefits in connection with the termination of their employment in anticipation of, or within 12 months following, a change in control.
For purposes of the employment agreements with Messrs. Cifu, Molluso, Fairclough, and Cavoli, “change in control” generally means (i) the acquisition by any person of beneficial ownership of 30% or more (on a fully diluted basis) of either (A) the then outstanding shares of common stock of the Company or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of directors, but excluding acquisitions by the Company, Vincent Viola and his permitted transferees and their respective affiliates or any employee benefit plan sponsored by the Company or any of its affiliates, (ii) a change in the composition of the board of directors such that members of the board of directors during any consecutive 12 month period cease to constitute a majority of the board of directors, (iii) the approval by the stockholders of the Company of a plan of complete dissolution or liquidation of the Company, or (iv) the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or sale, transfer or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an affiliate of the Company.
2025 Proxy Statement	45

Executive Compensation
If any payments to Messrs. Cifu, Molluso, Fairclough, Cavoli, and Galvin and Ms. Lee are determined to be so called “golden parachute” payments subject to the excise tax under Section 4999 of the Code, then such payments will be reduced to the extent such reduction would result in the executive retaining a greater net after tax amount than he would have retained had he received the full amount of the payments and paid the applicable excise tax.
Estimated Payments Upon Termination of Employment or Change in Control
Assuming each named executive officer’s termination of employment occurred on December 31, 2024, or a change in control occurred on December 31, 2024, the dollar value of the payments and other benefits to be provided to each of the named executive officers are estimated in the table below.
Name	Death, Disability, Termination Without Cause or for Good Reason ($)	Death, Disability, Termination Without Cause or for Good Reason 60 Days Prior to or 24 Months Following a Change in Control ($)	Non-Renewal by the Company ($)	Non-Renewal by the Company 60 Days Prior to or 24 Months Following a Change in Control ($)	Resignation without Good Reason
Douglas A. Cifu
Severance	4,268,219(1)	14,260,993(2)	4,268,219(1)	14,260,993(2)	—
Restricted Stock	10,704,000(3)	10,704,000(3)	10,704,000(3)	10,704,000(3)	—
Stock Options	—	—	—	—	—
Joseph Molluso
Severance	896,918(4)	6,449,315(5)	896,918(4)	6,449,315(5)	—
Restricted Stock	5,352,000(6)	5,352,000(6)	5,352,000(6)	5,352,000(6)	—
Stock Options	—	—	—	—	—
Brett Fairclough
Severance	1,455,411(7)	6,573,425(8)	1,455,411(7)	6,573,425(8)	—
Restricted Stock	5,352,000(9)	5,352,000(9)	5,352,000(9)	5,352,000(9)	—
Stock Options	—	—	—	—	—
Stephen Cavoli
Severance	780,411(10)	6,048,425(11)	780,411(10)	6,048,425(11)	—
Restricted Stock	5,352,000(12)	5,352,000(12)	5,352,000(12)	5,352,000(12)	—
Stock Options	—	—	—	—	—
Cindy Lee
Severance	—	—	—	—	—
Restricted Stock	—	—	—	—	—
Stock Options	—	—	—	—	—
Sean P. Galvin
Severance	—	—	—	—	—
Restricted Stock	—	—	—	—	—
Stock Options	—	—	—	—	—

(1)
Represents a cash severance payment of an amount equal to the greater of (i) base salary and continued health, dental, vision and life insurance benefits through the remainder of applicable employment term and (ii) 12 months of base salary health, dental, vision and life insurance benefits.

(2)
Represents a cash severance payment of an amount equal to (i) 2.5 times the sum of (a) executive’s base salary and (b) the most recently awarded annual bonus (which was $4,125,000) and (ii) continued health, dental, vision and life insurance benefits for twenty-four months.

(3)
Represents the value of (i) accelerated vesting of a pro rata portion of all of the shares underlying his then-current annual equity grant based on shares earned, which was 150,000, and (ii) a grant of 150,000 shares of Class A common stock.

46	2025 Proxy Statement

Executive Compensation
(4)
Represents a cash severance payment of an amount equal to base salary continuation and continued health, dental, vision and life insurance benefits through the remainder of the employment term (i.e., April 30, 2026).

(5)
Represents a cash severance payment of an amount equal to (i) 2.5 times the sum of (a) executive’s base salary and (b) the most recently awarded annual bonus (which was $1,900,000) and (ii) continued health, dental, vision and life insurance benefits for twenty-four months.

(6)
Represents the value of (i) accelerated vesting of a pro rata portion of all of the shares underlying his special equity award, which is 75,000, and (ii) a grant of 75,000 shares of Class A common stock.

(7)
Represents a cash severance payment of an amount equal to base salary continuation and continued health, dental, vision and life insurance benefits through the remainder of the employment term (i.e., February 26, 2027).

(8)
Represents a cash severance payment of an amount equal to (i) 2.5 times the sum of (a) executive’s base salary and (b) the most recently awarded annual bonus (which was $1,900,000) and (ii) continued health, dental, vision and life insurance benefits through the remainder of the employment term (i.e., February 26, 2027).

(9)
Represents the value of (i) accelerated vesting of a pro rata portion of all of the shares underlying his special equity award, which is 75,000, and (ii) a grant of 75,000 shares of Class A common stock.

(10)
Represents a cash severance payment of an amount equal to base salary continuation and continued health, dental, vision and life insurance benefits through the remainder of the employment term (i.e., February 26, 2026).

(11)
Represents a cash severance payment of an amount equal to (i) 2.5 times the sum of (a) executive’s base salary and (b) the most recently awarded annual bonus (which was $1,750,000) and (ii) continued health, dental, vision and life insurance benefits through the remainder of the employment term (i.e., February 26, 2026).

(12)
Represents the value of (i) accelerated vesting of a pro rata portion of all of the shares underlying his special equity award, which is 75,000, and (ii) a grant of 75,000 shares of Class A common stock.

2025 Proxy Statement	47

CEO Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Act, we are providing the following information about the relationship of the annual total compensation of our Chief Executive Officer, Mr. Douglas A. Cifu, and the annual total compensation of our median employee. For the year ended December 31, 2024:
•
The median of the annual total compensation of all employees of our Company (other than our Chief Executive Officer) was approximately $287,500;

•
The annual total compensation of our Chief Executive Officer was $9,863,432 (as disclosed in the Summary Compensation Table herein); and

•
Based on this information, the ratio of the annual total compensation of our Chief Executive Officer to the median employee was 34 to 1.

To determine the median of the annual total compensation of all employees of the Company (other than our Chief Executive Officer), we identified our total employee population as of December 31, 2024, which consisted of approximately 965 individuals, all of which were fulltime employees.
We determined the median based on each employee’s annual base pay as of December 31, 2024, plus the variable incentive compensation award they received in 2025 for the 2024 performance year. Variable incentive compensation consisted of cash bonuses and/or the fair value of stock awards granted under the 2015 Plan at the grant date. The annual total compensation of the median employee presented above is a reasonable estimate calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Hedging Policy
The Company’s Securities Trading Policy discourages speculative hedging transactions, but permits directors, officers and employees of the Company to enter into long-term (six-month or longer) hedging transactions relating to shares of common stock or stock options of the Company, subject to pre-clearance pursuant to the Securities Trading Policy.
Clawback Policy
The SEC adopted final rules in October 2022 to implement Section 954 of the Dodd-Frank Act, which mandates national securities exchanges and associations to establish listing standards requiring all listed companies to adopt and comply with compensation recovery (clawback) policies for incentive-based compensation received by current and former executive officers based on financial statements that are subsequently restated, and to disclose their clawback policies in accordance with SEC rules. On February 22, 2023, Nasdaq proposed its clawback listing standards that generally align with the SEC’s adopted clawback rules and require listed companies to file clawback-related disclosure in applicable SEC filings. In light of Nasdaq’s adoption of its clawback listing standards, we adopted a new clawback policy, filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, that complies with the new SEC and Nasdaq listing standards, and provides that the Company shall recover certain incentive-based compensation of our current and former executive officers in the event the Company is required to prepare a qualifying accounting restatement.
48	2025 Proxy Statement

Compensation of Directors
The compensation payable to our non-employee directors consisted of the following during the year ended December 31, 2024:
•
an award of restricted stock units valued at $150,000 at the time of grant upon reelection at each subsequent annual meeting of stockholders. The restricted stock units vest on the one-year anniversary of the date of grant;

•
an annual cash retainer of $100,000, with no additional fees paid for board of director and committee meetings attended;

•
an annual cash retainer of $150,000 for the non-executive chairman of the board of directors, $40,000 for the chair of the Audit Committee, $30,000 for the chair of the Compensation Committee, $30,000 for the chair of the Nominating and Corporate Governance Committee and $30,000 for the chair of the Risk Committee; and

•
an annual cash retainer of $20,000 for members of the Audit Committee, $15,000 for members of the Compensation Committee, $15,000 for members of the Nominating and Corporate Governance Committee, and $15,000 for members of the Risk Committee.

After four years of service, non-employee directors must maintain a minimum stock ownership equal to $225,000.
The following table sets forth compensation earned by our directors during the year ended December 31, 2024.
Name	Fees Earned or Paid in Cash ($)(1)	Equity Award(s)(2)(3)	All Other Compensation ($)	Total ($)
Douglas A. Cifu	—	—		—
William F. Cruger, Jr	155,000	150,000	—	305,000
Virginia Gambale	130,000	150,000	—	280,000
Joseph J. Grano, Jr.	135,000	150,000	—	285,000
Joanne M. Minieri	135,000	150,000	—	285,000
John D. Nixon	185,000	150,000	—	335,000
Christopher C. Quick	145,000	150,000	—	295,000
David Urban	130,000	150,000	—	280,000
Michael T. Viola	295,000	150,000	—	445,000
Vincent Viola(4)	—	—	—	—

(1)
The amounts reported in this column represent the fees allocable to fiscal year 2024.

(2)
The amounts reported in this column represents the grant date fair value calculated in accordance with FASB ASC Topic 718 with respect to the grant of restricted stock units. Assumptions used in calculating these amounts are described in Note 18 of the Company’s audited financial statements for the fiscal year ended December 31, 2024, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

(3)
As of December 31, 2024, Mmes. Gambale and Minieri, and Messrs. Cruger, Grano, Nixon, Quick, Urban, and Michael Viola each held 6,681 unvested restricted stock units of the Company. In addition, as of December 31, 2024, Vincent Viola held 693,750 stock options of the Company, all of which were vested and exercisable. For outstanding equity awards held by Mr. Cifu, please see “Outstanding Equity Awards at End of Fiscal Year 2024” above.

(4)
Mr. Vincent Viola does not receive any compensation for serving on the board of directors.

2025 Proxy Statement	49

Proposal 4: Ratification of
Appointment of Independent
Registered Public Accounting Firm
Our Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Stockholder ratification of the appointment of PricewaterhouseCoopers LLP is not required by law. If the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee will reconsider the appointment. Even if the stockholders ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of Virtu and its stockholders.
Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares represented at the Annual Meeting in person or by proxy is required to approve the ratification of the appointment of PricewaterhouseCoopers LLP. Abstentions have the same effect as a vote “against” the proposal, and broker non-votes are not expected as the proposal is a “routine” proposal.
The board of directors recommends that you vote FOR the ratification of PricewaterhouseCoopers LLP as our independent auditor for the fiscal year ending December 31, 2025.
50	2025 Proxy Statement

Information Regarding Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP has served as the Company’s independent registered public accounting firm since 2018.
The Audit Committee has the discretion to appoint a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of the Company and our stockholders.
Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Pre-Approval Policy

The policy of our Audit Committee is to review in advance and preapprove all audit or non-audit services to be provided by the Company’s independent or other registered public accounting firm and to approve all related fees and other terms of engagement.
All of the audit related, tax and all other services provided by PricewaterhouseCoopers LLP to us during the past two fiscal years were approved by our Audit Committee, and none of such services were approved pursuant to the exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X. All non-audit services provided during this period were reviewed with the Audit Committee, which in each case concluded that the provision of such services by PricewaterhouseCoopers LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.
Independent Registered Public Accounting Firm Fees

The following table presents aggregate fees billed to us for services rendered by our current independent registered public accounting firm, PricewaterhouseCoopers LLP, for the fiscal years ended December 31, 2024, and December 31, 2023.
	2024	2023
Audit fees	$7,238,500	$6,928,526
Audit-related fees	$120,403	$151,403
Tax fees	$2,232,182	$2,119,541
All other fees	$—	$—
Total	$9,591,085	$9,199,470
Audit Fees

This category includes the aggregate fees during 2024 and 2023 for audit services provided by our independent registered public accounting firm for the fiscal years ending December 31, 2024 and December 31, 2023, including for the audits of our annual consolidated financial statements, and reviews of each of the quarterly financial statements included in our Quarterly Reports on Form 10-Q, as well as audits of the consolidated financial statements of various of our regulated and foreign operating subsidiaries.
Audit-Related Fees

This category includes the aggregate fees during 2024 and 2023 for services related to the performance of the audits and reviews described in the preceding paragraph that are not included in the Audit Fees category.
2025 Proxy Statement	51

Information Regarding Independent Registered Public Accounting Firm
This category also includes fees associated with (i) accounting consultations and due diligence related to certain transactions, (ii) services rendered in connection with our registration statements and securities offerings, (iii) reports on controls of a service organization, (iv) reports on internal controls with respect to client assets, and (v) subscriptions to technical accounting resources.
Tax Fees

This category includes the aggregate fees during 2024 and 2023 for professional tax services provided by the independent registered public accounting firm or its affiliates, including for tax compliance and tax advice.
All Other Fees

There were no other fees during 2024 and 2023.
52	2025 Proxy Statement

Audit Committee Report
The following is the report of the Audit Committee of Virtu Financial, Inc. (the “Company”) with respect to our audited financial statements for the year ended December 31, 2024. The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the Securities and Exchange Commission (“SEC”), and such information shall not be incorporated by reference into any future filing under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such information by reference in such filing.
The Audit Committee hereby reports as follows:
1. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls. The Audit Committee, in its oversight role, has reviewed and discussed the audited financial statements with the Company’s management.
2. The Audit Committee has discussed with the Company’s independent registered public accounting firm the overall scope of, and plans for, their audit. The Audit Committee has met with the independent registered public accounting firm to discuss the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.
3.The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence. The Audit Committee has concluded that PricewaterhouseCoopers LLP’s provision of audit and non-audit services to the Company and its affiliates is compatible with PricewaterhouseCoopers LLP’s independence.
4. The Audit Committee has an established charter outlining the practices it follows. The charter is available on the Company’s website at: http://ir.virtu.com/corporate-governance.com.
5. Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Company’s board of directors, and the board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC.
AUDIT COMMITTEE
William F. Cruger, Jr.
Joseph J. Grano, Jr.
Joanne M. Minieri
John D. Nixon.
2025 Proxy Statement	53

Proposal 5: Approval of the Virtu Financial, Inc. Second Amended and Restated 2015 Management Incentive Plan
We are seeking the approval by our stockholders of an amendment (the “Amendment”) to the Amended and Restated 2015 Management Incentive Plan (the “Amended Plan”), and when referred to herein as proposed to be amended and restated, the Second Amended Plan.
Prior to our Annual Meeting, our board of directors adopted, subject to shareholder approval, the Second Amended Plan. A copy of the Second Amended Plan is attached to this proxy statement as Appendix A. The changes included in the Second Amended Plan would:
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Increase in Aggregate Share Limit. Increases the number of shares of the Company’s Class A common stock available for future issuance under the Second Amended Plan by 7,500,000 shares to a total of 33,500,000 shares.

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Extension of Expiration Date. Extends the expiration date from June 30, 2027 to June 2, 2035.

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Removal of Certain Section 162(m) related Provisions. Removes certain provisions related to Section 162(m) of the Code that are no longer applicable.

We expect the 7,500,000 additional shares to be sufficient funding under the Second Amended Plan for approximately three years, based upon the closing stock price of $37.03 on April 11, 2025. Our Board believes that equity compensation plays an important role in our compensation program, for retention purposes and to attract new employees by aligning the interests of the participants in our compensation programs with those of our stockholders, and therefore, it is essential for our Company to have a sufficient number of reserved shares available for issuance under our equity compensation plans, and without the additional shares, our Company would not be in a position to do so. These additional shares are necessary from a strategic and operational perspective in order to attract and retain the talent necessary for our business to be successful.
Our Board believes that the proposed increase will provide a sufficient number of available shares of our Class A common stock for future granting needs to help our Company achieve the purposes of the Second Amended Plan. Our Board reviewed our historical and prospective usage of equity to determine the number of shares we will most likely require for future compensation purposes for the next three years, subject to market conditions and Company performance. This review took into account shares remaining in the Amended Plan, potential shares that may become issuable in the future based on performance, including year-to-date accruals under our current programs, and the effect of new hires as our Company continues to grow. Our Board also considered our prospective equity usage relative to our peers.
If the stockholders do not approve this Proposal 5, the Amendment will not become effective, the proposed additional shares will not become available for issuance under the Amended Plan, and the Amended Plan will continue as in effect prior to the Amendment, subject to previously authorized share limits.
Summary of Sound Governance Features of the Second Amended Plan

The Board and the Compensation Committee believe the Second Amended Plan, as amended by the Amendment, contains several features that are consistent with the interests of our stockholders and sound corporate governance practices, including the following:
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No “evergreen” provision. The number of shares of our Class A common stock available for issuance under the Second Amended Plan is fixed and does not adjust based upon the number of shares outstanding.

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Proposal 5: Approval of the Virtu Financial, Inc. Second Amended and Restated 2015
Management Incentive Plan
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Will not be excessively dilutive to our stockholders. Subject to adjustment, the maximum number of shares of our Class A common stock authorized and reserved for issuance under the Second Amended Plan will increase from 26,000,000 to 33,500,000.

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No liberal change in control definition. The change in control definition in the Second Amended Plan is not a “liberal” definition and, for example, would not be achieved merely upon stockholder approval of a transaction. A change in control (or the approval of a plan of complete dissolution or liquidation) must actually occur in order for the change in control provisions in the Second Amended Plan to be triggered.

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No repricing without stockholder approval. The Second Amended Plan prohibits the repricing of outstanding stock options or SARs (as defined below) without stockholder approval.

A copy of the Second Amended Plan is attached as Annex A to this Proxy Statement. Except for the change outlined above, there are no other changes to the terms and provisions of the Amended Plan. The Second Amended Plan was approved by our Board on April 22, 2025 and its adoption as the Second Amended Plan is subject to the approval of our stockholders at the Annual Meeting.
Summary of the Second Amended Plan Features

The following is a summary of the material terms and conditions of the Second Amended Plan assuming that it is approved by stockholders at the Annual Meeting. Except for the foregoing, there are no other changes to the terms and provisions of the Amended Plan. This summary is qualified in its entirety by reference to the Second Amended Plan attached as Annex A to this proxy statement. You are encouraged to read the Second Amended Plan in its entirety.
Administration. The Compensation Committee (or subcommittee thereof) will administer the Second Amended Plan. The Compensation Committee will have the authority to determine the terms and conditions of any agreements evidencing any awards granted under the Second Amended Plan and to adopt, alter and repeal rules, guidelines and practices relating to the Second Amended Plan. The Compensation Committee will have full discretion to administer and interpret the Second Amended Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.
Eligibility. Any current or prospective employees, directors, officers, consultants or advisors of our Company or its affiliates will be eligible for awards under the Second Amended Plan, subject to the Compensation Committee’s authority and administration over the Second Amended Plan and grants made thereunder. As of February 14, 2025, we had approximately 969 employees and officers eligible to participate in the Amended Plan, as well as 9 non-employee directors.
Number of Shares Authorized. The Second Amended Plan provides for an aggregate of 33,500,000 shares of our Class A common stock. No more than 33,500,000 shares of our Class A common stock may be issued with respect to incentive stock options under the Second Amended Plan. The maximum amount (based on the grant-date fair market value) of awards that may be granted under the Second Amended Plan in any single fiscal year to any non-employee director is $300,000. This limitation on awards to non-employee directors does not apply in respect of restricted stock units issued to a non-employee director in lieu of payment of cash director compensation or board or committee fees, nor in respect of any one-time initial equity grant upon a non-employee director’s appointment to our board of directors. Shares of our Class A common stock will be deemed to have been used in settlement of awards whether or not they are actually delivered or the fair market value equivalent of such shares is paid in cash; provided that if any shares are surrendered or tendered to pay the exercise price of an award or to satisfy withholding taxes owed, such shares will again be available for grant under the Second Amended Plan; and provided further that in no event shall such shares increase the number of shares of our Class A common stock that may be delivered pursuant to incentive stock options granted under the Second Amended Plan. If any award granted or portion thereof under the Second Amended Plan expires, terminates, is canceled or forfeited without being settled or exercised, or if a stock appreciation right is settled in cash or otherwise without the participant having received any benefit from the award, the shares covered by such award or portion shall again become available for future grant.
Change in Capitalization. If there is a change in our Company’s corporate capitalization in the event of a stock or extraordinary cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation,
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Proposal 5: Approval of the Virtu Financial, Inc. Second Amended and Restated 2015
Management Incentive Plan
split-up, split-off, spin-off, combination, repurchase or exchange of shares of our Class A common stock or Class B common stock or other relevant change in capitalization or applicable law or circumstances, such that the Compensation Committee determines that an adjustment to the terms of the Second Amended Plan (or awards thereunder) is necessary or appropriate, then the Compensation Committee may make adjustments in a manner that it deems equitable. Such adjustments may be to the number of shares reserved for issuance under the Second Amended Plan, the number of shares covered by awards then outstanding under the Second Amended Plan, the limitations on awards under the Second Amended Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.
Awards Available for Grant. The Compensation Committee may grant awards of non-qualified stock options, incentive (qualified) stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock units, other stock-based awards, performance compensation awards (including cash bonus awards), other cash-based awards or any combination of the foregoing. Awards may be granted under the Second Amended Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by our Company or with which our Company combines (which are referred to herein as “Substitute Awards”).
Stock Options. The Compensation Committee will be authorized to grant options to purchase shares of our Class A common stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. All options granted under the Second Amended Plan shall be non-qualified unless the applicable award agreement expressly states that the option is intended to be an “incentive stock option.” Options granted under the Second Amended Plan will be subject to the terms and conditions established by the Compensation Committee. Under the terms of the Second Amended Plan, the exercise price of the options will not be less than the fair market value of our Class A common stock at the time of grant (except with respect to Substitute Awards). Options granted under the Second Amended Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an option granted under the Second Amended Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to a 10% shareholder), provided that, if the term of a non-qualified option would expire at a time when trading in the shares of our Class A common stock is prohibited by our Company’s insider trading policy, the option’s term shall be automatically extended until the 30th day following the expiration of such prohibition (as long as such extension shall not violate Section 409A of the Code). Payment in respect of the exercise of an option may be made in cash, by check, by cash equivalent and/or shares of our Class A common stock valued at the fair market value at the time the option is exercised (provided that such shares are not subject to any pledge or other security interest), or by such other method as the Compensation Committee may permit in its sole discretion, including: (i) in other property having a fair market value equal to the exercise price and all applicable required withholding taxes, (ii) if there is a public market for the shares of our Class A common stock at such time, by means of a broker-assisted cashless exercise mechanism or (iii) by means of a “net exercise” procedure effected by withholding the minimum number of shares otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes. Any fractional shares of Class A common stock will be settled in cash.
Stock Appreciation Rights. The Compensation Committee will be authorized to award SARs under the Second Amended Plan. SARs will be subject to the terms and conditions established by the Compensation Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the Second Amended Plan may include SARs and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs, including with respect to vesting and expiration. Except as otherwise provided by the Compensation Committee (in the case of Substitute Awards or SARs granted in tandem with previously granted options), the strike price per share of our Class A common stock for each SAR shall not be less than 100% of the fair market value of such share, determined as of the date of grant. The remaining terms of the SARs shall be established by the Compensation Committee and reflected in the award agreement.
Restricted Stock. The Compensation Committee will be authorized to grant restricted stock under the Second Amended Plan, which will be subject to the terms and conditions established by the Compensation Committee. Restricted stock is Class A common stock that generally is non-transferable and is subject to other restrictions determined by the Compensation Committee for a specified period. Any accumulated dividends will be payable at the same time as the underlying restricted stock vests.
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Proposal 5: Approval of the Virtu Financial, Inc. Second Amended and Restated 2015
Management Incentive Plan
Restricted Stock Unit Awards. The Compensation Committee will be authorized to award restricted stock unit awards, which will be subject to the terms and conditions established by the Compensation Committee. A restricted stock unit award, once vested, may be settled in common shares equal to the number of units earned, or in cash equal to the fair market value of the number of vested shares, at the election of the Compensation Committee. Restricted stock units may be settled at the expiration of the period over which the units are to be earned or at a later date selected by the Compensation Committee. To the extent provided in an award agreement, the holder of outstanding restricted stock units shall be entitled to be credited with dividend equivalent payments upon the payment by our Company of dividends on shares of our Class A common stock, either in cash or (at the sole discretion of the Compensation Committee) in shares of our Class A common stock having a fair market value equal to the amount of such dividends, and interest may, at the sole discretion of the Compensation Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Compensation Committee, which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying restricted stock units are settled.
Other Stock-Based Awards. The Compensation Committee will be authorized to grant awards of unrestricted shares of our Class A common stock, rights to receive grants of awards at a future date, or other awards denominated in shares of our Class A common stock under such terms and conditions as the Compensation Committee may determine and as set forth in the applicable award agreement.
Performance Compensation Awards. The Compensation Committee may grant any award under the Second Amended Plan in the form of a “Performance Compensation Award” (including cash bonuses) by conditioning the number of shares earned or vested, or any payout, under the award on the satisfaction of certain “Performance Goals.” The Compensation Committee may establish these Performance Goals with reference to one or more of the following:
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net earnings or net income (before or after taxes);

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adjusted net trading income (daily or annual);

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basic or diluted earnings per share (before or after taxes);

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net revenue or net revenue growth;

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gross revenue or gross revenue growth, gross profit or gross profit growth;

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net operating profit (before or after taxes);

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return measures (including, but not limited to, return on investment, assets, capital, gross revenue or gross revenue growth, invested capital, equity or sales);

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cash flow measures (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital), which may but are not required to be measured on a per-share basis;

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earnings before or after taxes, interest, depreciation, and amortization (including EBIT and EBITDA);

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gross or net operating margins;

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productivity ratios;

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share price (including, but not limited to, growth measures and total shareholder return);

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expense targets or cost reduction goals, general and administrative expense savings;

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operating efficiency;

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objective measures of customer satisfaction;

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working capital targets;

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measures of economic value added or other “value creation” metrics;

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enterprise value;

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stockholder return;

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client retention;

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Proposal 5: Approval of the Virtu Financial, Inc. Second Amended and Restated 2015
Management Incentive Plan
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competitive market metrics;

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employee retention;

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objective measures of personal targets, goals or completion of projects (including, but not limited to, succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets);

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system-wide revenues;

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cost of capital, debt leverage year-end cash position or book value;

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strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or

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any combination of the foregoing.

Any of the above Performance Goal elements can be stated as a percentage of another Performance Goal or used on an absolute, relative or adjusted basis to measure the performance of our Company and/or its affiliates or any divisions, operation or business units, product lines, asset classes, brands, administrative departments or combination thereof, as the Compensation Committee deems appropriate. Performance Goals may be compared to the performance of a group of comparator companies or a published or special index that the Compensation Committee deems appropriate or, stock market indices. The Compensation Committee may provide for accelerated vesting of any award based on the achievement of Performance Goals. The Compensation Committee may also specify adjustments or modifications to be made to the calculation of a Performance Goal for such performance period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items and/or in management’s discussion and analysis of financial condition and results of operations appearing in our Company’s annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific, unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; and (x) a change in our Company’s fiscal year.
Unless otherwise provided in the applicable award agreement, a participant shall be eligible to receive payment in respect of a performance compensation award only to the extent that (i) the Performance Goals for such period are achieved; and (ii) all or some of the portion of such participant’s performance compensation award has been earned for the performance period based on the application of the “Performance Formula” (as defined in the Second Amended Plan) to such Performance Goals.
Effect of a Change in Control. Unless otherwise provided in an award agreement, or any applicable employment, consulting, change in control, severance or other agreement between a participant and our Company, in the event of a change of control, if a participant’s employment or service is terminated by our Company other than for cause (and other than due to death or disability) within the 12-month period following a change in control, then the Compensation Committee may provide that (i) all then-outstanding options and SARs will become immediately exercisable as of such participant’s date of termination with respect to all of the shares subject to such option or SAR; and/or (ii) the restricted period shall expire as of such participant’s date of termination with respect to all of the then-outstanding shares of restricted stock or restricted stock units (including, without limitation, a waiver of any applicable Performance Goals); provided that any award whose vesting or exercisability is otherwise subject to the achievement of performance conditions, the portion of such award that shall become fully vested and immediately exercisable shall be based on the assumed achievement of target performance as determined by the Compensation Committee and prorated for the number of days elapsed from the grant date of such award through the date of termination. In addition, the Compensation Committee may in its discretion and upon at least 10 days’ notice to the affected persons, cancel any outstanding award and pay the holders, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, the value of such awards based upon the price per share of the Company’s common stock received or to be received by other shareholders of the Company in the event. Notwithstanding the above, the Compensation Committee shall exercise such discretion over any award subject to Section 409A of the Code at the time such award is granted.
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Proposal 5: Approval of the Virtu Financial, Inc. Second Amended and Restated 2015
Management Incentive Plan
Nontransferability. Each award may be exercised during the participant’s lifetime by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative. No award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution unless the Compensation Committee permits the award to be transferred to a permitted transferee (as defined in the Second Amended Plan).
Amendment. The Second Amended Plan will have a term of 10 years from the date of approval by the stockholders at this year’s annual meeting. The board of directors may amend, suspend or terminate the Second Amended Plan at any time, subject to stockholder approval if necessary to comply with any tax, Nasdaq or other applicable regulatory requirement. No amendment, suspension or termination will materially and adversely affect the rights of any participant or recipient of any award without the consent of the participant or recipient. The Compensation Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted or the associated award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any option theretofore granted will not to that extent be effective without the consent of the affected participant, holder or beneficiary; and provided further that, without stockholder approval, (i) no amendment or modification may reduce the option price of any option or the strike price of any SAR, (ii) the Compensation Committee may not cancel any outstanding option and replace it with a new option (with a lower exercise price) or cancel any SAR and replace it with a new SAR (with a lower strike price) or other award or cash in a manner that would be treated as a repricing (for compensation disclosure or accounting purposes), and (iii) the Compensation Committee may not take any other action considered a repricing for purposes of the shareholder approval rules of the applicable securities exchange on which our common shares are listed. However, stockholder approval is not required with respect to clauses (i), (ii), and (iii) above with respect to certain adjustments on changes in capitalization. In addition, none of the requirements described in the preceding clauses (i), (ii), and (iii) can be amended without the approval of our stockholders.
U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the Second Amended Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.
Stock Options. The Code requires that, for treatment of an option as an incentive stock option, shares of our common stock acquired through the exercise of an incentive stock option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal
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Proposal 5: Approval of the Virtu Financial, Inc. Second Amended and Restated 2015
Management Incentive Plan
income tax purposes. No income will be realized by a participant upon grant of an option that does not qualify as an incentive stock option (a “non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections. In the event of a sale of shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.
SARs. No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
Restricted Stock. A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to the Company. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended). The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
Restricted Stock Units. A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award.
The Company will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
Section 162(m). The Tax Cuts and Jobs Act of 2017 (“Tax Act”) generally eliminated the ability to deduct compensation qualifying for the “performance-based compensation” exception under Code Section 162(m) for tax years commencing after December 31, 2017. Code Section 162(m) imposes a $1 million limit on the amount that a public company may deduct for compensation paid to “covered employees” (as determined under Code Section 162(m)). For 2017 and prior taxable years, an exception to this deduction limit applied to “performance-based compensation,” such as stock options and other equity awards that satisfied certain criteria. Under the Tax Act, the performance-based pay exception to Code Section 162(m) was eliminated, but a transition rule may allow the exception to continue to apply to certain performance-based compensation payable under written binding contracts that were in effect on November 2, 2017. The Amendment is not intended to affect the ability of awards previously granted under the Amended Plan to qualify for grandfathered status under the Code Section 162(m) transition rules if they otherwise would. However, no assurance can be given that such awards will, in fact, be exempt.
New Plan Benefits

The Company has not approved any awards that are conditioned upon stockholder approval of the Second Amended Plan. Other than with respect to annual restricted stock unit awards to our non-employee directors, awards under the Second Amended Plan will be determined by our board of directors (or committee thereof) in its
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Proposal 5: Approval of the Virtu Financial, Inc. Second Amended and Restated 2015
Management Incentive Plan
discretion. It is, therefore, not possible to predict the awards that will be made to particular officers in the future under the Second Amended Plan. For information regarding grants made in 2024 to our named executive officers under the Second Amended Plan, see the Summary Compensation Table above.
Non-Employee Directors. The Second Amended Plan authorizes the grant of equity-based awards to non-employee directors pursuant to our director compensation program as in effect from time to time, as described under the heading “Compensation of Directors”. Historically, our non-employee directors have received annual equity grants under the Amended Plan in accordance with our director compensation program. The table below sets forth the aggregate grant date fair value of annual equity-based awards that all non-employee directors as a group are expected to receive in fiscal 2024 pursuant to our director compensation program as currently in effect.
Name and Position	Dollar Value	Number of Units
All current non-executive officer directors as a group(1)	$150,000	—

(1)
The number of RSUs granted to non-executive director nominees on the 2025 Annual Meeting date cannot be determined at this time since the grant value will be converted to a number of RSUs using our closing stock price on the 2025 Annual Meeting Date.

In accordance with SEC rules, the table below indicates the aggregate number of stock options granted under the Amended Plan since its adoption to each named executive officer, all current executive officers as a group, all current directors (other than executive officers) as a group, and all current employees (other than executive officers) as a group. No stock options have been granted since 2015. As of April 11, 2025, there were no shares of our Class A common stock subject to stock options under the Amended Plan. As of April 11, 2025, the closing price of our common stock was $37.03 per share.
Name	Title	Stock Options
Named Executive Officers
Douglas A. Cifu	Chief Executive Officer	400,000
Joseph Molluso	Co-President and Co-Chief Operating Officer	45,000
Brett Fairclough	Co-President and Co-Chief Operating Officer	100,000
Stephen Cavoli	Executive Vice President, Markets	—
Cindy Lee	Executive Vice President and Chief Financial Officer	60,000
Sean P. Galvin	Former Executive Vice President and Chief Financial Officer	—
All executive officers as a group (5 persons)		605,000
All directors (other than executive officers) as a group (9 persons)		2,835,000
All employees (other than executive officers) as a group (140 persons)		5,848,000
	(a)	(b)	(c)
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category
Equity compensation plans approved by security holders	0	n/a	198,784
Equity compensation plans not approved by security holders	n/a	n/a	n/a
Total	0	n/a	198,784
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Proposal 5: Approval of the Virtu Financial, Inc. Second Amended and Restated 2015
Management Incentive Plan
Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares represented at the Annual Meeting in person or by proxy is required to approve the Second Amended Plan. Broker non-voters have no effect on the proposal, and abstentions have the same effect as a vote “against” the proposal.

Our board of directors recommends that you vote “FOR” the amendment to the Virtu Financial, Inc. Second Amended and Restated 2015 Management Incentive Plan to increase the number of shares authorized for issuance thereunder.

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Stock Ownership of Certain Beneficial Owners and Management
The tables below set forth information with respect to the beneficial ownership of our Class A common stock and Class B common stock by:
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Each of our directors and executive officers;

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Each person who is known to be the beneficial owner of more than 5% of the outstanding shares of our Class A common stock and Class B common stock; and

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All of our directors and executive officers as a group.

We have four classes of authorized common stock. The Class A common stock and the Class C common stock have one vote per share. The Class B common stock and the Class D common stock have 10 votes per share. Shares of our common stock generally vote together as a single class on all matters submitted to a vote of our stockholders.
Prior to our initial public offering, our business was conducted through Virtu Financial and its subsidiaries. In a series of transactions that occurred in connection with our initial public offering, (i) we became the sole managing member of Virtu Financial and acquired non-voting common interest units of Virtu Financial Units, (ii) certain direct or indirect equity holders of Virtu Financial acquired shares of our Class A common stock and (iii) certain direct or indirect equity holders of Virtu Financial had their interests reclassified into Virtu Financial Units and acquired shares of our Class C common stock or, in the case of the Founder Member only, shares of our Class D common stock (collectively, the “Virtu Members”). Subject to certain restrictions, each Virtu Member, other than the Founder Member, has the right at any time to exchange any vested Virtu Financial Units (together with a corresponding number of shares of Class C common stock) for shares of Class A common stock on a one for one basis. Subject to certain restrictions, the Founder Member has the right at any time to exchange any Virtu Financial Units (together with a corresponding number of shares of Class D common stock) for shares of Class B common stock on a one for one basis. Shares of Class B common stock may be converted into shares of Class A common stock on a one for one basis.
The numbers of shares of Class A common stock beneficially owned and percentages of beneficial ownership set forth in the table below assume that (i) all Virtu Financial Units (together with the corresponding shares of Class C common stock) that have vested or will vest within 60 days have been exchanged for shares of Class A common stock, (ii) all Virtu Financial Units (together with the corresponding shares of Class D common stock) have been exchanged for shares of Class B common stock and (iii) all shares of Class B common stock have been converted into shares of Class A common stock. Subject to the assumptions in the preceding sentence, the amounts and percentages of Class A common stock and Class B common stock beneficially owned are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.
Except as set forth in the footnotes below, the percentages included in the following table are based on 86,142,860 shares of Class A common stock outstanding, 8,194,847 Virtu Financial Units and related shares of Class C common stock and 60,091,740 Virtu Financial Units and related shares of Class D common stock outstanding as of April 11, 2025.
2025 Proxy Statement	63

Stock Ownership of Certain Beneficial Owners and Management
Unless otherwise indicated, the address for each beneficial owner listed below is: c/o Virtu Financial, Inc., 1633 Broadway, New York, New York 10019.
	Class A Common Stock (on a fully exchanged and converted basis)		Class B Common Stock (on a fully exchanged and converted basis)(1)		Combined Voting Power(2)
	Number	Percentage	Number	Percentage	Percentage
	As of April 11, 2025 (unless otherwise stated in the footnotes below)
Name of Beneficial Owner
5% Equity holders
TJMT Holdings LLC(3)	67,597,894	43.1%	60,091,740	100.0%	87.1%
Virtu Employee Holdco LLC(4)	3,481,296	2.2%	—	—	*
BlackRock, Inc.(5)	11,037,299	7.0%	—	—	*
The Vanguard Group(6)	9,523,078	6.1%	—	—	1.4%
FMR LLC(7)	6,235,568	4.0%
Directors and Executive Officers
Michael T. Viola(3)	67,597,894	43.1%	60,091,740	100.0%	87.1%
Vincent Viola(3)	67,597,894	43.1%	60,091,740	100.0%	87.1%
Douglas A. Cifu(8)	5,278,800	3.4%	—	—	*
Stephen Cavoli	157,703	*	—	—	*
Brett Fairclough(9)	101,679	*	—	—	*
Cindy Lee(9)	18,137	*	—	—	*
Joseph Molluso(10)	528,143	*	—	—	*
William F. Cruger, Jr.(9)	64,091	*	—	—	*
Virginia Gambale	24,122	*	—	—	*
Joseph J. Grano, Jr.	32,141	*	—	—	*
Joanne M. Minieri	31,312	*	—	—	*
John D. Nixon	40,888	*	—	—	*
Christopher C. Quick	51,123	*	—	—	*
David J. Urban	34,966	*	—	—	*
All directors and executive officers as a group (15 persons)	74,007,358	47.2%	60,091,740	100.0%	88.0%

*
Less than 1%

(1)
Represents (i) 60,091,740 shares of Class A common stock issuable to the Founder Member at any time upon (a) the exchange of the 60,091,740 Virtu Financial Units and an equal number of shares of Class D common stock held by the Founder Member for shares of Class B common stock; and (b) the conversion of such shares of Class B common stock into shares of Class A common stock.

(2)
Percentage of combined voting power represents voting power with respect to all shares of our Class A common stock, Class B common stock, Class C common stock and Class D common stock, voting together as a single class. Each holder of Class B common stock and Class D common stock is entitled to 10 votes per share and each holder of Class A common stock and Class C common stock is entitled to one vote per share on all matters submitted to our stockholders for a vote. Our Class C common stock and Class D common stock do not have any of the economic rights (including rights to dividends and distributions upon liquidation) associated with our Class A common stock and Class B common stock.

(3)
The Founder Member is owned by trusts for the benefit of family members of Vincent Viola and Teresa Viola, Vincent Viola’s wife. Teresa Viola and Michael T. Viola, Vincent Viola’s son and one of our directors, share dispositive control and voting control over the shares held by the Founder Member. As a result of these relationships, Teresa Viola, Michael T. Viola and Vincent Viola may be deemed to beneficially own (i) 60,091,740 shares of Class A common stock issuable to the Founder Member upon the exchange of Virtu Financial Units and an equal number of shares of Class D common stock held by the Founder Member, (ii) 216,680 shares of Class A common stock issuable to the Founder Member upon the exchange of Virtu Financial Units and an equal number of shares of Class C common stock held by the Founder Member, (iii) 3,000,000 shares of Class A common stock held directly by the Founder, (iv) 3,481,296 shares of Class A common stock issuable to Virtu Employee Holdco upon the exchange of Virtu Financial Units and an equal number of shares of Class C common stock held by Virtu Employee Holdco, (v) 114,428 shares of Class A common stock held directly by Michael T. Viola, and (vi) 693,750 shares of Class A common stock issued to Mr. Vincent Viola upon the exercise of stock options on April 11, 2025.

(4)
Mr. Viola is the manager of Virtu Employee Holdco, a vehicle that holds Virtu Financial Units on behalf of certain directors and key employees, and exercises dispositive control and voting control over the 3,481,296 shares of Class A common stock issuable upon the

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Stock Ownership of Certain Beneficial Owners and Management
exchange of Virtu Financial Units and corresponding shares of Class C common stock held by Virtu Employee Holdco (including both vested and unvested Virtu Financial Units and corresponding shares of Class C common stock), which represents 2.2% of the shares of Class A common stock on a fully exchanged and converted basis as of April 11, 2025. Mr. Viola disclaims beneficial ownership in such shares except to the extent of his pecuniary interest therein.
(5)
Based upon statements in the Schedule 13G filed by BlackRock, Inc. (“BlackRock”) on July 8, 2024. BlackRock has sole voting and dispositive power over 11,037,299 shares of Class A common stock. The aggregate amount of Class A common stock beneficially owned by BlackRock represents 7.0% of the shares of Class A common stock on a fully exchanged and converted basis as of April 11, 2025. The address of BlackRock is 50 Hudson Yards, New York, NY 10001.

(6)
Based upon statements in the Schedule 13G/A filed by The Vanguard Group (“Vanguard”) on February 13, 2024. Vanguard has (i) shared voting power over 29,971 shares of Class A common stock; (ii) sole dispositive power over 9,397,581 shares of Class A common stock; and (iii) shared dispositive power over 125,497 shares of Class A common stock. The aggregate amount of Class A common stock beneficially owned by Vanguard represents 6.1% of the shares of Class A common stock on a fully exchanged and converted basis as of April 11, 2025. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(7)
Based upon statements in the Schedule 13G filed by FMR LLC (“FMR”) on February 12, 2025. FMR has (i) shared voting power over 5,582,499 shares of Class A common stock and (ii) sole dispositive power over 6,235,568 shares of Class A common stock. The aggregate amount of Class A common stock beneficially owned by FMR represents 4.0% of the shares of Class A common stock on a fully exchanged and converted basis as of April 11, 2025. The address of FMR is 245 Summer Street, Boston, Massachusetts 02210.

(8)
The Class A common stock owned by Mr. Cifu is comprised of (i) 2,830,742 shares of Class A common stock issuable upon the exchange of Virtu Financial Units and corresponding shares of Class C common stock held by DAC Investment LLC, owned by Mr. Cifu and Melissa L. Cifu, Mr. Cifu’s wife; (ii) 819,804 shares of Class A common stock issuable upon the exchange of Virtu Financial Units and corresponding shares of Class C common stock held by Melissa L. Cifu, as Trustee of the Cifu 2025 GST Trust (the “Cifu 2025 GST Trust”), (iii) 587,187 shares of Class A common stock held by Mr. Cifu directly; (iv) 114,000 shares of Class A common stock held by Melissa L. Cifu, as Trustee of the Cifu 2025 GST Trust (v) 442,755 shares of Class A common stock held by a trust for the benefit of the Cifu Family (the “2020 Cifu Family Trust”); and (vi) 484,312 deferred stock units which will be settled in shares of Class A common stock upon the expiration of a specified deferral period or an earlier triggering event. Mrs. Cifu, and Dr. Mitchel A. Lautenberg, Mrs. Cifu’s brother, share dispositive control and voting control over the shares held by the 2020 Cifu Family Trust. Mr. Cifu may be deemed to beneficially own the shares held by the 2020 Cifu Family Trust and the Cifu 2025 GST Trust by virtue of his relationship with Mrs. Cifu.

(9)
Includes Virtu Financial Units and corresponding shares of Class C common stock held by Virtu Employee Holdco on behalf of such person that have vested or will vest within the next 60 days.

(10)
The Class A common stock owned by Mr. Molluso is comprised of (i) 429,945 shares of Class A common stock and (ii) 98,198 deferred stock units which will be settled in shares of Class A common stock upon the expiration of a specified deferral period or an earlier triggering event.

2025 Proxy Statement	65

Certain Relationships and Related Party Transactions
Related Party Transactions Policies and Procedures

Upon the consummation of our initial public offering, we adopted a written Related Person Transaction Policy (the “Policy”), which sets forth our policy with respect to the review, approval, ratification and disclosure of all related person transactions by our Audit Committee. In accordance with the Policy, our Audit Committee has overall responsibility for implementation of and compliance with the Policy.
For purposes of the Policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeded, exceeds or will exceed $120,000 and in which any related person (as defined in the Policy) had, has or will have a direct or indirect material interest. A “related person transaction” does not include any employment relationship or transaction involving an executive officer and any related compensation resulting solely from that employment relationship that has been reviewed and approved by our board of directors or Compensation Committee.
The Policy requires that notice of a proposed related person transaction be provided to our legal department prior to entering into such transaction. If our legal department determines that such transaction is a related person transaction, the proposed transaction will be submitted to our Audit Committee for consideration at its next meeting. Under the Policy, our Audit Committee may approve only those related person transactions that are in, or not inconsistent with, our best interests. In the event that we become aware of a related person transaction that has not been previously reviewed, approved or ratified under the Policy and that is ongoing or is completed, the transaction will be submitted to the Audit Committee so that the Audit Committee may determine whether to ratify, rescind or terminate the related person transaction.
The Policy also provides that the Audit Committee reviews certain previously approved or ratified related person transactions that are ongoing to determine whether the related person transaction remains in our best interests and the best interests of our stockholders. Additionally, we make periodic inquiries of directors and executive officers with respect to any potential related person transaction of which they may be a party or of which they may be aware.
Amended and Restated Virtu Financial Limited Liability Company Agreement

In connection with reorganization transactions preceding our initial public offering (which we refer to as the “reorganization transactions”), we, Virtu Financial and each of the Virtu Members (including the Founder Member, Mr. Cifu, certain affiliates of Silver Lake Partners, an affiliate of Temasek and Virtu Employee Holdco) entered into the Amended and Restated Virtu Financial LLC Agreement (as it may be amended from time to time).
In accordance with the terms of the Amended and Restated Virtu Financial LLC Agreement, we operate our business through Virtu Financial and its subsidiaries. Pursuant to the terms of the Amended and Restated Virtu Financial LLC Agreement, so long as affiliates of Mr. Viola continue to own any Virtu Financial Units, shares of our Class A common stock or securities exchangeable or convertible into shares of our Class A common stock, we will not, without the prior written consent of such holders, engage in any business activity other than the management and ownership of Virtu Financial and its subsidiaries or own any assets other than securities of Virtu Financial and its subsidiaries and/or any cash or other property or assets distributed by or otherwise received from Virtu Financial and its subsidiaries, unless we determine in good faith that such actions or ownership are in the best interest of Virtu Financial. As the sole managing member of Virtu Financial, we have control over all of the affairs and decision making of Virtu Financial. As such, through our officers and directors, we are responsible for all operational and administrative decisions of Virtu Financial and the day-to-day management of Virtu Financial’s business. We will fund any dividends to our stockholders by causing Virtu Financial to make distributions to its equity holders, including the Founder Member, Virtu Employee Holdco, the Employee Trust and us, subject to the limitations imposed by our credit agreement.
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Certain Relationships and Related Party Transactions
The holders of Virtu Financial Units generally incur U.S. federal, state and local income taxes on their proportionate share of any net taxable income of Virtu Financial. Net profits and net losses of Virtu Financial are generally allocated to its members pro rata in accordance with the percentages of their respective ownership of Virtu Financial Units, though certain non pro rata adjustments are made to reflect tax depreciation, amortization and other allocations. The Amended and Restated Virtu Financial LLC Agreement provides for cash distributions to the holders of Virtu Financial Units for purposes of funding their tax obligations in respect of the taxable income of Virtu Financial that is allocated to them. Generally, these tax distributions are treated as advances and may be computed based on Virtu Financial’s estimate of the net taxable income of Virtu Financial allocable to each holder of Virtu Financial Units multiplied by an assumed tax rate equal to the highest effective marginal combined U.S. federal, state and local income tax rate prescribed for an individual or corporate resident in New York, New York (taking into account the non-deductibility of certain expenses and the character of our income), or another rate as determined by the Company in its discretion for one or more holders.
The Amended and Restated Virtu Financial LLC Agreement provides that, except as otherwise determined by us, if at any time we issue a share of our Class A common stock or Class B common stock, other than pursuant to an issuance and distribution to holders of shares of our common stock of rights to purchase our equity securities under a “poison pill” or similar stockholders rights plan or pursuant to an employee benefit plan, the net proceeds received by us with respect to such share, if any, shall be concurrently invested in Virtu Financial (unless such shares were issued by us solely to fund (i) our ongoing operations or pay our expenses or other obligations or (ii) the purchase from a member of Virtu Financial of Virtu Financial Units (in which case such net proceeds shall instead be transferred to the selling member as consideration for such purchase)) and Virtu Financial shall issue to us one Virtu Financial Unit. Similarly, except as otherwise determined by us, Virtu Financial will not issue any additional Virtu Financial Units to us unless we issue or sell an equal number of shares of our Class A common stock or Class B common stock. Conversely, if at any time any shares of our Class A common stock or Class B common stock are redeemed, repurchased or otherwise acquired, Virtu Financial will redeem, repurchase or otherwise acquire an equal number of Virtu Financial Units held by us, upon the same terms and for the same price per security, as the shares of our Class A common stock or Class B common stock are redeemed, repurchased or otherwise acquired. In addition, Virtu Financial will not effect any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Virtu Financial Units unless it is accompanied by substantively identical subdivision or combination, as applicable, of each class of our common stock, and we will not affect any subdivision or combination of any class of our common stock unless it is accompanied by a substantively identical subdivision or combination, as applicable, of the Virtu Financial Units.
Pursuant to the terms of the Amended and Restated Virtu Financial LLC Agreement, certain members of management of Virtu Financial, including Messrs. Viola and Cifu, are subject to non-compete and non-solicitation obligations until the third anniversary of the date on which such person ceases to be an officer, director or employee of ours. The employee members of Virtu Employee Holdco, including Mr. Fairclough, are subject to similar restrictions under the limited liability company agreements of Virtu Employee Holdco.
Subject to certain exceptions, Virtu Financial will indemnify the Virtu Members against all losses or expenses arising from claims or other legal proceedings in which such person (in its capacity as such) may be involved or become subject to in connection with Virtu Financial’s business or affairs or the Amended and Restated Virtu Financial LLC Agreement or any related document.
Virtu Financial may be dissolved only upon the first to occur of (i) the sale of substantially all of its assets or (ii) as determined by us. Upon dissolution, Virtu Financial will be liquidated and the proceeds from any liquidation will be applied and distributed in the following manner: (a) first, to creditors (including creditors who are members or affiliates of members) in satisfaction of all of Virtu Financial’s liabilities (whether by payment or by making reasonable provision for payment of such liabilities, including the setting up of any reasonably necessary reserves) and (b) second, to the members in proportion to their vested Virtu Financial Units (after giving effect to any obligations of Virtu Financial to make tax distributions).
Historically, Virtu Financial has regularly declared and paid distributions on its equity interests to its members, including the Company. During the year ended December 31, 2024, Virtu Financial declared and paid $497.0 million in cash distributions to its members (including our Founder Member, Employee Holdco, and our executive officers).
2025 Proxy Statement	67

Certain Relationships and Related Party Transactions
Tax Receivable Agreements

In connection with the reorganization transactions, we acquired equity interests in Virtu Financial from certain affiliates of Silver Lake Partners and Temasek, as a result of a series of transactions (the “Mergers”). In addition, we used a portion of the net proceeds from our initial public offering to purchase Virtu Financial Units and corresponding shares of Class C common stock from certain direct or indirect equity holders of Virtu Financial. These purchases resulted in favorable tax basis adjustments to the assets of Virtu Financial that will be allocated to us and our subsidiaries. Future acquisitions of interests in Virtu Financial are expected to produce favorable tax attributes. In addition, future exchanges by certain direct or indirect equity holders of Virtu Financial of Virtu Financial Units and corresponding shares of Class C common stock or Class D common stock, as the case may be, for shares of our Class A common stock or Class B common stock, respectively, are expected to produce favorable tax attributes. These tax attributes would not be available to us in the absence of those transactions. Both the existing and anticipated tax basis adjustments are expected to reduce the amount of tax that we would otherwise be required to pay in the future.
We entered into three tax receivable agreements with certain direct or indirect equity holders of Virtu Financial (one with the Founder Member, Virtu Employee Holdco, the Employee Trust, certain management members and other post initial public offering investors), another with affiliates of Silver Lake Partners and affiliates of Temasek, and the other with other affiliates of Silver Lake Partners, that provide for the payment by us to certain direct or indirect equity holders of Virtu Financial (or their transferees of Virtu Financial Units or other assignees) of 85% of the amount of cash savings, if any, in U.S. federal, state and local income tax or franchise tax that we actually realize as a result of (i) any increase in tax basis in Virtu Financial’s assets resulting from (a) the acquisition of equity interests in Virtu Financial from an affiliate of Silver Lake Partners and an affiliate of Temasek, and another affiliate of Temasek (the “Temasek Member”) in the reorganization transactions (which represents the unamortized portion of the increase in tax basis in Virtu Financial’s assets resulting from a prior acquisition of interests in Virtu Financial by an affiliate of Silver Lake Partners and Temasek, and the Temasek Member, (b) the purchases of Virtu Financial Units (along with the corresponding shares of our Class C common stock or Class D common stock, as applicable) from certain direct or indirect equity holders of Virtu Financial using a portion of the net proceeds from our initial public offering or in any future offering, (c) exchanges by certain direct or indirect equity holders of Virtu Financial of Virtu Financial Units (together with the corresponding shares of our Class C common stock or Class D common stock, as applicable) for shares of our Class A common stock or Class B common stock, as applicable, or (d) payments under the tax receivable agreements, (ii) any net operating losses available to us as a result of the Mergers and (iii) tax benefits related to imputed interest deemed arising as a result of payments made under the tax receivable agreements.
The actual increase in tax basis, as well as the amount and timing of any payments under these agreements, varies depending upon a number of factors, including the timing of exchanges by certain direct or indirect equity holders of Virtu Financial, the price of our Class A common stock at the time of the exchange, the extent to which such exchanges are taxable, the amount and timing of the taxable income we generate in the future and the tax rate then applicable and the portion of our payments under the tax receivable agreements constituting imputed interest.
The payments we are required to make under the tax receivable agreements could be substantial. We expect that, as a result of the amount of the increases in the tax basis of the tangible and intangible assets of Virtu Financial, assuming no material changes in the relevant tax law and that we earn sufficient taxable income to realize in full the potential tax benefit described above, future payments to certain direct or indirect equity holders of Virtu Financial are expected to range from approximately $0.1 million to $22.1 million per year over the next 15 years. Such payments will occur only after we have filed our U.S. federal and state income tax returns and realized the cash tax savings from the favorable tax attributes. Future payments under the tax receivable agreements in respect of subsequent exchanges would be in addition to these amounts and are expected to be substantial. The payments under the tax receivable agreements are not conditioned upon the certain direct or indirect equity holders of Virtu Financial’s continued ownership of us.
In addition, although we are not aware of any issue that would cause the IRS to challenge the tax basis increases or other benefits arising under the tax receivable agreements, certain direct or indirect equity holders of Virtu Financial (or their transferees or other assignees) will not reimburse us for any payments previously made if such tax basis increases or other tax benefits are subsequently disallowed, except that any excess payments made to certain direct or indirect equity holders of Virtu Financial will be netted against future payments otherwise to be made under the
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Certain Relationships and Related Party Transactions
tax receivable agreements, if any, after our determination of such excess. As a result, in such circumstances we could make payments to certain direct or indirect equity holders of Virtu Financial under the tax receivable agreements that are greater than our actual cash tax savings and may not be able to recoup those payments, which could negatively impact our liquidity.
In addition, the tax receivable agreements provide that, upon certain mergers, asset sales or other forms of business combination or certain other changes of control, our or our successor’s obligations with respect to tax benefits would be based on certain assumptions, including that we or our successor would have sufficient taxable income to fully utilize the benefits arising from the increased tax deductions and tax basis and other benefits covered by the tax receivable agreements. As a result, upon a change of control, we could be required to make payments under a tax receivable agreement that are greater than or less than the specified percentage of our actual cash tax savings, which could negatively impact our liquidity.
In addition, the tax receivable agreements provide that in the case of a change in control of the Company, certain direct or indirect equity holders of Virtu Financial have the option to terminate the applicable tax receivable agreement, and we will be required to make a payment to such electing party in an amount equal to the present value of future payments (calculated using a discount rate equal to the lesser of 6.5% or LIBOR plus 100 basis points, which may differ from our, or a potential acquirer’s, then current cost of capital) under the tax receivable agreement, which payment would be based on certain assumptions, including those relating to our future taxable income. In these situations, our obligations under the tax receivable agreements could have a substantial negative impact on our, or a potential acquirer’s, liquidity and could have the effect of delaying, deferring, modifying or preventing certain mergers, asset sales, other forms of business combinations or other changes of control. These provisions of the tax receivable agreements may result in situations where certain direct or indirect equity holders of Virtu Financial have interests that differ from or are in addition to those of our other stockholders. In addition, we could be required to make payments under the tax receivable agreements that are substantial and in excess of our, or a potential acquirer’s, actual cash savings in income tax.
Finally, because we are a holding company with no operations of our own, our ability to make payments under the tax receivable agreements is dependent on the ability of our subsidiaries to make distributions to us. Our credit agreement restricts the ability of our subsidiaries to make distributions to us, which could affect our ability to make payments under the tax receivable agreements. To the extent that we are unable to make payments under the tax receivable agreements for any reason, such payments will be deferred and will accrue interest until paid.
The Company made payments totaling $114.0 million from February 2017 through December 2024 with respect to its the tax receivable agreement obligations. During the year ended December 31, 2024, the Founder Member received $7.1 million, and members and former members of Virtu Employee Holdco LLC received $3.3 million. Through April 14, 2025, during the year ending December 31, 2024, an additional payment of $20.8 million was made under the tax receivable agreements, of which the Founder Member received $7.2 million and members and former members of Virtu Employee Holdco LLC received $3.6 million.
Indemnification Agreements

We entered into an indemnification agreement with each of our executive officers and directors that provides, in general, that we will indemnify them to the fullest extent permitted by law in connection with their service to us or on our behalf.
Other Transactions

The Company incurs expenses and maintains balances with its affiliates in the ordinary course of business. As of December 31, 2023, the Company had a net payable to its affiliates of $1.8 million and a net receivable from its affiliates of $1.5 million.
The Company has held a minority interest in Japannext Co., Ltd. (“JNX”) since 2016. The Company pays exchange fees to JNX for the trading activities conducted on its proprietary trading system. For the year ended December 31, 2023, the Company paid $12.1 million to JNX for these trading activities, and for the quarter ended March 31, 2024, the Company paid $2.2 million to JNX for these trading activities.
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Certain Relationships and Related Party Transactions
The Company makes payments to two joint ventures (“JVs”) to fund the construction of the microwave communication networks, and to purchase microwave communication networks. For the year ended December 31, 2023, the Company paid $32.6 million to the JVs, and for the quarter ended March 31, 2024, the Company paid $7.4 million to the JVs.
The Company has an interest in Members Exchange, a member-owned equities exchange. The Company pays regulatory and transaction fees and receives rebates from trading activities. For the year ended December 31, 2023, the Company paid $4.8 million to Members Exchange on a net basis, and for the quarter ended March 31, 2024, the Company paid $1.5 million to the Members Exchange.
The Company provides brokerage and related services to BlackRock, Inc. and affiliates (“BlackRock”). As noted in footnote 5 to the beneficial ownership table on page 67 of this proxy statement, according to the Schedule 13G filed by BlackRock on July 8, 2024, BlackRock may have been deemed to have shared voting and dispositive power over more than 5% of the Company’s issued and outstanding Class A common shares. For the year ended December 31, 2024, the Company received $4.9 million from BlackRock for these services and through April 11, 2025, during the year ending December 31, 2025, the Company received approximately $0.9 million from Vanguard for these services.
The Company provides brokerage and related services to The Vanguard Group, Inc. and affiliates (“Vanguard”). As noted in footnote 6 to the beneficial ownership table on page 67 of this proxy statement, according to the Schedule 13G/A filed by Vanguard on February 13, 2024, Vanguard may have been deemed to have shared voting and dispositive power over more than 5% of the Company’s issued and outstanding Class A common shares. For the year ended December 31, 2024, the Company received $2.8 million from Vanguard for these services and through April 11, 2025, during the year ending December 31, 2025, the Company received approximately $0.2 million from Vanguard for these services.
The Company provides brokerage and related services to FMR, LLC and affiliates. (“FMR”). As noted in footnote 7 to the beneficial ownership table on page 67 of this proxy statement, according to the Schedule 13G filed by FMR on February 12, 2025, FMR may have been deemed to have shared voting and dispositive power over more than 5% of the Company’s issued and outstanding Class A common shares. For the year ended December 31, 2024, the Company received $7.6 million from FMR for these services and through April 11, 2025, during the year ending December 31, 2025, the Company received approximately $2.4 million from FMR for these services.
On February 6, 2025, the Company entered into a senior secured revolving loan agreement (“EDX Revolving Credit Agreement”) with EDX Markets LLC (“EDX Markets”) pursuant to which the Company and the other lenders party thereto, agreed to make loans on a pro rata basis based on their committed amounts, subject to the terms and conditions of the EDX Revolving Credit Agreement. The EDX Revolving Credit Agreement has a 90 day commitment period which may be renewed for additional 90 day periods. The Company’s committed amount under the EDX Revolving Credit Agreement is $5.0 million and the total committed amount is $17.0 million. Loans outstanding under the EDX Revolving Credit Agreement bear interest at a rate equal to the term SOFR rate then in effect for an interest period of 90 days plus 10%. The Company’s affiliate, Virtu Investments LLC, maintains a minority equity interest in EDX Markets’ ultimate parent company.
70	2025 Proxy Statement

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”), to file with the SEC initial reports of stock ownership and reports of changes in ownership of common stock and other equity securities of the Company. All Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to fiscal year 2024, except that, due to administrative oversight one Form 4 of director John Nixon reporting the gift of 5,740 shares was filed late on May 21, 2024 and one Form 4 of Virtu Employee Holdco reporting the disposition of 367,123 shares of Class C common stock and corresponding Virtu Financial Units was filed late on February 21, 2025.
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Additional Information
List of Stockholders of Record

In accordance with Delaware law, a list of the names of our stockholders of record entitled to vote at the Annual Meeting will be available for 10 days prior to the Annual Meeting for any purpose germane to the meeting, between the hours of 8:30 a.m. and 4:30 p.m. local time at our principal executive offices at 1633 Broadway, New York, New York 10019.
Submission of Stockholder Proposals at Next Year’s Annual Meeting

To be considered for inclusion in next year’s proxy statement and form of proxy, stockholder proposals for the 2026 Annual Meeting of Stockholders must be received at our principal executive offices no later than December 27, 2025, unless the date of the 2026 Annual Meeting of Stockholders is more than 30 days before or after June 2, 2026, in which case the stockholder proposal must be received a reasonable time before we begin to print and mail our proxy materials.
For any stockholder proposal or director nomination that is not submitted for inclusion in next year’s proxy statement pursuant to the process set forth above but is instead sought to be presented directly at the 2026 Annual Meeting of Stockholders, stockholders are advised to review our bylaws as they contain requirements with respect to advance notice of stockholder proposals and director nominations. To be timely, the notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal or director nomination must be received between February 6, 2026, and March 8, 2026, for the 2026 Annual Meeting of Stockholders. In the event that the 2024 Annual Meeting of Stockholders is convened more than 30 days prior to or delayed by more than 60 days after June 2, 2025, notice by the stockholder, to be timely, must be received no earlier than the 120th day prior to the 2025 Annual Meeting of Stockholders and no later than the later of (1) the 90th day prior to the 2026 Annual Meeting of stockholders and (2) the tenth day following the day on which we notify stockholders of the date of the 2026 Annual Meeting of Stockholders, either by mail or other public disclosure.
Additionally, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 7, 2026.
All stockholder proposals should be sent to our principal executive offices at Virtu Financial, Inc., 1633 Broadway, New York, New York 10019, Attn: Secretary.
We advise you to review our bylaws for additional stipulations relating to the process for identifying and nominating directors, including advance notice of director nominations and stockholder proposals. Copies of the pertinent bylaw provisions are available on request to the Secretary at the address set forth above.
Consideration of Stockholder Recommended Director Nominees

Our Nominating and Corporate Governance Committee will consider director nominee recommendations submitted by our stockholders. Stockholders who wish to recommend a director nominee must submit their suggestions in the manner set forth in our bylaws as described above to our principal executive offices at Virtu Financial, Inc., 1633 Broadway, New York, New York 10019, Attn: Secretary.
As required by our bylaws, stockholders should include the name, biographical information and other relevant information relating to the recommended director nominee, including, among other things, information that would be required to be included in the proxy statement filed in accordance with applicable rules under the Exchange Act and the written consent of the director nominee to be named as a nominee and to serve as a director if elected, among other requirements set forth in our bylaws. Evaluation of any such recommendations is the responsibility of the Nominating and Corporate Governance Committee. In the event of any stockholder recommendations, the Nominating and Corporate Governance Committee will evaluate the persons recommended in the same manner as other candidates.
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Additional Information
Stockholder Communications with the Board of Directors

Any stockholder or other interested party may contact our board of directors as a group, our non-employee directors as a group, or any individual director by sending written correspondence to the following address: Virtu Financial, Inc., 1633 Broadway, New York, New York 10019, Attn: Secretary
2025 Proxy Statement	73

General Information
We are making this proxy statement available to our stockholders on or about April 23, 2025 in connection with the solicitation of proxies by our board of directors for the Annual Meeting, which will be held on Monday, June 2, 2025 at 9:00 a.m. (Eastern Time) via webcast through the provided link. As a stockholder of Virtu, you are invited to attend the Virtual Annual Meeting and are entitled and encouraged to vote on the proposals described in this proxy statement. Below are answers to common questions stockholders may have about the Annual Meeting. Our fiscal year ends on December 31.
We have four classes of authorized common stock. The Class A common stock and the Class C common stock have one vote per share. The Class B common stock and the Class D common stock have 10 votes per share. Shares of our common stock generally vote together as a single class on all matters submitted to a vote of our stockholders.
The Founder Member, an affiliate of Mr. Vincent Viola, our founder and Chairman Emeritus, and other members of the Viola family, holds all of our issued and outstanding Class D common stock and controls approximately 87% of the combined voting power of our outstanding common stock. As a result, it is able to control any action requiring the general approval of our stockholders, including the election of our board of directors, the adoption of amendments to our certificate of incorporation and bylaws and the approval of any merger or sale of substantially all of our assets.
What information is included in this proxy statement?
The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our board of directors and board committees, the compensation of current directors and certain executive officers for the year ended December 31, 2024, and other information.
What are the Proxy Materials?
The “Proxy Materials” are this proxy statement and our annual report to stockholders, which includes the Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Why did I receive a one-page notice in the mail regarding the Internet availability of the Proxy Materials instead of a full set of the Proxy Materials?
Pursuant to rules adopted by the SEC, we have elected to provide access to our Proxy Materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders. All stockholders will have the ability to access the Proxy Materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive an electronic copy or printed set of the Proxy Materials. Instructions on how to access the Proxy Materials over the Internet or to request an electronic copy or printed copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, stockholders may request to receive the Proxy Materials in printed form by mail or electronically by email on an ongoing basis.
What items will be voted on at the Annual Meeting and how does the board of directors recommend that I vote?
There are five proposals to be voted on at the Annual Meeting:
•
to elect four directors to our board of directors, each to serve as a Class III director for a term of three years expiring at the annual meeting of stockholders to be held in 2027 and until such director’s successor has been duly elected and qualified;

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to approve, on an advisory basis, the compensation of our named executive officers as disclosed in the accompanying proxy statement;

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to approve, on an advisory basis, the frequency (every one, two or three years) of future advisory votes to approve the compensation of our named executive officers;

•
to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

•
to approve the Second Amended Plan to increase the number of shares authorized for issuance thereunder, extend the expiration date thereof and remove certain provisions related to Section 162(m) of the Code that are no longer applicable.

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General Information
The board of directors recommends that you vote FOR each of the five proposals.
Our amended and restated bylaws (our “bylaws”) provide advance notice procedures for stockholders seeking to bring business before our annual meeting of stockholders, or to nominate candidates for election as directors at any meeting of stockholders. We have not received any such proposals. We do not anticipate any other matters will come before the Annual Meeting. If any other matter comes before the Annual Meeting, the proxy holders appointed by our board of directors will have discretion to vote on those matters.
Who may vote at the meeting?
Holders of Class A common stock, Class C common stock and Class D common stock, together as a single class, as of the close of business on April 11, 2025, the Record Date, may vote at the Annual Meeting.
How many votes do I have?
As of the Record Date, there were:
•
86,142,860 shares of Class A common stock outstanding;

•
8,194,847 shares of Class C common stock outstanding; and

•
60,091,740 shares of Class D common stock outstanding.

There are no shares of Class B common stock outstanding.
Holders of Class A common stock are entitled to one vote per share of Class A common stock held as of the Record Date. Holders of Class C common stock are entitled to one vote per share of Class C common stock held as of the Record Date. Holders of Class D common stock are entitled to ten votes per share of Class D common stock held as of the Record Date.
What vote is required for each proposal?
For the election of directors, each director must be elected by a plurality of the votes cast. This means that the three nominees receiving the largest number of “FOR” votes will be elected as directors. We do not have cumulative voting.
The approval, on an advisory basis, of the compensation of our named executive officers, the ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and any other proposals that may come before the Annual Meeting will be determined by the affirmative vote of a majority in voting power of shares of stock present or represented by proxy and entitled to vote thereon.
The Founder Member controls approximately 87% of the combined voting power of our outstanding common stock and, as a result, controls any action requiring the general approval of our stockholders, including the election of our board of directors. The Founder Member has informed us that it intends to vote “FOR” the four nominated directors.
How are abstentions and broker non-votes counted?
For the purposes of Proposal 1, abstentions (shares present at the meeting or by proxy that are voted “abstain”) and broker non-votes (explained below) are counted for the purpose of establishing the presence of a quorum but have no effect. For the purposes of Proposal 2 and 3, broker non-votes have no effect, and abstentions have the same effect as a vote “against” the proposal. For the purposes of Proposal 4, abstentions have the same effect as a vote “against” the proposal, and broker non-votes are not expected as the proposal is a “routine” proposal. For the purposes of Proposal 5, broker non-votes have no effect, and abstentions have the same effect as a vote “against” the proposal.
What constitutes a “quorum”?
The holders of a majority of the voting power of the combined shares of Class A common stock, Class B common stock, Class C common stock and Class D common stock issued, outstanding and entitled to vote, either present or represented by proxy, constitute a quorum.
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
•
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are a stockholder of record.

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General Information
•
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker dealer or other similar organization, then you are a beneficial owner of shares held in street name. The organization holding your account is considered the stockholder of record. As a beneficial owner, you have the right to direct the organization holding your account on how to vote the shares you hold in your account.

How do I vote?
•
Vote by Internet. Visit www.proxyvote.com to vote via the Internet. Stockholders of record may submit proxies over the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials or, if printed copies of the Proxy Materials were requested, the instructions on the printed proxy card. Most beneficial stockholders may vote by accessing the website specified on the voting instruction forms provided by their brokers, trustees, banks or other nominees. Please check your voting instruction form for Internet voting availability.

•
Vote by Telephone. Call toll free 1 800 690 6903 in the United States or from foreign countries from any touch tone telephone and follow the instructions. Stockholders of record may submit proxies using any touch tone telephone from within the United States by following the instructions on the Notice of Internet Availability of Proxy Materials or, if printed copies of the Proxy Materials were requested, the instructions on the printed proxy card. Most beneficial owners may vote using any touch tone telephone from within the United States by calling the number specified on the voting instruction forms provided by their brokers, trustees, banks or other nominees.

•
Vote by Mail. Stockholders of record may submit proxies by mail by requesting printed proxy cards and completing, signing and dating the printed proxy cards and mailing them in the preaddressed envelopes that will accompany the printed Proxy Materials. Beneficial owners may vote by completing, signing and dating the voting instruction forms provided and mailing them in the preaddressed envelopes accompanying the voting instruction forms. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by that proxy as recommended by the board of directors. If you are a beneficial owner and you return your signed voting instruction form but do not indicate your voting preferences, please see “How are abstentions and broker non-votes counted?” regarding whether your broker, bank or other holder of record may vote your uninstructed shares on each proposal.

How can I vote my shares in person and participate at the Annual Meeting?
The Annual Meeting will be held in a virtual meeting format only. Stockholders may participate in the annual meeting by visiting the following website: www.virtualshareholdermeeting.com/VIRT2025. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.
Can I change my vote after submitting a proxy?
Stockholders of record may revoke their proxy at any time before it is exercised at the Annual Meeting by (i) delivering written notice, bearing a date later than the proxy, stating that the proxy is revoked to Virtu Financial, Inc., 1633 Broadway, New York, New York 10019, Attn: Secretary, (ii) submitting a later dated proxy relating to the same shares by mail, telephone or the Internet prior to the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting electronically during the Annual Meeting. If you are a beneficial stockholder, you may revoke your proxy or change your vote only by following the separate instructions provided by your broker, trust, bank or other nominee.
If I hold shares in street name through a broker, can the broker vote my shares for me?
If you hold your shares in street name and you do not vote, the broker or other organization holding your shares can vote on certain “routine” proposals but cannot vote on other proposals. Proposals 1, 2, 3 and 5 are not considered “routine” proposals. Proposal 4 is a “routine” proposal. If you hold shares in street name and do not vote on proposal 1, 2 or 4, your shares will not be voted in respect of those proposals and will be counted as “broker non-votes.”
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General Information
Who is paying for this proxy solicitation?
We are paying the costs of the solicitation of proxies, which we anticipate will be approximately $10,000. Members of our board of directors and officers and employees may solicit proxies by mail, telephone, fax, email or in person. We will not pay directors, officers or employees any extra amounts for soliciting proxies. We may, upon request, reimburse brokerage firms, banks or similar entities representing street name holders for their expenses in forwarding Proxy Materials to their customers who are street name holders and obtaining their voting instructions.
What do I need to do if I want to attend the meeting?
To attend and vote at the virtual Annual Meeting, you will need your 16-digit control number, included in your Notice of Internet Availability, on your proxy card or on the instructions that accompany your proxy materials. You may electronically attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/VIRT2025 and using your 16-digit control number to enter the meeting.
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.
Where can I find voting results?
Final voting results from the Annual Meeting will be filed with the SEC on a Current Report on Form 8-K on or before the fourth business day after the Annual Meeting concludes.
I share an address with another stockholder. Why did we receive only one set of Proxy Materials?
We may satisfy SEC rules regarding delivery of our Proxy Materials, including our proxy statement, or delivery of the Notice of Internet Availability of Proxy Materials by delivering a single copy of these documents to an address shared by two or more stockholders. This process is known as “householding.” We have delivered only one set of the Proxy Materials or one Notice of Internet Availability of Proxy Materials, as applicable, to stockholders who share an address with another stockholder, unless contrary instructions were received prior to the mailing date. We undertake to promptly deliver, upon written or oral request, a separate copy of our proxy statement, our annual report including our Form 10-K for the fiscal year ended December 31, 2024, and/or our Notice of Internet Availability of Proxy Materials, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered, or to deliver a single copy in lieu of multiple copies to a single household if preferred. To make such a request, please follow the instructions on our Notice of Internet Availability of Proxy Materials.
If your shares are held by a brokerage firm or bank and you prefer to receive separate copies of our proxy statement, our annual report including our Form 10-K for the fiscal year ended December 31, 2024, and/or our Notice of Internet Availability of Proxy Materials, either now or in the future, please contact your brokerage firm or bank. If your brokerage firm or bank is unable or unwilling to assist you, please contact our Investor Relations department at our executive office by calling (212) 418-0100. Stockholders sharing an address may request to opt in to or opt out of “householding” either now or in the future, by contacting our Investor Relations department at our executive office by calling (212) 418-0100.
May I ask questions at the Annual Meeting?
Yes. Stockholders will have the same opportunity to participate at the virtual Annual Meeting as they would at an annual meeting of the Company held in person. Stockholders may submit questions live during the meeting by accessing the meeting at www.virtualshareholdermeeting.com/VIRT2025, typing a question into the “Ask a Question” field, and clicking “Submit.” Only questions submitted by stockholders on subjects pertinent to meeting matters will be answered during the meeting, subject to time constraints. Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct, and other materials for the Annual Meeting will be available during the Annual Meeting at www.virtualshareholdermeeting.com/VIRT2025.
May guests attend the Annual Meeting?
Yes. A webcast of the Annual Meeting will also be available to the general public at the following link: www.virtualshareholdermeeting.com/VIRT2025. Select “Other Stockholders/Guests” to enter the meeting. Please note that guests will not have the ability to ask questions or vote during the meeting.
Whom should I contact if I have additional questions?
You can contact our Investor Relations department at our executive office at (212) 418-0100. Stockholders who hold their shares in street name should contact the organization that holds their shares for additional information on how to vote.
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General Information
We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. These filings are available on the Investor Relations page of our corporate website at www.virtu.com. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including financial statements and schedules and amendments thereto filed with the SEC, are also available without charge to stockholders upon written request addressed to:
Virtu Financial, Inc.
Attn: Investor Relations
1633 Broadway
New York, New York 10019
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ANNEX A
Virtu Financial, Inc. Second Amended and Restated 2015 Management Incentive Plan
1.   Purpose and History.   The Virtu Financial, Inc. Second Amended and Restated 2015 Management Incentive Plan (the “Plan”) is intended to help Virtu Financial, Inc., a Delaware corporation (including any successor thereto, the “Company”) and its Affiliates (i) attract and retain key personnel by providing them the opportunity to acquire an equity interest in the Company or other incentive compensation measured by reference to the value of Common Stock and (ii) align the interests of key personnel with those of the Company’s shareholders. The Virtu Financial, Inc. 2015 Management Incentive Plan was originally adopted by the Board on April 3, 2015.
2.   Effective Date; Duration.   The Plan shall be effective as of June 2, 2025 (the “Effective Date”). The expiration date of the Plan, on and after which date no Awards may be granted, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.
3.   Definitions.   The following definitions shall apply throughout the Plan.
a.   “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.
b.   “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award and/or Performance Compensation Award granted under the Plan.
c.   “Beneficial Ownership” has the meaning set forth in Rule 13d-3 promulgated under Section 13 of the Exchange Act.
d.   “Board” means the Board of Directors of the Company.
e.   “Cause” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, the Company or an Affiliate having “cause” to terminate the Participant’s employment or service, (i) as such term is defined in any employment, consulting, change-in-control, severance or any other agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment, consulting, change-in-control, severance or other agreement (or the absence of any definition of “cause” or term of similar import therein), due to the Participant’s (A) willful misconduct or gross neglect of his duties; (B) having engaged in conduct harmful (whether financially, reputationally or otherwise) to the Company or an Affiliate; (C) failure or refusal to perform his duties; (D) conviction of, or guilty or no contest plea to, a felony or any crime involving dishonesty or moral turpitude; (E) willful violation of the written policies of the Company or an Affiliate; (F) misappropriation or misuse of Company or Affiliate funds or property or other act of personal dishonesty in connection with his employment; or (G) willful breach of fiduciary duty. The determination of whether Cause exists shall be made by the Committee in its sole discretion.
f.   “Change in Control” shall, in the case of a particular Award, unless the applicable Award agreement (or any employment, consulting, change-in-control, severance or other agreement between the Participant and the Company or an Affiliate) states otherwise, be deemed to occur upon any of the following events:
i.   the acquisition by any Person of Beneficial Ownership of 30% or more (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock, including Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (including, but not limited, to the exercise of any rights to exchange non-voting common interest units of Virtu Financial LLC and paired shares of Class C common stock or Class D common stock for shares of Class A Common Stock or Class B common stock, and any rights to exchange or convert Class B common stock for Class A Common Stock); or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of directors (the “Outstanding Company Voting
2025 Proxy Statement	A-1

ANNEX A
Securities”); but excluding any acquisition by the Company or any of its Affiliates, or by Vincent Viola, his Permitted Transferees or any of their respective Affiliates or by any employee benefit plan sponsored or maintained by the Company or any of its Affiliates;
ii.   a change in the composition of the Board such that members of the Board during any consecutive 12-month period (the “Incumbent Directors”) cease to constitute a majority of the Board. Any person becoming a director through election or nomination for election approved by a valid vote of at least two-thirds of the Incumbent Directors shall be deemed an Incumbent Director; provided, however, that no individual becoming a director as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;
iii.   the approval by the shareholders of the Company of a plan of complete dissolution or liquidation of the Company; or
iv.   the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company (a “Business Combination”), or sale, transfer or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an Affiliate of the Company (a “Sale”), unless immediately following such Business Combination or Sale: (A) more than 50% of the total voting power of the entity resulting from such Business Combination or the entity that acquired all or substantially all of the business or assets of the Company in such Sale (in either case, the “Surviving Company”), or the ultimate parent entity that has Beneficial Ownership of sufficient voting power to elect a majority of the board of directors (or analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination or Sale (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination or Sale, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company), is or becomes the beneficial owner, directly or indirectly, of 30% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) and (C) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination or Sale were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination or Sale.
g.   Class A Common Stock” means the Class A common stock of the Company, par value $0.00001 per share (and any stock or other securities into which such common shares may be converted or into which it may be exchanged).
h.   “Class B Common Stock” means the Class B common stock of the Company, par value $0.00001 per share.
i.   “Class C Common Stock” means the Class C common stock of the Company, par value $0.00001 per share.
j.   “Class D Common Stock” means the Class D common stock of the Company, par value $0.00001 per share.
k.   “Code” means the U.S. Internal Revenue Code of 1986, as amended, and any successor thereto. References to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successors thereto.
l.   “Committee” means the Compensation Committee of the Board or subcommittee thereof if required to comply with Rule 16b-3 promulgated under the Exchange Act in respect of Awards or, if no such Compensation Committee or subcommittee thereof exists, the Board.
m.   “Common Stock” means collectively or individually the Class A Common Stock.
A-2	2025 Proxy Statement

ANNEX A
n.   “Disability” means cause for termination of the Participant’s employment or service due to a determination that the Participant is disabled in accordance with a long-term disability insurance program maintained by the Company or a determination by the U.S. Social Security Administration that the Participant is totally disabled.
o.   “Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person; (ii) director or officer of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employee, director, officer, consultant or advisor who has accepted an offer of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he begins employment with or providing services to the Company or its Affiliates.
p.   “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any successor thereto. References to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successors thereto.
q.   “Fair Market Value” means, on a given date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on such exchange on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; or (ii) if the Common Stock is not listed on any national securities exchange, the amount determined by the Committee in good faith to be the fair market value of the Common Stock.
r.   “Incentive Stock Option” means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.
s.   “NASDAQ” means The Nasdaq Global Market.
t.   “Nonqualified Stock Option” means an Option which is not designated by the Committee as an Incentive Stock Option.
u.   “Option” means an Award granted under Section 7 of the Plan.
v.   “Performance Compensation Award” means an Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.
w.   “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.
x.   “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.
y.   “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.
z.   “Performance Period” shall mean the one or more periods of time as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining the Participant’s right to, and the payment of, a Performance Compensation Award.
aa.   “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company.
bb.   “Restricted Stock” means an Award of Common Stock, subject to certain specified restrictions, granted under Section 9 of the Plan.
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cc.   “Restricted Stock Unit” means an Award of an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain specified restrictions, granted under Section 9 of the Plan.
dd.   “Securities Act” means the U.S. Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.
ee.   “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.
4.   Administration.
a.   The Committee shall administer the Plan, and shall have the sole and plenary authority to: (i) designate Participants; (ii) determine the type, size, and terms and conditions of Awards to be granted; (iii) determine the method by which an Award may be settled, exercised, canceled, forfeited, or suspended; (iv) determine the circumstances under which the delivery of cash, property or other amounts payable with respect to an Award may be deferred either automatically or at the Participant’s or Committee’s election; (v) interpret and administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any Award granted under, the Plan; (vi) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (vii) accelerate the vesting, delivery or exercisability of, payment for or lapse of restrictions on, or waive any condition in respect of, Awards; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan or to comply with any applicable law. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if applicable and if the Board is not acting as the Committee under the Plan) or necessary to obtain any exception or exemption under the rules of NASDAQ or any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted, as applicable, it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be (i) a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and/or (ii) an “independent director” under the rules of NASDAQ or any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted (“Eligible Director”). However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted or action taken by the Committee that is otherwise validly granted or taken under the Plan.
b.   The Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person(s) selected by it, except for grants of Awards to persons who are non-employee members of the Board or otherwise are subject to Section 16 of the Exchange Act. Any such allocation or delegation may be revoked by the Committee at any time.
c.   As further set forth in Section 15(f) of the Plan, the Committee shall have the authority to amend the Plan and Awards to the extent necessary to permit participation in the Plan by Eligible Persons who are located outside of the United States on terms and conditions comparable to those afforded to Eligible Persons located within the United States; provided, however, that no such action shall be taken without shareholder approval if such approval is required by applicable law or regulation.
d.   Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions regarding the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.
e.   No member of the Board, the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be involved as a party, witness or otherwise by reason of any action taken or omitted to be taken or determination made under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with
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the Company’s approval (not to be unreasonably withheld), in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of recognized standing of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or By-laws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or By-laws, as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.
f.   The Board may at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.
5.   Grant of Awards; Shares Subject to the Plan; Limitations.
a.   The Committee may grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards and/or Performance Compensation Awards to one or more Eligible Persons.
b.   Subject to Section 12 of the Plan and subsection (e) below, the following limitations apply to the grant of Awards: (i) no more than 33,500,000 shares of Class A Common Stock may be delivered in the aggregate pursuant to Awards granted under the Plan; (ii) no more than 33,500,000 shares of Class A Common Stock may be delivered pursuant to the exercise of Incentive Stock Options granted under the Plan; and (iii) the maximum amount (based on the Fair Market Value of shares of Common Stock on the date of grant as determined in accordance with applicable financial accounting rules) of Awards that may be granted in any single fiscal year to any non-employee director shall be $300,000; provided, that the foregoing limitation shall not apply in respect of any Restricted Stock Units issued to a non-employee director in lieu of payment of cash director compensation or board or committee fees or in respect of any one-time initial equity grant upon a non-employee director’s appointment to the Board.
c.   Shares of Common Stock shall be deemed to have been used in settlement of Awards whether or not they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash; provided, however, that if shares of Common Stock issued upon exercise, vesting or settlement of an Award, or shares of Common Stock owned by the Participant are surrendered or tendered to the Company in payment of the Exercise Price or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award agreement, such surrendered or tendered shares shall again become available for other Awards; provided, further, that in no event shall such shares increase the number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options. If and to the extent all or any portion of an Award expires, terminates or is canceled or forfeited for any reason without the Participant having received any benefit therefrom, the shares covered by such Award or portion thereof shall again become available for other Awards. For purposes of the foregoing sentence, the Participant shall not be deemed to have received any “benefit” (i) in the case of forfeited Restricted Stock by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture or (ii) in the case of an Award canceled by reason of a new Award being granted in substitution therefor.
d.   Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.
e.   The Committee may grant Awards in assumption of, or in substitution for, outstanding awards previously granted by the Company or any Affiliate or an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”), and such Substitute Awards shall not be counted against the aggregate number of shares of Common Stock available for Awards; provided, that Substitute Awards issued or intended as
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ANNEX A
“incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of Incentive Stock Options available under the Plan.
6.   Eligibility.   Participation shall be limited to Eligible Persons who have been selected by the Committee and who have entered into an Award agreement with respect to an Award granted to them under the Plan (each such Eligible Person, a “Participant”)
7.   Options.
a.   Generally.   Each Option shall be subject to the conditions set forth in the Plan and in the Award agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the Award agreement expressly states otherwise. Incentive Stock Options shall be granted only subject to and in compliance with Section 422 of the Code, and only to Eligible Persons who are employees of the Company and its Affiliates and who are eligible to receive an Incentive Stock Option under the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.
b.   Exercise Price.   The exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share, determined as of the date of grant. Any modification to the Exercise Price of an outstanding Option shall be subject to the prohibition on repricing set forth in Section 14(b).
c.   Vesting, Exercise and Expiration.   The Committee shall determine the manner and timing of vesting, exercise and expiration of Options. The period between date of grant and the scheduled expiration date of the Option (“Option Period”) shall not exceed ten years, unless the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s securities trading policy or a Company-imposed “blackout period”, in which case the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code). The Committee may accelerate the vesting and/or exercisability of any Option, which acceleration shall not affect any other terms and conditions of such Option.
d.   Method of Exercise and Form of Payment.   No shares of Common Stock shall be delivered pursuant to any exercise of an Option until the Participant has made payment in full to the Company of the Exercise Price and an amount equal to any U.S. Federal, state and local income and employment taxes and non-U.S. income and employment taxes, social contributions and any other tax-related items required to be withheld. Options may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including a third party administrator) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price and all applicable required withholding taxes shall be payable (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest; or (ii) by such other method as the Committee may permit, including without limitation: (A) in other property having a Fair Market Value on the date of exercise equal to the Exercise Price and all applicable required withholding taxes; (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price and all applicable required withholding taxes; or (C) by means of a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise deliverable in respect of an Option that are needed to pay for the Exercise Price and all applicable required withholding taxes. Notwithstanding the foregoing, unless otherwise determined by the Committee, if on the last day of the Option Period, the Fair Market Value exceeds the Exercise Price, the Participant has not exercised the Option, and the Option has not expired, such Option shall be deemed to have been exercised by the Participant on such last day by means of a “net exercise” procedure described above. Any fractional shares of Common Stock shall be settled in cash.
e.   Notification upon Disqualifying Disposition of an Incentive Stock Option.   Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before
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ANNEX A
the later of (A) two years after the date of grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instruction from such Participant as to the sale of such Common Stock.
f.   Compliance with Laws, etc.   Notwithstanding the foregoing, in no event shall the Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation service on which the Common Stock of the Company is listed or quoted.
g.   Incentive Stock Option Grants to 10% Shareholders.   Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a subsidiary or a parent of the Company, the Option Period shall not exceed five years from the date of grant of such Option and the Option Price shall be at least 110% of the Fair Market Value (on the date of grant) of the shares subject to the Option.
h.   $100,000 Per Year Limitation for Incentive Stock Options.   To the extent the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.
8.   Stock Appreciation Rights (SARs).
a.   Generally.   Each SAR shall be subject to the conditions set forth in the Plan and the Award agreement. Any Option granted under the Plan may include a tandem SAR. The Committee also may award SARs independent of any Option.
b.   Strike Price.   The strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the date of grant); provided, however, that a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option. Any modification to the Strike Price of an outstanding SAR shall be subject to the prohibition on repricing set forth in Section 14(b).
c.   Vesting and Expiration.   A SAR granted in tandem with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independently of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting or exercisability dates set by the Committee, the Committee may accelerate the vesting and/or exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to vesting and/or exercisability. If the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s securities trading policy or a Company-imposed “blackout period”, the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code).
d.   Method of Exercise.   SARs may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including a third party administrator) in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an Option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.
e.   Payment.   Upon the exercise of a SAR, the Company shall pay to the holder thereof an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to
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ANNEX A
any U.S. Federal, state and local income and employment taxes and non-U.S. income and employment taxes, social contributions and any other tax-related items required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.
9.   Restricted Stock and Restricted Stock Units.
a.   Generally.   Each Restricted Stock and Restricted Stock Unit grant shall be subject to the conditions set forth in the Plan and the Award agreement. The Committee shall establish restrictions applicable to such Restricted Stock and Restricted Stock Units, including the period over which the restrictions shall apply (the “Restricted Period”), and the time or times at which Restricted Stock or Restricted Stock Units shall become vested. The Committee may accelerate the vesting and/or the lapse of any or all of the restrictions on the Restricted Stock and Restricted Stock Units, which acceleration shall not affect any other terms and conditions of such Awards. No shares shall be issued at the time an Award of Restricted Stock Units is made, and the Company will not be required to set aside a fund for the payment of any such Award.
b.   Stock Certificates; Escrow or Similar Arrangement.   Upon the grant of Restricted Stock, the Committee shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions. The Committee also may cause a stock certificate registered in the name of the Participant to be issued. In such event, the Committee may provide that such certificates shall be held by the Company or in escrow rather than delivered to the Participant pending vesting and release of restrictions, in which case the Committee may require the Participant to execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock. If the Participant shall fail to execute and deliver the escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the Award agreement, the Participant shall have the rights and privileges of a shareholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock
c.   Restrictions; Forfeiture.   Restricted Stock and Restricted Stock Units awarded to the Participant shall be subject to forfeiture until the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, and shall be subject to the restrictions on transferability set forth in the Award agreement. In the event of any forfeiture, all rights of the Participant to such Restricted Stock (or as a shareholder with respect thereto), and/or to such Restricted Stock Units, as applicable, including to any dividends and/or dividend equivalents that may have been accumulated and withheld during the Restricted Period in respect thereof, shall terminate without further action or obligation on the part of the Company. The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award or Restricted Stock Unit Award, such action is appropriate.
d.   Delivery of Restricted Stock and Settlement of Restricted Stock Units.
i.   Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock and the attainment of any other vesting criteria, the restrictions set forth in the applicable Award agreement shall be of no further force or effect, except as set forth in the Award agreement. If an escrow arrangement is used, upon such expiration the Company shall deliver to the Participant or his beneficiary (via book entry notation or, if applicable, in stock certificate form) the shares of Restricted Stock with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to the Restricted Stock shall be distributed to the Participant in cash or in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share.
ii.   Unless otherwise provided by the Committee in an Award agreement, upon the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary (via book entry notation or, if applicable, in stock certificate form), one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit which has not then been forfeited and with respect to which the Restricted Period has expired and any other such vesting criteria are attained (“Released Unit”); provided, however, that the Committee may elect to (i) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such Released Units or (ii) defer
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the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units. To the extent provided in an Award agreement, the holder of outstanding Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, if determined by the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (and interest may, if determined by the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Restricted Stock Units are settled following the release of restrictions on such Restricted Stock Units, and, if such Restricted Stock Units are forfeited, the holder thereof shall have no right to such dividend equivalent payments.
e.   Legends on Restricted Stock.   Each certificate representing Restricted Stock awarded under the Plan, if any, shall bear a legend substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Common Stock:
TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE VIRTU FINANCIAL, INC. SECOND AMENDED AND RESTATED 2015 MANAGEMENT INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, DATED AS OF, BETWEEN VIRTU FINANCIAL, INC. AND A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF VIRTU FINANCIAL, INC.
10.   Other Stock-Based Awards.   The Committee may issue unrestricted Common Stock, rights to receive future grants of Awards, or other Awards denominated in Common Stock (including performance shares or performance units), or Awards that provide for cash payments based in whole or in part on the value or future value of shares of Common Stock under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time determine (“Other Stock-Based Awards”). Each Other Stock-Based Award shall be evidenced by an Award agreement which may include conditions including without limitation the payment by the Participant of the Fair Market Value of such shares of Common Stock on the date of grant.
11.   Performance Compensation Awards.
a.   Generally.   The Committee shall have the authority, at or before the time of grant of any Award described in Sections 7 through 10 of the Plan, to designate such Award as a Performance Compensation Award. In addition, the Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award.
b.   Discretion of Committee with Respect to Performance Compensation Awards.   The Committee may select the length of a Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) and the Performance Formula.
c.   Performance Criteria.   The Performance Criteria that will be used to establish the Performance Goal(s) may be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, units, or any combination of the foregoing) including, but not limited to the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, capital, gross revenue or gross revenue growth, invested capital, equity or sales); (vii) cash flow measures (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital), which may but are not required to be measured on a per-share basis; (viii) earnings before or after taxes, interest, depreciation, and amortization (including EBIT and EBITDA); (ix) gross or net operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total shareholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) operating efficiency; (xiv) objective measures of customer satisfaction; (xv) working capital targets; (xvi) measures of economic value added or other “value creation” metrics; (xvii) enterprise
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ANNEX A
value; (xviii) stockholder return; (xix) client retention; (xx) competitive market metrics; (xxi) employee retention; (xxii) objective measures of personal targets, goals or completion of projects (including, but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (xxiii) system-wide revenues; (xxiv) cost of capital, debt leverage year-end cash position or book value; (xxv) strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or (xxvi) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or a percentage of a prior period’s Performance Criteria, or used on an absolute, relative or adjusted basis to measure the performance of the Company and/or one or more Affiliates as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a group of comparator companies, or a published or special index that the Committee deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting, delivery and exercisability of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph.
d.   Modification of Performance Goal(s).   The Committee may alter Performance Criteria without obtaining shareholder approval if applicable tax and/or securities laws so permit. The Committee may modify the calculation of a Performance Goal to reflect any of the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; and (x) a change in the Company’s fiscal year.
e.   Payment of Performance Compensation Awards.   Unless otherwise provided in the applicable Award agreement or any employment, consulting, change-in-control, severance or other agreement between the Participant and the Company or an Affiliate, the Participant must be employed by or rendering services for the Company or an Affiliate on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.
f.   Timing of Award Payments.   Unless otherwise provided in the applicable Award agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following determination by the Committee that the applicable Performance Goals for the Performance Period have been satisfied. Unless otherwise provided in an Award agreement, any Performance Compensation Award that is deferred and is otherwise payable in shares of Common Stock shall be credited (during the period between the date as of which the Award is deferred and the payment date) with dividend equivalents (in a manner consistent with the methodology set forth in the last sentence of Section 9(d)(ii)).
12.   Changes in Capital Structure and Similar Events.   In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation service, accounting principles or law, such that in any case an adjustment is determined by the Committee to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following: (i) adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and
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(B) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria, Performance Formula and Performance Goals); (ii) providing for a substitution or assumption of Awards (or awards of an acquiring company), accelerating the delivery, vesting and/or exercisability of, lapse of restrictions and/or other conditions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and (iii) cancelling any one or more outstanding Awards (or awards of an acquiring company) and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other shareholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect any “equity restructuring” (within the meaning of the Financial Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)). Except as otherwise determined by the Committee, any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 promulgated under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
13.   Effect of Change in Control.   Except to the extent otherwise provided in an Award agreement, or any applicable employment, consulting, change-in-control, severance or other agreement between the Participant and the Company or an Affiliate, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary:
a.   In the event the Participant’s employment with the Company or an Affiliate is terminated by the Company or Affiliate without Cause (and other than due to death or Disability) on or within 12 months following a Change in Control, the Committee may provide that all Options and SARs held by such Participant shall become immediately exercisable with respect to 100% of the shares subject to such Options and SARs, and that the Restricted Period (and any other conditions) shall expire immediately with respect to 100% of the shares of Restricted Stock and Restricted Stock Units and any other Awards held by such Participant (including a waiver of any applicable Performance Goals); provided, that in the event the vesting or exercisability of any Award would otherwise be subject to the achievement of performance conditions, the portion of such Award that shall become fully vested and immediately exercisable shall be based on the assumed achievement of target performance as determined by the Committee and prorated for the number of days elapsed from the grant date of such Award through the date of termination.
b.   In addition, the Committee may upon at least ten (10) days’ advance notice to the affected persons, cancel any outstanding Award and pay to the holders thereof, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. Notwithstanding the above, the Committee shall exercise such discretion over any Award subject to Code Section 409A at the time such Award is granted.
c.   To the extent practicable, the provisions of this Section 13 shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transaction with respect to the Common Stock subject to their Awards.
14.   Amendments and Termination.
a.   Amendment and Termination of the Plan.   The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension,
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ANNEX A
discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation service on which the shares of Common Stock may be listed or quoted, for changes in GAAP to new accounting standards; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary, unless the Committee determines that such amendment, alteration, suspension, discontinuance or termination either is required or advisable in order for the Company, the Plan or the Award to satisfy any applicable law or regulation. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 14(b) without shareholder approval.
b.   Amendment of Award Agreements.   The Committee may, to the extent not inconsistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively (including after the Participant’s termination of employment or service with the Company); provided, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant unless the Committee determines that such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination either is required or advisable in order for the Company, the Plan or the Award to satisfy any applicable law or regulation; provided, further, that except as otherwise permitted under Section 12 of the Plan, if (i) the Committee reduces the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee cancels any outstanding Option or SAR and replaces it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash in a manner which would either (A) be reportable on the Company’s proxy statement or Form 10-K (if applicable) as Options which have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (B) result in any “repricing” for financial statement reporting purposes (or otherwise cause the Award to fail to qualify for equity accounting treatment) or (iii) the Committee takes any other action which is considered a “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted, then, in the case of the immediately preceding clauses (i) through (iii), any such action shall not be effective without shareholder approval.
15.   General.
a.   Award Agreements; Other Agreements.   Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto. An Award agreement may be in written or electronic form and shall be signed (either in written or electronic form) by the Participant and a duly authorized representative of the Company. The terms of any Award agreement, or any employment, change-in-control, severance or other agreement in effect with the Participant, may have terms or features different from and/or additional to those set forth in the Plan, and, unless expressly provided otherwise in such Award or other agreement, shall control in the event of any conflict with the terms of the Plan.
b.   Nontransferability.
i.   Each Award shall be exercisable only by the Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
ii.   Notwithstanding the foregoing, the Committee may permit Awards (other than Incentive Stock Options) to be transferred by the Participant, without consideration, subject to such rules as the Committee may adopt, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statements promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his Immediate Family Members; (C) a partnership or limited liability company whose only partners
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ANNEX A
or shareholders are the Participant and his Immediate Family Members; or (D) any other transferee as may be approved either (1) by the Board or the Committee, or (2) as provided in the applicable Award agreement; (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.
iii.   The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award agreement, to the Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the transferred Award, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.
c.   Dividends and Dividend Equivalents.   The Committee may provide the Participant as part of an Award with dividends or dividend equivalents, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that no dividends or dividend equivalents shall be payable in respect of outstanding (i) Options or SARs or (ii) unearned Performance Compensation Awards or other unearned Awards subject to performance conditions (other than or in addition to the passage of time); provided, further, that dividend equivalents may be accumulated in respect of unearned Awards and paid as soon as administratively practicable, but no more than 60 days, after such Awards are earned and become payable or distributable (and the right to any such accumulated dividends or dividend equivalents shall be forfeited upon the forfeiture of the Award to which such dividends or dividend equivalents relate).
d.   Tax Withholding.
i.   The Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right (but not the obligation) and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to the Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as the Committee or the Company deem necessary to satisfy all obligations for the payment of such withholding taxes.
ii.   Without limiting the generality of clause (i) above, the Committee may permit the Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) payment in cash; (B) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) owned by the Participant having a Fair Market Value equal to such withholding liability or (C) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability.
e.   No Claim to Awards; No Rights to Continued Employment.   No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan
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ANNEX A
nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board.
f.   International Participants.   With respect to Participants who reside or work outside of the United States, the Committee may amend the terms of the Plan or appendices thereto, or outstanding Awards, with respect to such Participants, in order to conform such terms with or accommodate the requirements of local laws, procedures or practices or to obtain more favorable tax or other treatment for the Participant, the Company or its Affiliates. Without limiting the generality of this subsection, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on death, disability, retirement or other terminations of employment, available methods of exercise or settlement of an Award, payment of income, social insurance contributions or payroll taxes, withholding procedures and handling of any stock certificates or other indicia of ownership which vary with local requirements. The Committee may also adopt rules, procedures or sub-plans applicable to particular Affiliates or locations.
g.   Beneficiary Designation.   The Participant’s beneficiary shall be deemed to be his spouse (or domestic partner if such status is recognized by the Company and in such jurisdiction), or if the Participant is otherwise unmarried at the time of death, his estate, except to the extent a different beneficiary is designated in accordance with procedures that may be established by the Committee from time to time for such purpose. Notwithstanding the foregoing, in the absence of a beneficiary validly designated under such Committee-established procedures and/or applicable law who is living (or in existence) at the time of death of a Participant residing or working outside the United States, any required distribution under the Plan shall be made to the executor or administrator of the estate of the Participant, or to such other individual as may be prescribed by applicable law.
h.   Termination of Employment or Service.   Except as otherwise provided in an Award agreement, or any employment, consulting, change-in-control, severance or other agreement between the Participant and the Company or an Affiliate, unless determined otherwise by the Committee: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National guard unit) nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if the Participant’s employment with the Company or its Affiliates terminates, but such Participant continues to provide services with the Company or its Affiliates in a non-employee capacity (including as a Non-Employee Director) (or vice versa), such change in status shall not be considered a termination of employment or service with the Company or an Affiliate for purposes of the Plan.
i.   No Rights as a Shareholder.   Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to that person.
j.   Government and Other Regulations.
i.   Nothing in the Plan shall be deemed to authorize the Committee or Board or any members thereof to take any action contrary to applicable law or regulation, or rules of NASDAQ or any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted.
ii.   The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to and in compliance with the terms of an available exemption. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the U.S. Federal securities laws, or the rules, regulations and other requirements of the U.S. Securities and Exchange Commission, any securities exchange or inter-dealer quotation service upon which such shares or other securities of the Company
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ANNEX A
are then listed or quoted and any other applicable Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates of Common Stock or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.
iii.   The Committee may cancel an Award or any portion thereof if it determines that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, unless prevented by applicable laws, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.
k.   No Section 83(b) Elections Without Consent of Company.   No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award agreement or by action of the Committee in writing prior to the making of such election. If the Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.
l.   Payments to Persons Other Than Participants.   If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative or a beneficiary designation form has been filed with the Company) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.
m.   Nonexclusivity of the Plan.   Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
n.   No Trust or Fund Created.   Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and the Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company.
o.   Reliance on Reports.   Each member of the Committee and each member of the Board (and their respective designees) shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent registered
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ANNEX A
public accounting firm of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.
p.   Relationship to Other Benefits.   No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.
q.   Purchase for Investment.   Whether or not the Options and shares covered by the Plan have been registered under the Securities Act, each person exercising an Option under the Plan or acquiring shares under the Plan, may be required by the Company to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant upon the exercise of any Option granted under the Plan.
r.   Governing Law.   The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws thereof, or principles of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.
s.   Severability.   If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
t.   Obligations Binding on Successors.   The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company.
u.   409A of the Code.
i.   It is intended that the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan or any other plan maintained by the Company, including any taxes and penalties under Section 409A of the Code, and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant or any beneficiary harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.
ii.   Notwithstanding anything in the Plan to the contrary, if the Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments or deliveries in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” within the meaning of Section 409A of the Code or, if earlier, the Participant’s date of death. All such delayed payments or deliveries will be paid or delivered (without interest) in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.
iii.   In the event that the timing of payments in respect of any Award that would otherwise be considered “deferred compensation” subject to Section 409A of the Code would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder or (B) a Disability, no such acceleration shall be permitted unless
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ANNEX A
the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.
v.   Clawback/Forfeiture.   Notwithstanding anything to the contrary contained herein, an Award agreement may provide that the Committee may cancel such Award if the Participant, without the consent of the Company, has engaged in or engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate while employed by or providing services to the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, or violates a non-competition, non-solicitation, non-disparagement or non-disclosure covenant or agreement with the Company or any Affiliate, as determined by the Committee. The Committee may also provide in an Award agreement that in such event, the Participant will forfeit any compensation, gain or other value realized thereafter on the vesting, exercise or settlement of such Award, the sale or other transfer of such Award, or the sale of shares of Common Stock acquired in respect of such Award, and must promptly repay such amounts to the Company. The Committee may also provide in an Award agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), all as determined by the Committee, then the Participant shall be required to promptly repay any such excess amount to the Company. To the extent required by applicable law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of NASDAQ or any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted, or if so required pursuant to a written policy adopted by the Company, Awards shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into all outstanding Award agreements).
w.   No Representations or Covenants With Respect to Tax Qualification.   Although the Company may endeavor to (i) qualify an Award for favorable U.S. or non-U.S. tax treatment or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.
x.   Expenses; Gender; Titles and Headings.   The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.
* * *
As adopted by the Board of Directors of the Company on April 22, 2025.
As approved by the shareholders of the Company on June 2, 2025.
2025 Proxy Statement	A-17

VIRTU FINANCIAL

VIRTU FINANCIAL, INC.
1633 BROADWAY
NEW YORK, NY 10019

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2. Advisory Vote to Approve Compensation of Named Executive Officers.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SCAN TO VIEW MATERIALS & VOTEwVIRTU FINANCIAL, INC.1633 BROADWAYVOTE BY INTERNET NEW YORK, NY 10019Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Vote by 11:59 P.M. ET on June 1, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/VIRT2025You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 1, 2025. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.V68354-P29581VIRTU FINANCIAL, INC.ForWithholdForAll To withhold authority to vote for any individualAll AllExceptnominee(s), mark "For All Except" and write theThe Board of Directors recommends you vote FOR the number(s) of the nominee(s) on the line below.following:1.Election of DirectorsNominees:01)William F. Cruger, Jr.02)Christopher C. Quick03)Vincent ViolaThe Board of Directors recommends you vote FOR the following proposal:ForAgainstAbstain2.Advisory Vote to Approve Compensation of Named Executive Officers.The Board of Directors recommends you vote 1 YEAR on the following proposal:1 Year2 Years3 YearsAbstain3.Advisory vote on the frequency of Future Advisory Votes on Compensation of Named Executive Officers.The Board of Directors recommends you vote FOR the following proposals 4 and 5:ForAgainstAbstain4.Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year ending!!!December 31, 2025.5.Proposal to approve the Virtu Financial, Inc. Second Amended and Restated 2015 Management Incentive Plan to increase the number of shares authorizedfor issuance thereunder, extend the expiration date thereof and remove certain provisions related to Section 162(m) of the Code that are no longer applicable.NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting or any postponement(s) and adjournment(s) thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.comV68355-P29581VIRTU FINANCIAL, INC.Annual Meeting of StockholdersJune 2, 2025 9:00 AM ETThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Douglas Cifu and Cindy Lee, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of VIRTU FINANCIAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, ET on June 2, 2025 held virtually at www.virtualshareholdermeeting.com/VIRT2025, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side